        As filed with the Securities and Exchange Commission on October 27, 2006
                                               Securities Act File No. 333-57793
                               Investment Company Act of 1940 File No. 811-08839

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                      Post-Effective Amendment No. 18 [X]

                                       And

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                             Amendment No. 20 [X]

                          streetTRACKS(R) SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                               One Lincoln Street
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (866) 787-2257

                            Scott M. Zoltowski, Esq.
                       State Street Bank and Trust Company
                               One Lincoln Street
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                   Copies to:
                              W. John McGuire, Esq.
                          Morgan, Lewis and Bockius LLP
                           1111 Pennsylvania Ave., NW
                              Washington, DC 20004

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to Rule 485, paragraph (b)

[ ]  on _________________ pursuant to Rule 485, paragraph (b)

[ ]  60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(1)

[ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        [STREETTRACKS LOGO]SERIES TRUST
                                   PROSPECTUS


                  streetTRACKS(R) DJ WILSHIRE TOTAL MARKET ETF


                   streetTRACKS(R) DJ WILSHIRE LARGE CAP ETF


                streetTRACKS(R) DJ WILSHIRE LARGE CAP GROWTH ETF


                streetTRACKS(R) DJ WILSHIRE LARGE CAP VALUE ETF


                    streetTRACKS(R) DJ WILSHIRE MID CAP ETF


                 streetTRACKS(R) DJ WILSHIRE MID CAP GROWTH ETF


                 streetTRACKS(R) DJ WILSHIRE MID CAP VALUE ETF


                   streetTRACKS(R) DJ WILSHIRE SMALL CAP ETF


                streetTRACKS(R) DJ WILSHIRE SMALL CAP GROWTH ETF


                streetTRACKS(R) DJ WILSHIRE SMALL CAP VALUE ETF


                      streetTRACKS(R) DJ GLOBAL TITANS ETF


                      streetTRACKS(R) DJ WILSHIRE REIT ETF


                          streetTRACKS(R) KBW BANK ETF


                    streetTRACKS(R) KBW CAPITAL MARKETS ETF


                       streetTRACKS(R) KBW INSURANCE ETF


                 streetTRACKS(R) MORGAN STANLEY TECHNOLOGY ETF


                              SPDR(R) DIVIDEND ETF


                        SPDR(R) AEROSPACE & DEFENSE ETF


                              SPDR(R) BIOTECH ETF


                      SPDR(R) BUILDING & CONSTRUCTION ETF


                         SPDR(R) COMPUTER HARDWARE ETF


                         SPDR(R) COMPUTER SOFTWARE ETF


                       SPDR(R) HEALTH CARE EQUIPMENT ETF


                        SPDR(R) HEALTH CARE SERVICES ETF


                            SPDR(R) HOMEBUILDERS ETF


                            SPDR(R) LEISURETIME ETF


                          SPDR(R) METALS & MINING ETF


                   SPDR(R) OIL & GAS EQUIPMENT & SERVICES ETF


                 SPDR(R) OIL & GAS EXPLORATION & PRODUCTION ETF


                    SPDR(R) OUTSOURCING & IT CONSULTING ETF


                          SPDR(R) PHARMACEUTICALS ETF


                               SPDR(R) RETAIL ETF


                           SPDR(R) SEMICONDUCTOR ETF


                              SPDR(R) TELECOM ETF


                           SPDR(R) TRANSPORTATION ETF


                  streetTRACKS(R) KBW REGIONAL BANKING(SM) ETF


                  streetTRACKS(R) KBW MORTGAGE FINANCE(SM) ETF


                                OCTOBER 31, 2006


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS


streetTRACKS(R) Series Trust................................    1
Who Should Invest?..........................................    1
Principal Strategies of the Funds...........................    2
  streetTRACKS(R) DJ Wilshire Total Market ETF..............    3
  streetTRACKS(R) DJ Wilshire Large Cap ETF.................    3
  streetTRACKS(R) DJ Wilshire Large Cap Growth ETF..........    4
  streetTRACKS(R) DJ Wilshire Large Cap Value ETF...........    5
  streetTRACKS(R) DJ Wilshire Mid Cap ETF...................    5
  streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF............    6
  streetTRACKS(R) DJ Wilshire Mid Cap Value ETF.............    6
  streetTRACKS(R) DJ Wilshire Small Cap ETF.................    7
  streetTRACKS(R) DJ Wilshire Small Cap Growth ETF..........    7
  streetTRACKS(R) DJ Wilshire Small Cap Value ETF...........    8
  streetTRACKS(R) DJ Global Titans ETF......................    9
  streetTRACKS(R) DJ Wilshire REIT ETF......................    9
  streetTRACKS(R) KBW Bank ETF..............................   10
  streetTRACKS(R) KBW Capital Markets ETF...................   10
  streetTRACKS(R) KBW Insurance ETF.........................   11
  streetTRACKS(R) Morgan Stanley Technology ETF.............   11
  SPDR Dividend ETF.........................................   12
  SPDR(R) Aerospace & Defense ETF...........................   12
  SPDR(R) Biotech ETF.......................................   13
  SPDR(R) Building & Construction ETF.......................   13
  SPDR(R) Computer Hardware ETF.............................   14
  SPDR(R) Computer Software ETF.............................   14
  SPDR(R) Health Care Equipment ETF.........................   15
  SPDR(R) Health Care Services ETF..........................   16
  SPDR(R) Homebuilders ETF..................................   16
  SPDR(R) LeisureTime ETF...................................   17
  SPDR(R) Metals & Mining ETF...............................   17
  SPDR(R) Oil & Gas Equipment & Services ETF................   18
  SPDR(R) Oil & Gas Exploration & Production ETF............   18
  SPDR(R) Outsourcing & IT Consulting ETF...................   19
  SPDR(R) Pharmaceuticals ETF...............................   19
  SPDR(R) Retail ETF........................................   20
  SPDR(R) Semiconductor ETF.................................   20
  SPDR(R) Telecom ETF.......................................   21

  SPDR(R) Transportation ETF................................   22
  streetTRACKS(R) KBW Regional Banking(SM) ETF..............   22
  streetTRACKS(R) KBW Mortgage Finance(SM) ETF..............   23
PRINCIPAL RISKS.............................................   24
PERFORMANCE BAR CHARTS AND TABLES...........................   35
FEES AND EXPENSES...........................................   46
  Example...................................................   55
INDEX DESCRIPTIONS..........................................   58
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
  CONSIDERATIONS............................................   74
  Additional Investment Strategies..........................   74
  Additional Risks..........................................   74
  Other Considerations......................................   76
MANAGEMENT..................................................   76
INDEX LICENSES/DISCLAIMERS..................................   80
DETERMINATION OF NET ASSET VALUE............................   84
BUYING AND SELLING THE FUND.................................   85
PURCHASE AND REDEMPTION OF CREATION UNITS...................   85
DISTRIBUTIONS...............................................   92
PORTFOLIO HOLDINGS..........................................   93
TAX MATTERS.................................................   93
GENERAL INFORMATION.........................................   95
FINANCIAL HIGHLIGHTS........................................   97
ADDITIONAL INFORMATION CONCERNING THE FUNDS.................  101
WHERE TO LEARN MORE ABOUT THE FUNDS.........................

                          streetTRACKS(R) SERIES TRUST


     streetTRACKS(R) Series Trust (the "Trust") is an "index fund" consisting of thirty-seven separate investment portfolios (each a "Fund" and collectively, the "Funds").



     Each Fund seeks to provide investment results that, before expenses, correspond generally to the total return, or in the case of the SPDR(R) Dividend ETF, the price and yield performance, of a specified market index (each, an "Index"). For more information regarding each Index, please refer to the "Index Descriptions" section of this Prospectus. SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Funds.



     The shares of the Funds (the "Shares") are listed on the American Stock Exchange (the "Exchange"). The Shares trade on the Exchange at market prices that may differ to some degree from the Shares' net asset values. Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a "Creation Unit,"* principally in-kind for securities included in the relevant Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.


                               WHO SHOULD INVEST?


     Each Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in the Index. Each Fund may be suitable for long-term investment in the market or sector represented in the Index. Shares of the Funds may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds, which are only bought and sold at closing net asset values, each exchange-traded Fund's Shares have been designed to be traded in a secondary market on the Exchange on an intraday basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of a Fund. Moreover, in contrast to conventional mutual funds where redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities to raise cash for redemptions which, in turn, may generate taxable gains, the in-kind redemp-


---------------


* Except that under the "Dividend Reinvestment Service" described further in the Statement of Additional Information, Shares may be created in less than a Creation Unit and upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

tion mechanism of the Funds generally will not lead to a tax event for shareholders who remain invested in a Fund.

                       PRINCIPAL STRATEGIES OF THE FUNDS


     Each Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the total return, or in the case of the SPDR Dividend ETF, the price and yield performance, of its respective Index. The Adviser seeks a correlation of 0.95 or better between each Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.



     Except for the DJ Wilshire Total Market ETF, each Fund generally will invest in all of the stocks comprising its benchmark Index in proportion to the weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in an index in those weightings. In those circumstances, a Fund may purchase a sample of the stocks in its Index in proportions expected by the Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in an Index, purchase (or sell) securities not in the Index which the Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to track accurately the Index. The DJ Wilshire Total Market ETF utilizes a sampling methodology in seeking its investment objective. Sampling means that the Adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks. In addition, from time to time stocks are added to or removed from an Index. A Fund may sell stocks that are represented in its Index, or purchase stocks that are not yet represented in its Index, in anticipation of their removal from or addition to the Index. Each Fund will concentrate its investments in a particular industry or sector to approximately the same extent that its benchmark index is so concentrated.



     Each Fund will normally invest at least 95% of its total assets in common stocks that comprise its benchmark Index. Each Fund has adopted a policy that requires each Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or its underlying Index. The Board of Trustees of the Trust may change a Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. The Trustees may not change a Fund's investment objective without shareholder approval.

              THIS SECTION DESCRIBES THE INVESTMENT OBJECTIVE AND
                 PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND.

                  streetTRACKS(R) DJ WILSHIRE TOTAL MARKET ETF

                                 (SYMBOL: TMW)


     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire 5000 Composite Index (the "Composite Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Composite Index. The Composite Index is the most comprehensive measure of the U.S. stock market. The Composite Index is designed to represent the performance of all U.S.-headquartered equity securities with readily available price data.


     As of September 30, 2006, the Composite Index was comprised of 4,977 stocks. Because of the practical difficulties and expense of purchasing almost 5,000 stocks, the Fund does not purchase all of the stocks in the Composite Index. Instead, the Fund utilizes "sampling" methodology in seeking its objective. Sampling means that the Adviser uses quantitative analysis to select stocks from the Composite Index universe to obtain a representative sample of stocks that resemble the Composite Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of stocks in the Composite Index, but reserves the right to hold as many stocks as it believes necessary to achieve the Fund's investment objective.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                   streetTRACKS(R) DJ WILSHIRE LARGE CAP ETF
                                 (SYMBOL: ELR)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Large Cap Index (the "Large Cap Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Large Cap Index. The Index represents the large-cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE, AMEX and the NASDAQ National Market. The Large Cap Index includes the components of the Composite Index ranked 1-750 by full market capitalization. As of September 30, 2006, the Large Cap Index was comprised of 750 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; INDEX TRACKING RISK and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."


                streetTRACKS(R) DJ WILSHIRE LARGE CAP GROWTH ETF

                                 (SYMBOL: ELG)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Large Cap Growth Index (the "Large Cap Growth Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Large Cap Growth Index. The Index represents the large-cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE, AMEX and the NASDAQ National Market. The Large Cap Growth Index includes the components of the Composite Index ranked 1-750 by full market capitalization and that are classified as "growth" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2006, the Large Cap Growth Index was comprised of 430 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; GROWTH RISK; LARGE CAP RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                streetTRACKS(R) DJ WILSHIRE LARGE CAP VALUE ETF

                                 (SYMBOL: ELV)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Large Cap Value Index (the "Large Cap Value Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Large Cap Value Index. The Index represents the large-cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE, AMEX and the NASDAQ National Market. The Large Cap Value Index includes the components of the Composite Index ranked 1-750 by full market capitalization and that are classified as "value" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2006, the Large Cap Value Index was comprised of 320 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; VALUE RISK; LARGE CAP RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                    streetTRACKS(R) DJ WILSHIRE MID CAP ETF
                                 (SYMBOL: EMM)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Mid Cap Index (the "Mid Cap Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Mid Cap Index. The Index represents the mid-cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE, AMEX and the NASDAQ National Market. The Mid Cap Index includes the components of the Composite Index ranked 501-1000 by full market capitalization. As of September 30, 2006, the Mid Cap Index was comprised of 499 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; MID CAP RISK; INDEX TRACKING RISK; and NON-

DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                 streetTRACKS(R) DJ WILSHIRE MID CAP GROWTH ETF
                                 (SYMBOL: EMG)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Mid Cap Growth Index (the "Mid Cap Growth Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Mid Cap Growth Index. The Index represents the mid-cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE, AMEX and the NASDAQ National Market. The Mid Cap Growth Index includes the components of the Composite Index ranked 501-1000 by full market capitalization and that are classified as "growth" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earning growth. As of September 30, 2006, the Mid Cap Growth Index was comprised of 248 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; MID CAP RISK; GROWTH RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                 streetTRACKS(R) DJ WILSHIRE MID CAP VALUE ETF
                                 (SYMBOL: EMV)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Mid Cap Value Index (the "Mid Cap Value Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Mid Cap Value Index. The Index represents the mid-cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE, AMEX and the NASDAQ National Market. The Mid Cap Value Index includes the components of the Composite Index ranked 501-1000 by full market capitalization and that are classified as "value" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earning growth. As of September 30, 2006, the Mid Cap Value Index was comprised of 251 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; MID CAP RISK; VALUE RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                   streetTRACKS(R) DJ WILSHIRE SMALL CAP ETF
                                 (SYMBOL: DSC)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Small Cap Index (the "Small Cap Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Small Cap Index. The Index represents the small cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE, AMEX and the NASDAQ National Market. The Small Cap Index includes the components of the Composite Index ranked 751-2500 by full market capitalization. As of September 30, 2006, the Small Cap Index was comprised of 1,747 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SMALL CAP RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."


                streetTRACKS(R) DJ WILSHIRE SMALL CAP GROWTH ETF

                                 (SYMBOL: DSG)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Small Cap Growth Index (the "Small Cap Growth Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Small Cap Growth Index. The Index represents the small-cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE, AMEX and the NASDAQ National Market. The

Small Cap Growth Index includes the components of the Composite Index ranked 751-2500 by full market capitalization and that are classified as "growth" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2006, the Small Cap Growth Index was comprised of 892 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SMALL CAP RISK; GROWTH RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."


                streetTRACKS(R) DJ WILSHIRE SMALL CAP VALUE ETF

                                 (SYMBOL: DSV)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Small Cap Value Index (the "Small Cap Value Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Small Cap Value Index. The Index represents the small-cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE, AMEX and the NASDAQ National Market. The Small Cap Value Index includes the components of the Composite Index ranked 751-2500 by full market capitalization and that are classified as "value" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2006, the Small Cap Value Index was comprised of 855 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SMALL CAP RISK; VALUE RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                      streetTRACKS(R) DJ GLOBAL TITANS ETF

                                 (SYMBOL: DGT)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Global Titans 50 Index U.S. Close (the "Global Titans Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Global Titans Index. The Index includes 50 stocks, which are chosen by Dow Jones based on the combination of market data and fundamental data.


     The Fund purchases American Depositary Receipts ("ADR") or U.S. shares, if available, of foreign companies included in the Index. If an ADR for a company is not available, the Fund will purchase the actual foreign security included in the Index. The Fund purchases such ADRs or U.S. shares rather than the underlying foreign securities, because the closing value of the Index is calculated based on ADR or U.S. share prices and, therefore, the Adviser believes that ADRs or U.S. shares best enable the Fund to accurately track the Index. As of September 30, 2006, the Global Titans Index was comprised of 50 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; FOREIGN INVESTMENT RISK; LARGE CAP RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."


                      streetTRACKS(R) DJ WILSHIRE REIT ETF

                                 (SYMBOL: RWR)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire REIT Index (the "Wilshire REIT Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Wilshire REIT Index. The Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts ("REITs"). The Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate. As of September 30, 2006, the Index was composed of 89 REITs.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; REIT RISK; CONCENTRATION RISK; INDEX TRACKING

RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                          streetTRACKS(R) KBW BANK ETF
                                 (SYMBOL: KBE)

     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the KBW Bank Index (the "Bank Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Bank Index. The Bank Index is a float adjusted modified-market capitalization weighted index of geographically diverse companies representing national money center banks and regional banking institutions listed on U.S. stock markets. As of September 30, 2006, the Bank Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; BANK SECTOR RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                    streetTRACKS(R) KBW CAPITAL MARKETS ETF
                                 (SYMBOL: KCE)

     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the KBW Capital Markets Index (the "Capital Markets Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Capital Markets Index. The Capital Markets Index is a float adjusted modified-market capitalization weighted index which measures the performance of publicly traded companies in the U.S. capital market industry and includes broker dealers, asset managers, trust and custody banks and a stock exchange. As of September 30, 2006, the Capital Markets Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; CAPITAL MARKETS RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                       streetTRACKS(R) KBW INSURANCE ETF
                                 (SYMBOL: KIE)

     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the KBW Insurance Index (the "Insurance Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Insurance Index. The Insurance Index is a float adjusted modified-market capitalization weighted index which measures the performance of companies in the insurance industry which are publicly traded in the U.S. The securities in the Insurance Index were selected to provide appropriate representation of the industry's diverse sub-sectors, including personal and commercial lines, property/casualty, life insurance, reinsurance, brokerage and financial guarantee. As of September 30, 2006, the Insurance Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; INSURANCE SECTOR RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."


                 streetTRACKS(R) MORGAN STANLEY TECHNOLOGY ETF

                                 (SYMBOL: MTK)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Technology Index (the "Technology Index" or the "Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Technology Index. The Exchange calculates the Technology Index. Morgan Stanley & Co. Incorporated acts as consultant to the Exchange in connection with the Exchange's maintenance of the Technology Index. As of September 30, 2006, the Technology Index was comprised of 35 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; TECHNOLOGY SECTOR RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                              SPDR(R) DIVIDEND ETF
                                 (SYMBOL: SDY)

     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the price and yield of the S&P(R) High Yield Dividend Aristocrats Index (the "Dividend Index"). There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Dividend Index. The Dividend Index is designed to measure the performance of 50 highest dividend yielding S&P Composite 1500 constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 25 years. As of September 30, 2006, the Dividend Index was comprised of 50 stocks.


     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."


                        SPDR(R) AEROSPACE & DEFENSE ETF


                                 (SYMBOL: XAR)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the aerospace and defense segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Aerospace & Defense Select Industry Index (the "Aerospace & Defense Index" or the "Index"). The Aerospace & Defense Index represents the aerospace and defense sub-industry portion of the S&P Total Market Index (the "S&P TMI"). The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Aerospace & Defense Index was comprised of 21 stocks. The Aerospace & Defense Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; AEROSPACE AND DEFENSE RISK; TECHNOLOGY RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL

RISKS under "Additional Investment Strategies, Risks and Other Considerations."


                              SPDR(R) BIOTECH ETF


                                 (SYMBOL: XBI)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the biotechnology segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Biotechnology Select Industry Index (the "Biotech Index" or the "Index"). The Biotech Index represents the biotechnology sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Biotech Index was comprised of 45 stocks. The Biotech Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; BIOTECHNOLOGY SECTOR RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                      SPDR(R) BUILDING & CONSTRUCTION ETF


                                 (SYMBOL: XBC)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the building and construction segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Building & Construction Select Industry Index (the "Building & Construction Index" or the "Index"). The Building & Construction Index represents the building and construction sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Building & Construction Index was comprised of 39 stocks. The Building & Construction Index is an equal weighted market cap index.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; BUILDING AND CONSTRUCTION RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                         SPDR(R) COMPUTER HARDWARE ETF


                                 (SYMBOL: XHW)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the computer hardware segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Computer Hardware Select Industry Index (the "Computer Hardware Index" or the "Index"). The Computer Hardware Index represents the computer hardware sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Computer Hardware Index was comprised of 21 stocks. The Computer Hardware Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; COMPUTER INDUSTRY RISK; TECHNOLOGY RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                         SPDR(R) COMPUTER SOFTWARE ETF


                                 (SYMBOL: STW)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the computer software segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Computer Software Select Industry Index (the "Computer Software Index" or the "Index"). The Computer Software Index represents the computer software sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National

Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Computer Software Index was comprised of 55 stocks. The Computer Software Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; COMPUTER INDUSTRY RISK; TECHNOLOGY RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                       SPDR(R) HEALTH CARE EQUIPMENT ETF


                                 (SYMBOL: XHE)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the health care equipment and supplies segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Health Care Equipment Select Industry Index (the "Health Care Equipment Index" or the "Index"). The Health Care Equipment Index represents the health care equipment and supplies sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Health Care Equipment Index was comprised of 53 stocks. The Health Care Equipment Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; HEATH CARE INDUSTRY RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                        SPDR(R) HEALTH CARE SERVICES ETF


                                 (SYMBOL: XHS)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the health care providers and services segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Health Care Services Select Industry Index (the "Health Care Services Index" or the "Index"). The Health Care Services Index represents the health care providers and services sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Health Care Services Index was comprised of 53 stocks. The Health Care Services Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; HEATH CARE INDUSTRY RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                            SPDR(R) HOMEBUILDERS ETF


                                 (SYMBOL: XHB)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the homebuilding segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Homebuilders Select Industry Index (the "Homebuilders Index" or the "Index"). The Homebuilders Index represents the homebuilding sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Homebuilders index was comprised of 21 stocks. The Homebuilders Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; HOME BUILDERS SECTOR RISK; CONCENTRATION RISK; INDEX

TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                            SPDR(R) LEISURETIME ETF


                                 (SYMBOL: XLZ)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the leisure industry segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P LeisureTime Select Industry Index (the "LeisureTime Index" or the "Index"). The LeisureTime Index represents the leisure sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the LeisureTime Index was comprised of 42 stocks. The LeisureTime Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; LEISURE INDUSTRY RISK; RETAIL RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                          SPDR(R) METALS & MINING ETF


                                 (SYMBOL: XME)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the metals and mining segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Metals & Mining Select Industry Index (the "Metals & Mining Index" or the "Index"). The Metals & Mining Index represents the metals and mining sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Metals & Mining Index was comprised of 30 stocks. The Metals & Mining Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK;

MICRO CAP RISK; METALS AND MINING RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                   SPDR(R) OIL & GAS EQUIPMENT & SERVICES ETF


                                 (SYMBOL: XES)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Oil & Gas Equipment & Services Select Industry Index (the "Oil & Gas Equipment Index" or the "Index"). The Oil & Gas Equipment Index represents the oil and gas equipment and services sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Oil & Gas Equipment Index was comprised of 29 stocks. The Oil & Gas Equipment Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; ENERGY RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                 SPDR(R) OIL & GAS EXPLORATION & PRODUCTION ETF


                                 (SYMBOL: XOP)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the "Oil & Gas Exploration Index" or the "Index"). The Oil & Gas Exploration Index represents the oil and gas exploration and production sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock

Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Oil & Gas Exploration Index was comprised of 45 stocks. The Oil & Gas Exploration Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; ENERGY RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                    SPDR(R) OUTSOURCING & IT CONSULTING ETF


                                 (SYMBOL: XOT)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the outsourcing and information technology consulting segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Outsourcing & IT Consulting Select Industry Index (the "Outsourcing & IT Consulting Index" or the "Index"). The Outsourcing & IT Consulting Index represents the outsourcing and information technology consulting sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Outsourcing & IT Consulting Index was comprised of 37 stocks. The Outsourcing & IT Consulting Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; OUTSOURCING & IT CONSULTING RISK; TECHNOLOGY RISK; COMPUTER INDUSTRY RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                          SPDR(R) PHARMACEUTICALS ETF


                                 (SYMBOL: XPH)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Pharmaceuticals Select Industry Index (the "Pharmaceuticals Index" or the "Index"). The Pharmaceuticals Index represents the pharmaceuticals sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Pharmaceuticals Index was comprised of 21 stocks. The Pharmaceuticals Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; PHARMACEUTICAL RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                               SPDR(R) RETAIL ETF


                                 (SYMBOL: XRT)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the retail segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Retail Select Industry Index (the "Retail Index" or the "Index"). The Retail Index represents the retail sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Retail Index was comprised of 67 stocks. The Retail Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; RETAIL RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                           SPDR(R) SEMICONDUCTOR ETF


                                 (SYMBOL: XSD)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the semiconductor segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Semiconductor Select Industry Index (the "Semiconductor Index" or the "Index"). The Semiconductor Index represents the Semiconductor sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Semiconductor Index was comprised of 24 stocks. The Semiconductor Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; TECHNOLOGY RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                              SPDR(R) TELECOM ETF


                                 (SYMBOL: XTL)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the telecommunications segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Telecom Select Industry Index (the "Telecom Index" or the "Index"). The Telecom Index represents the telecommunications sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Telecom Index was comprised of 23 stocks. The Telecom Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; TELECOMMUNICATIONS RISK; TECHNOLOGY RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                           SPDR(R) TRANSPORTATION ETF


                                 (SYMBOL: XTN)



     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the transportation segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Transportation Select Industry Index (the "Transportation Index" or the "Index"). The Transportation Index represents the transportation sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. As of September 30, 2006, the Transportation Index was comprised of 33 stocks. The Transportation Index is an equal weighted market cap index.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; TRANSPORTATION RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."



                  STREETTRACKS(R) KBW REGIONAL BANKING(SM) ETF


                                 (SYMBOL: KRE)



     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the regional banking segment of the U.S. banking industry. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the KBW Regional Banking(SM) Index (the "Regional Banking Index"). The Regional Banking Index is an equal weighted index of geographically diverse companies representing regional banking institutions listed on U.S. stock markets. As of September 30, 2006, the Regional Banking Index was comprised of 50 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; BANK RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                  STREETTRACKS(R) KBW MORTGAGE FINANCE(SM) ETF


                                 (SYMBOL: KMF)



     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the mortgage banking, processing and marketing segment of the U.S. financial services industry. There is no assurance that the Fund will achieve its investment objective.



     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the KBW Mortgage Finance(SM) Index (the "Mortgage Index"). The Mortgage Index is a float adjusted modified-market capitalization weighted index of geographically diverse companies representing mortgage banks, loan processors, marketing and service institutions listed on U.S. stock markets. As of September 30, 2006, the Mortgage Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.



     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; MORTGAGE RISK; CONCENTRATION RISK; INDEX TRACKING RISK; and NON-DIVERSIFIED RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

PRINCIPAL RISKS


     THE FUNDS' SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. THE FUNDS MAY NOT ACHIEVE THEIR OBJECTIVES. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



     INDEX AND EQUITY RISK (All Funds): Unlike many investment companies, each Fund is not actively "managed." Therefore, a Fund would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the relevant Index. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. Stock values could decline generally or could underperform other investments.



     INDEX TRACKING RISK (All Funds, except DJ Wilshire Total Market ETF): Each Fund's return may not match the return of its respective Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Index, and also incurs costs in buying and selling securities, especially when rebalancing a Fund's securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If a Fund utilizes a sampling approach and may hold futures or other derivative positions its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index.


     SAMPLING INDEX TRACKING RISK (DJ Wilshire Total Market ETF): The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index, or representative sample of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since the Fund utilizes a sampling approach and may hold futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if the Fund purchased all of the stocks in the Index.


     NON-DIVERSIFIED RISK (All Funds): Each Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company than diversified funds, the performance of that company can have a substantial impact on a Fund's share price. Each Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.


     GROWTH RISK (DJ Wilshire Large Cap Growth ETF, DJ Wilshire Mid Cap Growth ETF and DJ Wilshire Small Cap Growth ETF): The Fund emphasizes a "growth" style of investing. The market values of growth stocks may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.


     VALUE RISK (DJ Wilshire Large Cap Value ETF, DJ Wilshire Mid Cap Value ETF and DJ Wilshire Small Cap Value ETF): A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.



     LARGE CAP RISK (DJ Wilshire Total Market ETF, DJ Wilshire Large Cap ETF, DJ Wilshire Large Cap Growth ETF, DJ Wilshire Large Cap Value ETF, DJ Global Titans ETF and SPDR Dividend ETF, SPDR(R) Aerospace & Defense ETF, SPDR(R) Biotech ETF, SPDR(R) Building & Construction ETF, SPDR(R) Computer Hardware ETF, SPDR(R) Computer Software ETF, SPDR(R) Health Care Equipment ETF, SPDR(R) Health Care Services ETF, SPDR(R) Homebuilders ETF, SPDR(R) LeisureTime ETF, SPDR(R) Metals & Mining ETF, SPDR(R) Oil & Gas Equipment & Services ETF, SPDR(R) Oil & Gas Exploration & Production ETF, SPDR(R) Outsourcing & IT Consulting ETF, SPDR(R) Pharmaceuticals ETF, SPDR(R) Retail ETF, SPDR(R) Semiconductor ETF, SPDR(R) Telecom ETF, SPDR(R) Transportation ETF, streetTRACKS(R) KBW Regional Banking(SM) ETF and streetTRACKS(R) KBW Mortgage Finance(SM) ETF): Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.



     MID CAP RISK (DJ Wilshire Total Market ETF, DJ Wilshire Mid Cap ETF, DJ Wilshire Mid Cap Growth ETF, DJ Wilshire Mid Cap Value ETF and SPDR Dividend ETF, SPDR(R) Aerospace & Defense ETF, SPDR(R) Biotech ETF, SPDR(R)

Building & Construction ETF, SPDR(R) Computer Hardware ETF, SPDR(R) Computer Software ETF, SPDR(R) Health Care Equipment ETF, SPDR(R) Health Care Services ETF, SPDR(R) Homebuilders ETF, SPDR(R) LeisureTime ETF, SPDR(R) Metals & Mining ETF, SPDR(R) Oil & Gas Equipment & Services ETF, SPDR(R) Oil & Gas Exploration & Production ETF, SPDR(R) Outsourcing & IT Consulting ETF, SPDR(R) Pharmaceuticals ETF, SPDR(R) Retail ETF, SPDR(R) Semiconductor ETF, SPDR(R) Telecom ETF, SPDR(R) Transportation ETF, streetTRACKS(R) KBW Regional Banking(SM) ETF and streetTRACKS(R) KBW Mortgage Finance(SM) ETF): Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in mid-size companies could trail the returns on investments in stocks of larger or smaller companies.



     SMALL CAP RISK (DJ Wilshire Total Market ETF, DJ Wilshire Small Cap ETF, DJ Wilshire Small Cap Growth ETF, DJ Wilshire Small Cap Value ETF and SPDR Dividend ETF, SPDR(R) Aerospace & Defense ETF, SPDR(R) Biotech ETF, SPDR(R) Building & Construction ETF, SPDR(R) Computer Hardware ETF, SPDR(R) Computer Software ETF, SPDR(R) Health Care Equipment ETF, SPDR(R) Health Care Services ETF, SPDR(R) Homebuilders ETF, SPDR(R) LeisureTime ETF, SPDR(R) Metals & Mining ETF, SPDR(R) Oil & Gas Equipment & Services ETF, SPDR(R) Oil & Gas Exploration & Production ETF, SPDR(R) Outsourcing & IT Consulting ETF, SPDR(R) Pharmaceuticals ETF, SPDR(R) Retail ETF, SPDR(R) Semiconductor ETF, SPDR(R) Telecom ETF, SPDR(R) Transportation ETF, streetTRACKS(R) KBW Regional Banking(SM) ETF and streetTRACKS(R) KBW Mortgage Finance(SM) ETF): Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.



     MICRO CAP RISK (DJ Wilshire Total Market ETF, SPDR(R) Aerospace & Defense ETF, SPDR(R) Biotech ETF, SPDR(R) Building & Construction ETF, SPDR(R) Computer Hardware ETF, SPDR(R) Computer Software ETF, SPDR(R) Health Care Equipment ETF, SPDR(R) Health Care Services ETF, SPDR(R) Homebuilders ETF, SPDR(R) LeisureTime ETF, SPDR(R) Metals & Mining ETF, SPDR(R) Oil & Gas Equipment & Services ETF, SPDR(R) Oil & Gas Exploration & Production ETF, SPDR(R) Outsourcing & IT Consulting ETF, SPDR(R) Pharmaceuticals ETF, SPDR(R) Retail ETF, SPDR(R) Semiconductor ETF, SPDR(R) Telecom ETF, SPDR(R) Transportation ETF, streetTRACKS(R) KBW Regional Banking(SM) ETF and streetTRACKS(R) KBW Mortgage Finance(SM) ETF): Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid-and small- capitalization companies and may be more vulnerable to key personnel losses due to reliance on smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.


     FOREIGN INVESTMENT RISK (DJ Global Titans ETF): Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. The Fund's net asset value is determined on the basis of US dollars. Foreign currencies, investments, and other assets and liabilities, if any, are translated into US dollars at current exchange rates. Therefore, you may lose money if the local currency of a foreign market depreciates against the US dollar even if the local currency value of the Fund's holdings goes up.


     Foreign Securities. The Fund will invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market.

     Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

     Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

     Forward Currency Exchange Contracts. The Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Adviser, and the Fund is not required to hedge its foreign currency positions. A forward currency contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. Forward currency contracts are privately negotiated transactions, and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.


     CONCENTRATION RISK (DJ Wilshire REIT ETF, SPDR(R) Dividend ETF, SPDR(R) Aerospace & Defense ETF, SPDR(R) Biotech ETF, SPDR(R) Building and Construction ETF, SPDR(R) Computer Hardware ETF, SPDR(R) Computer Software ETF, SPDR(R) Health Care Equipment ETF, SPDR(R) Health Care Services ETF, SPDR(R) Homebuilders ETF, SPDR(R) LeisureTime ETF, SPDR(R) Metals and Mining ETF, SPDR(R) Oil & Gas Equipment and Services ETF, SPDR(R) Oil & Gas Exploration & Production ETF, SPDR(R) Outsourcing & IT Consulting ETF, SPDR(R) Pharmaceuticals ETF, SPDR(R) Retail ETF, SPDR(R) Semiconductor ETF, SPDR(R) Telecom ETF, SPDR(R) Transportation ETF, KBW Regional Banking ETF, KBW Mortgage Finance ETF, KBW Bank ETF, KBW Capital Markets ETF, KBW Insurance ETF and Morgan Stanley Technology
ETF): To the extent that a Fund concentrates in a particular sector or industry the Fund may be adversely affected by market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect the industry sector or a group of related industries within a sector or subsector



     There are risks specific to certain sectors or groups of sectors, which include:



     MORTGAGE INDUSTRY RISK (KBW Mortgage Finance(SM) ETF): The mortgage industry can be significantly affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity, and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at banks and other federally insured institutions, in response to a high failure rate, have led to high capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home loans. Significant changes are occurring in the origination, packaging, marketing and selling, holding, and insuring of mortgage products.



     BANK INDUSTRY RISK (KBW Regional Banking(SM) ETF and KBW Bank ETF): The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sub-sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and thus, failure to maintain or increase market share may result in lost market share.



     CAPITAL MARKETS INDUSTRY RISK (KBW Capital Markets ETF): Companies within the Index can be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, fluctuation in interest rates and other factors which could adversely affect financial markets.



     INSURANCE INDUSTRY RISK (KBW Insurance ETF): Insurance companies' profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to complete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although the industry is currently subject to extensive regulation, companies in this industry may be adversely affected by increased governmental regulations or tax law changes in the future.



     REIT INDUSTRY RISK (DJ Wilshire REIT ETF): Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the

     Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, this prepayment may diminish the yield on securities issued by those REITs. Certain REITs have a relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended ("1940 Act").



     AEROSPACE AND DEFENSE INDUSTRY RISK (SPDR(R) Aerospace & Defense ETF): The aerospace and defense industry can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. budget.



     BIOTECHNOLOGY INDUSTRY RISK (SPDR(R) Biotech ETF): Companies within the biotech industry invest heavily in research and development which may not necessarily lead to commercially successful products. This industry is also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectually property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.



     BUILDING AND CONSTRUCTION INDUSTRY RISK (SPDR(R) Building & Construction
     ETF): Companies within the Index can be significantly affected by the national, regional and local residential and commercial real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, zoning laws, taxation, consumer confidence, real estate values, demographic patterns, building inventories, and the level of new and existing home sales. Natural disasters and environmental issues can also affect the building industry.



     COMPUTER INDUSTRY RISK (SPDR(R) Computer Hardware ETF, SPDR(R) Computer Software ETF, SPDR(R) Outsourcing & IT Consulting ETF, SPDR(R) Telecom
     ETF): Each Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.



     Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.



     TECHNOLOGY RISK (Morgan Stanley Technology ETF, SPDR(R) Aerospace & Defense ETF, SPDR(R) Computer Hardware ETF, SPDR(R) Computer Software ETF, SPDR(R) Outsourcing & IT Consulting ETF, SPDR(R) Telecom ETF and SPDR(R) Semiconductors ETF): Each Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of a Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.



     Also, many of the products and services offered by this sector's companies are subject to the risk of rapid obsolescence. Other risks include those related to regulatory changes such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.



     OIL AND GAS RISK (SPDR(R) Oil & Gas Equipment & Services ETF, SPDR(R) Oil & Gas Exploration & Production ETF): Energy companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact a Fund's performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.



     HEALTH CARE INDUSTRY RISK (SPDR(R) Health Care Equipment ETF, SPDR(R) Health Care Services ETF): Companies in the health care industry are affected by rising costs of medial products, devices and services and the increased emphasis on the deliver of health care through outpatient services. The health care industry is highly competitive and can be significantly affected by government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration ("FDA"). The process of obtaining FDA approval is often long and expensive.

     HOME BUILDERS INDUSTRY RISK (SPDR(R) Homebuilders ETF): Companies within the Index can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.



     LEISURE INDUSTRY RISK (SPDR(R) LeisureTime ETF): The leisure industry can be significantly affected by the performance of the overall economy, changing consumer tastes, intense competition, technological developments, and government regulation.



     METALS AND MINING INDUSTRY RISK (SPDR(R) Metals & Mining ETF): The metals and mining industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.



     OUTSOURCING AND CONSULTING INDUSTRY RISK (SPDR(R) Outsourcing & IT Consulting ETF): The information technology consulting services and outsourcing industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies in this industry is subject to continued demand for business services.



     PHARMACEUTICAL INDUSTRY RISK (SPDR(R) Pharmaceutical ETF): Companies in the pharmaceutical and healthcare industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly and approved products are susceptible to obsolescence. Pharmaceutical companies are also subject to heavy competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.



     RETAIL INDUSTRY RISK (SPDR(R) LeisureTime ETF, SPDR(R) Retail ETF): Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.



     TELECOMMUNICATIONS INDUSTRY RISK (SPDR(R) Telecom ETF): The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid obsolescence and research and development of new products.



     TRANSPORTATION INDUSTRY RISK (SPDR(R) Transportation ETF): The transportation industry can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.

                                  PERFORMANCE
                             BAR CHARTS AND TABLES

     The bar charts and tables below provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns based on net assets and comparing the Funds' performance to a broad measure of market performance. Past performance (both before and after taxes) is not necessarily an indication of how the Funds will perform in the future. The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                  streetTRACKS(R) DJ WILSHIRE TOTAL MARKET ETF
[PERFORMANCE GRAPH]

Calendar Year End 2001                                                          -10.23
Calendar Year End 2002                                                          -21.21
Calendar Year End 2003                                                           26.63
Calendar Year End 2004                                                           10.01
Calendar Year End 2005(1)                                                         6.91


(1) As of September 30, 2006, the Fund's Calendar Year-To-Date return was 7.51%.



     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on October 4, 2000. During the period shown above (January 1, 2001 through December 31, 2005), the highest quarterly return for the Fund was 14.78% for the quarter ended 6/30/2003, and the lowest was -16.73% for the quarter ended 9/30/2002.



-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN             ONE    THREE FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2005)   YEAR   YEARS YEARS   INCEPTION(1)
-----------------------------------------------------------------------------
  Return Before Taxes                   6.91%  14.20% 1.05%     -0.05%
-----------------------------------------------------------------------------
  Return After Taxes on Distributions   6.65%  13.91% 0.68%     -0.42%
-----------------------------------------------------------------------------
  Return After Taxes on Distributions
    and Redemption of Creation Units    4.83%  12.26% 0.73%     -0.20%
-----------------------------------------------------------------------------
  Dow Jones Wilshire 5000 Composite
    Index (reflects no deductions for
    fees, expenses or taxes)            6.38%  16.35% 2.11%      0.14%
-----------------------------------------------------------------------------
  Standard & Poor's 500 Index
    (reflects no deductions for fees,
    expenses or taxes)                  4.91%  14.39% 0.54%     -1.00%
-----------------------------------------------------------------------------
  Fortune 500/Dow Jones Wilshire 5000
    Blended Index (6/13/05)(2)
    (reflects no deduction for fees,
    expenses or taxes)                  6.82%  14.39% 1.21%      1.43%
-----------------------------------------------------------------------------



(1) Investment operations commenced on October 4, 2000.



(2) A blended index return comprised of the Fortune 500 Index through 6/13/2005 and the Dow Jones Wilshire 5000 Index return from 6/14/2005 through 12/31/2005.


                   streetTRACKS(R) DJ WILSHIRE LARGE CAP ETF

     This is a new Fund which has not yet completed a full year of investment operations and therefore does not have any performance history.

                streetTRACKS(R) DJ WILSHIRE LARGE CAP GROWTH ETF
[PERFORMANCE GRAPH]

Calendar Year End 2001                                                          -25.66
Calendar Year End 2002                                                          -31.65
Calendar Year End 2003                                                           29.18
Calendar Year End 2004                                                            4.92
Calendar Year End 2005(1)                                                         3.10


(1) As of September 30, 2006, the Fund's Calendar Year-To-Date return was 2.66%.



     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2005), the highest quarterly return for the Fund was 17.06% for the quarter ended 12/31/2001, and the lowest was -24.88% for the quarter ended 9/30/2001.



---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN             ONE     THREE    FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2005)  YEAR     YEARS    YEARS   INCEPTION(1)
---------------------------------------------------------------------------------
  Return Before Taxes                   3.10%   11.80%   -6.62%     -11.51%
---------------------------------------------------------------------------------
  Return After Taxes on Distributions   2.98%   11.65%   -6.74%     -11.62%
---------------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units   2.16%   10.17%   -5.54%      -9.38%
---------------------------------------------------------------------------------
  Dow Jones Wilshire Large Cap Growth
     Index (reflects no deductions
     for fees, expenses or taxes)       3.28%   12.05%   -6.42%     -11.21%
---------------------------------------------------------------------------------
  Dow Jones U.S. Large Cap Growth
     Index(2) (reflects no deduction
     for fees, expenses or taxes)       2.56%   11.79%   -6.55%     -11.47%
---------------------------------------------------------------------------------
  Dow Jones Large Cap Index (reflects
     no deductions for fees, expenses
     or taxes)                          4.62%   13.28%   -1.30%      -3.43%
---------------------------------------------------------------------------------


(1) Investment operations commenced on September 25, 2000.


(2) A blended index return comprised of the Dow Jones U.S. Large Cap Growth Index through 10/31/2005 and the Dow Jones Wilshire Large Cap Growth Index return from 11/1/2005 through 12/31/2005.

                streetTRACKS(R) DJ WILSHIRE LARGE CAP VALUE ETF
[PERFORMANCE GRAPH]

Calendar Year End 2001                                                           -6.30
Calendar Year End 2002                                                          -17.60
Calendar Year End 2003                                                           25.51
Calendar Year End 2004                                                           13.12
Calendar Year End 2005(1)                                                         5.48


(1) As of September 30, 2006, the Fund's Calendar Year-To-Date return was
    12.96%.



     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2005), the highest quarterly return for the Fund was 18.25% for the quarter ended 6/30/2003, and the lowest was -16.47% for the quarter ended 9/30/2002.



----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (FOR PERIOD    ONE    THREE   FIVE       SINCE
ENDING DECEMBER 31, 2005)                  YEAR   YEARS   YEARS   INCEPTION(1)
----------------------------------------------------------------------------------
  Return Before Taxes                      5.48%  14.41%   2.95%      3.92%
----------------------------------------------------------------------------------
  Return After Taxes on Distributions      5.07%  13.99%   2.36%      3.32%
----------------------------------------------------------------------------------
  Return After Taxes on Distributions and
    Redemption of Creation Units           4.45%  12.67%   2.48%      3.28%
----------------------------------------------------------------------------------
  Dow Jones Wilshire Large Cap Value
    Index (reflects no deductions for
    fees, expenses or taxes)               5.61%  14.67%   3.18%      4.10%
----------------------------------------------------------------------------------
  Dow Jones Large Cap Index (reflects no
    deductions for fees, expenses or
    taxes)                                 4.62%  13.28%  -1.30%     -3.43%
----------------------------------------------------------------------------------
  Dow Jones U.S. Large Cap Value Index(2)
    (reflects no deduction for fees,
    expenses or taxes)                     5.12%  14.49%   3.08%      4.15%
----------------------------------------------------------------------------------


(1) Investment operations commenced on September 25, 2000.


(2) A blended index return comprised of the Dow Jones U.S. Large Cap Value Index through 10/31/2005 and the Dow Jones Wilshire Large Cap Value Index return from 11/1/2005 through 12/31/2005.

     These are new Funds which have not yet completed a full calendar year of investment operations and therefore do not have any performance history.


                    streetTRACKS(R) DJ WILSHIRE MID CAP ETF

                 streetTRACKS(R) DJ WILSHIRE MID CAP GROWTH ETF


                 streetTRACKS(R) DJ WILSHIRE MID CAP VALUE ETF


                   streetTRACKS(R) DJ WILSHIRE SMALL CAP ETF
                streetTRACKS(R) DJ WILSHIRE SMALL CAP GROWTH ETF
[CHART]

Calendar Year End 2001                                                           -8.88
Calendar Year End 2002                                                          -38.94
Calendar Year End 2003                                                           48.05
Calendar Year End 2004                                                           15.18
Calendar Year End 2005(1)                                                         8.73


(1) As of September 30, 2006, the Fund's Calendar Year-to-Date return was 4.50%.



     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2005), the highest quarterly return for the Fund was 32.87% for the quarter ended 12/31/2001, and the lowest was -30.33% for the quarter ended 9/30/2001.



------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURN       ONE    THREE   FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2005)  YEAR   YEARS   YEARS   INCEPTION(1)
------------------------------------------------------------------------------
  Return Before Taxes                  8.73%  22.85%  0.62%      -3.54%
------------------------------------------------------------------------------
  Return After Taxes on Distributions  8.67%  22.78%  0.59%      -3.57%
------------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units  5.76%  19.94%  0.53%      -2.97%
------------------------------------------------------------------------------
  Dow Jones Wilshire Small Cap Growth
     Index (reflects no deductions
     for fees, expenses or taxes)      8.97%  23.16%  0.89%      -3.30%
------------------------------------------------------------------------------
  Dow Jones Small Cap Index (reflects
     no deductions for fees, expenses
     or taxes)                         7.98%  22.98%  9.60%       7.92%
------------------------------------------------------------------------------
  Dow Jones U.S. Small Cap Growth
     Index(2) (reflects no deduction
     for fees, expenses or taxes)      8.78%  23.09%  0.85%      -3.35%
------------------------------------------------------------------------------


(1) Investment operations commenced on September 25, 2000.


(2) A blended index return comprised of the Dow Jones U.S. Small Cap Growth Index through 10/31/2005 and the Dow Jones Wilshire Small Cap Growth Index return from 11/1/2005 through 12/31/2005.

                streetTRACKS(R) DJ WILSHIRE SMALL CAP VALUE ETF
[CHART]

Calendar Year End 2001                                                           12.33
Calendar Year End 2002                                                           -2.72
Calendar Year End 2003                                                           42.91
Calendar Year End 2004                                                           17.96
Calendar Year End 2005(1)                                                         5.89


(1) As of September 30, 2006, the Fund's Calendar Year-To-Date return was
    10.12%.



     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2005), the highest quarterly return for the Fund was 22.69% for the quarter ended 6/30/2003, and the lowest was -13.91% for the quarter ended 9/30/2002.



------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURN       ONE    THREE   FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2005)  YEAR   YEARS   YEARS   INCEPTION(1)
------------------------------------------------------------------------------
  Return Before Taxes                  5.89%  21.30%  14.29%     16.71%
------------------------------------------------------------------------------
  Return After Taxes on Distributions  4.51%  19.74%  12.65%     15.06%
------------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units  4.78%  18.69%  12.30%     14.50%
------------------------------------------------------------------------------
  Dow Jones Wilshire Small Cap Value
     Index (reflects no deductions
     for fees, expenses or taxes)      6.12%  21.75%  14.72%     16.96%
------------------------------------------------------------------------------
  Dow Jones Small Cap Index (reflects
     no deductions for fees, expenses
     or taxes)                         7.98%  22.98%   9.60%      7.92%
------------------------------------------------------------------------------
  Dow Jones U.S. Small Cap Value
     Index(2) (reflects no deduction
     for fees, expenses or taxes)      6.68%  21.96%  14.84%     16.84%
------------------------------------------------------------------------------


(1) Investment operations commenced on September 25, 2000.


(2) A blended index return comprised of the Dow Jones U.S. Small Cap Value Index through 10/31/2005 and the Dow Jones Wilshire Small Cap Value Index return from 11/1/2005 through 12/31/2005.

                      streetTRACKS(R) DJ GLOBAL TITANS ETF
[CHART]

Calendar Year End 2001                                                          -12.92
Calendar Year End 2002                                                          -23.35
Calendar Year End 2003                                                           24.94
Calendar Year End 2004                                                            7.32
Calendar Year End 2005(1)                                                         2.90


(1) As of September 30, 2006, the Fund's Calendar Year-To-Date return was
    12.09%.



     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2005), the highest quarterly return for the Fund was 14.77% for the quarter ended 6/30/2003, and the lowest was -17.99% for the quarter ended 9/30/2002.



------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURN       ONE    THREE   FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2005)  YEAR   YEARS   YEARS   INCEPTION(1)
------------------------------------------------------------------------------
  Return Before Taxes                  2.90%  11.33%  -1.64%     -3.20%
------------------------------------------------------------------------------
  Return After Taxes on Distributions  2.58%  10.98%  -2.02%     -3.58%
------------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units  2.30%   9.74%  -1.53%     -2.84%
------------------------------------------------------------------------------
  Dow Jones Large Cap Index (reflects
     no deductions for fees, expenses
     or taxes)                         4.62%  13.28%  -1.30%     -3.43%
------------------------------------------------------------------------------
  Dow Jones Global Titans 50 Index
     U.S. Close (reflects no
     deductions for fees, expenses or
     taxes)                            3.44%  11.96%  -1.11%     -2.68%
------------------------------------------------------------------------------


(1) Investment operations commenced on September 25, 2000.

                      streetTRACKS(R) DJ WILSHIRE REIT ETF
[CHART]

Calendar Year End 2002                                                            3.26
Calendar Year End 2003                                                           35.45
Calendar Year End 2004                                                           32.71
Calendar Year End 2005(1)                                                        13.63


(1) As of September 30, 2006, the Fund's Calendar Year-To-Date return was
    24.59%.



     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on April 23, 2001. During the period shown above (January 1, 2002 through December 31, 2005), the highest quarterly return for the Fund was 15.82% for the quarter ended 12/31/2004, and the lowest was -9.06% for the quarter ended 9/30/2002.



-----------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURN           ONE        THREE         SINCE
  (FOR PERIOD ENDING DECEMBER 31, 2005)      YEAR       YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------
  Return Before Taxes                       13.63%      26.88%        20.47%
-----------------------------------------------------------------------------------
  Return After Taxes on Distributions       11.72%      24.70%        18.19%
-----------------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units            9.71%      22.91%        17.24%
-----------------------------------------------------------------------------------
  Dow Jones Wilshire REIT Index (reflects
     no deductions for fees, expenses or
     taxes)                                 13.82%      27.32%        20.52%
-----------------------------------------------------------------------------------
  Dow Jones Small Cap Index (reflects no
     deductions for fees, expenses or
     taxes)                                  7.98%      22.98%        11.68%
-----------------------------------------------------------------------------------


(1) Investment operations commenced on April 23, 2001.


     These are new Funds which have not yet completed a full calendar year of investment operations and therefore do not have any performance history.


                          streetTRACKS(R) KBW BANK ETF


                    streetTRACKS(R) KBW CAPITAL MARKETS ETF



                       streetTRACKS(R) KBW INSURANCE ETF
                 streetTRACKS(R) MORGAN STANLEY TECHNOLOGY ETF
[CHART]

Calendar Year End 2001                                                          -24.33
Calendar Year End 2002                                                          -43.44
Calendar Year End 2003                                                           65.05
Calendar Year End 2004                                                            6.56
Calendar Year End 2005(1)                                                         2.85


(1) As of September 30, 2006, the Fund's Calendar Year-To-Date return was 1.74%.



     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2005), the highest quarterly return for the Fund was 35.54% for the quarter ended 12/31/2001, and the lowest was -35.46% for the quarter ended 9/30/2001.



-------------------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURN         ONE        THREE        FIVE         SINCE
(FOR PERIOD ENDING DECEMBER 31, 2005)    YEAR       YEARS        YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------
  Return Before Taxes                    2.85%      21.84%       -4.99%       -11.28%
-------------------------------------------------------------------------------------------
  Return After Taxes on Distributions    2.85%      21.83%       -5.00%       -11.28%
-------------------------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units    1.85%      19.06%       -4.17%        -9.17%
-------------------------------------------------------------------------------------------
  Morgan Stanley Technology Index
     (reflects no deductions for
     fees, expenses or taxes)            3.37%      22.47%       -4.49%       -10.81%
-------------------------------------------------------------------------------------------
  Dow Jones Large Cap Index (reflects
     no deductions for fees, expenses
     or taxes)                           4.62%      13.28%       -1.30%        -3.43%
-------------------------------------------------------------------------------------------


(1) Investment operations commenced on September 25, 2000.

     These are new Funds which have not yet completed a full calendar year of investment operations and therefore do not have any performance history.


                              SPDR(R) DIVIDEND ETF


                        SPDR(R) AEROSPACE & DEFENSE ETF



                              SPDR(R) BIOTECH ETF



                      SPDR(R) BUILDING & CONSTRUCTION ETF



                         SPDR(R) COMPUTER HARDWARE ETF



                         SPDR(R) COMPUTER SOFTWARE ETF



                       SPDR(R) HEALTH CARE EQUIPMENT ETF



                        SPDR(R) HEALTH CARE SERVICES ETF



                            SPDR(R) HOMEBUILDERS ETF



                            SPDR(R) LEISURETIME ETF



                          SPDR(R) METALS & MINING ETF



                   SPDR(R) OIL & GAS EQUIPMENT & SERVICES ETF



                 SPDR(R) OIL & GAS EXPLORATION & PRODUCTION ETF



                    SPDR(R) OUTSOURCING & IT CONSULTING ETF



                          SPDR(R) PHARMACEUTICALS ETF



                               SPDR(R) RETAIL ETF



                           SPDR(R) SEMICONDUCTOR ETF



                              SPDR(R) TELECOM ETF



                           SPDR(R) TRANSPORTATION ETF



                  streetTRACKS(R) KBW REGIONAL BANKING(SM) ETF



                  streetTRACKS(R) KBW MORTGAGE FINANCE(SM) ETF

                               FEES AND EXPENSES


     This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.(1)



                                   STREETTRACKS(R)   STREETTRACKS(R)   STREETTRACKS(R)   STREETTRACKS(R)
                                     DJ WILSHIRE       DJ WILSHIRE       DJ WILSHIRE       DJ WILSHIRE
                                    TOTAL MARKET        LARGE CAP         LARGE CAP         LARGE CAP
                                         ETF               ETF           GROWTH ETF         VALUE ETF
                                   ---------------   ---------------   ---------------   ---------------
SHAREHOLDER FEES
(fees paid directly from your
  investment, but see "Creation
  and Redemption of Creation
  Units" for a discussion of
  Creation and Redemption
  Transaction Fees)..............       0.00%             0.00%             0.00%             0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
  the Fund's assets)(2)
  Management Fees................       0.20%             0.20%             0.20%             0.20%
  Distribution and Service
    (12b-1) Fees(3)..............        None             0.00%             0.00%             0.00%
  Other Expenses(4)..............       0.00%             0.00%             0.00%             0.00%
                                        -----             -----             -----             -----
TOTAL ANNUAL FUND OPERATING
  EXPENSES.......................       0.20%             0.20%             0.20%             0.20%
                                        =====             =====             =====             =====


---------------

(1) You will incur customary brokerage commissions when buying and selling shares of the Fund.


(2) Expressed as a percentage of average daily net assets.

(3) The Funds (with the exception of the DJ Wilshire Total Market ETF) have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.


(4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%.)

                         STREETTRACKS(R)   STREETTRACKS(R)   STREETTRACKS(R)   STREETTRACKS(R)   STREETTRACKS(R)
                           DJ WILSHIRE       DJ WILSHIRE       DJ WILSHIRE       DJ WILSHIRE       DJ WILSHIRE
                             MID CAP           MID CAP           MID CAP          SMALL CAP         SMALL CAP
                               ETF           GROWTH ETF         VALUE ETF            ETF           GROWTH ETF
                         ---------------   ---------------   ---------------   ---------------   ---------------
SHAREHOLDER FEES
(fees paid directly
  from your investment,
  but see "Creation and
  Redemption of
  Creation Units" for a
  discussion of
  Creation and
  Redemption
  Transaction Fees)....       0.00%             0.00%             0.00%             0.00%             0.00%
ANNUAL FUND OPERATING
  EXPENSES
(expenses that are
  deducted from the
  Fund's assets)(2)
  Management Fees......       0.25%             0.25%             0.25%             0.25%             0.25%
  Distribution and
    Service (12b-1)
    Fees(3)............       0.00%             0.00%             0.00%             0.00%             0.00%
  Other Expenses(4)....       0.00%             0.00%             0.00%             0.00%             0.00%
                              -----             -----             -----             -----             -----
TOTAL ANNUAL FUND
  OPERATING EXPENSES...       0.25%             0.25%             0.25%             0.25%             0.25%
                              =====             =====             =====             =====             =====

---------------

(2) Expressed as a percentage of average daily net assets.

(3) The Funds (with the exception of the DJ Wilshire Total Market ETF) have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.


(4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%.)

                                       STREETTRACKS(R)   STREETTRACKS(R)   STREETTRACKS(R)
                                         DJ WILSHIRE        DJ GLOBAL        DJ WILSHIRE     STREETTRACKS(R)
                                          SMALL CAP          TITANS             REIT            KBW BANK
                                          VALUE ETF            ETF               ETF               ETF
                                       ---------------   ---------------   ---------------   ---------------
SHAREHOLDER FEES
(fees paid directly from your
  investment, but see "Creation and
  Redemption of Creation Units" for a
  discussion of Creation and
  Redemption Transaction Fees).......       0.00%             0.00%             0.00%             0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the
  Fund's assets)(2)
  Management Fees....................       0.25%             0.50%             0.25%             0.35%
  Distribution and Service (12b-1)
    Fees(3)..........................       0.00%             0.00%             0.00%             0.00%
  Other Expenses(4)..................       0.00%             0.00%             0.00%             0.00%
                                            -----             -----             -----             -----
TOTAL ANNUAL FUND OPERATING
  EXPENSES...........................       0.25%             0.50%             0.25%             0.35%
                                            =====             =====             =====             =====

---------------

(2) Expressed as a percentage of average daily net assets.

(3) The Funds (with the exception of the DJ Wilshire Total Market ETF) have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.


(4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%.)

                                                                                    STREETTRACKS(R)
                                                                                        MORGAN
                                                STREETTRACKS(R)   STREETTRACKS(R)       STANLEY
                                                  KBW CAPITAL      KBW INSURANCE      TECHNOLOGY
                                                  MARKETS ETF           ETF               ETF
                                                ---------------   ---------------   ---------------
SHAREHOLDER FEES
(fees paid directly from your investment, but
  see "Creation and Redemption of Creation
  Units" for a discussion of Creation and
  Redemption Transaction Fees)................       0.00%             0.00%             0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund's
  assets)(2)
  Management Fees.............................       0.35%             0.35%             0.50%
  Distribution and Service (12b-1) Fees(3)....       0.00%             0.00%             0.00%
  Other Expenses(4)...........................       0.00%             0.00%             0.00%
                                                     -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES..........       0.35%             0.35%             0.50%
                                                     =====             =====             =====


---------------

(2) Expressed as a percentage of average daily net assets.

(3) The Funds (with the exception of the DJ Wilshire Total Market ETF) have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.


(4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%.)

                                                           SPDR(R)                    SPDR(R)
                                              SPDR(R)    AEROSPACE &    SPDR(R)     BUILDING &
                                             DIVIDEND      DEFENSE      BIOTECH    CONSTRUCTION
                                                ETF         ETF(5)        ETF         ETF(5)
                                             ---------   ------------   --------   -------------
SHAREHOLDER FEES
(fees paid directly from your investment,
  but see "Creation and Redemption of
  Creation Units" for a discussion of
  Creation and Redemption Transaction
  Fees)....................................    0.00%        0.00%        0.00%         0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund's
  assets)(2)
  Management Fees..........................    0.35%        0.35%        0.35%         0.35%
  Distribution and Service (12b-1)
    Fees(3)................................    0.00%        0.00%        0.00%         0.00%
  Other Expenses(4)........................    0.00%        0.00%        0.00%         0.00%
                                               -----        -----        -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES.......    0.35%        0.35%        0.35%         0.35%
                                               =====        =====        =====         =====
LESS FEE WAIVER............................    0.05%          N/A          N/A           N/A
NET EXPENSES...............................    0.30%(6)       N/A          N/A           N/A


---------------

(2) Expressed as a percentage of average daily net assets.

(3) The Funds (with the exception of the DJ Wilshire Total Market ETF) have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.


(4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%.)



(5) The Fund has not commenced operations as of the date of this prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending June 30, 2007.



(6) The Adviser has contractually agreed to limit its management fee to the extent necessary to limit total annual operating expenses to 0.30% for one year ending October 31, 2006.

                                                 SPDR(R)    SPDR(R)      SPDR(R)       SPDR(R)
                                                 COMPUTER   COMPUTER   HEALTH CARE   HEALTH CARE
                                                 HARDWARE   SOFTWARE    EQUIPMENT     SERVICES
                                                  ETF(5)     ETF(5)      ETF(5)        ETF(5)
                                                 --------   --------   -----------   -----------
SHAREHOLDER FEES
(fees paid directly from your investment. See
  "Creation and Redemption of Creation Units"
  for a discussion of Creation and Redemption
  Transaction Fees)............................   0.00%      0.00%        0.00%         0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund's
  assets)(2)
  Management Fees..............................   0.35%      0.35%        0.35%         0.35%
  Distribution and Service (12b-1) Fees(3).....   0.00%      0.00%        0.00%         0.00%
  Other Expenses(4)............................   0.00%      0.00%        0.00%         0.00%
                                                  -----      -----        -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES...........   0.35%      0.35%        0.35%         0.35%
                                                  =====      =====        =====         =====


---------------


(2) Expressed as a percentage of average daily net assets.



(3) The Funds (with the exception of the DJ Wilshire Total Market) have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation (from the date of this prospectus). Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.



(4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%.)



(5) The Fund has not commenced operations as of the date of this prospectus. The expenses listed in the table are estimates based on the expenses the Funds expect to incur for the fiscal year ending June 30, 2007.

                                                                          SPDR(R)        SPDR(R)
                                                             SPDR(R)     OIL & GAS      OIL & GAS
                                  SPDR(R)        SPDR(R)     METALS &   EQUIPMENT &   EXPLORATION &
                                HOMEBUILDERS   LEISURETIME    MINING     SERVICES      PRODUCTION
                                    ETF          ETF(5)        ETF          ETF            ETF
                                ------------   -----------   --------   -----------   -------------
SHAREHOLDER FEES
(fees paid directly from your
  investment. See "Creation
  and Redemption of Creation
  Units" for a discussion of
  Creation and Redemption
  Transaction Fees)...........     0.00%          0.00%       0.00%        0.00%          0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from the Fund's assets)(2)
  Management Fees.............     0.35%          0.35%       0.35%        0.35%          0.35%
  Distribution and Service
    (12b-1) Fees(3)...........     0.00%          0.00%       0.00%        0.00%          0.00%
  Other Expenses(4)...........     0.00%          0.00%       0.00%        0.00%          0.00%
                                   -----          -----       -----        -----          -----
TOTAL ANNUAL FUND OPERATING
  EXPENSES....................     0.35%          0.35%       0.35%        0.35%          0.35%
                                   =====          =====       =====        =====          =====


---------------


(2) Expressed as a percentage of average daily net assets.



(3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation from the date of this prospectus. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.



(4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%.)



(5) The Fund has not commenced operations as of the date of this prospectus. The expenses listed in the table are estimates based on the expenses the Funds expect to incur for the fiscal year ending June 30, 2007.

                                           SPDR(R)
                                        OUTSOURCING &       SPDR(R)       SPDR(R)      SPDR(R)
                                             IT         PHARMACEUTICALS   RETAIL    SEMICONDUCTORS
                                        CONSULTING(5)         ETF           ETF          ETF
                                        -------------   ---------------   -------   --------------
SHAREHOLDER FEES
(fees paid directly from your
  investment. See "Creation and
  Redemption of Creation Units" for a
  discussion of Creation and
  Redemption Transaction Fees)........      0.00%            0.00%         0.00%        0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the
  Fund's assets)(2)
  Management Fees.....................      0.35%            0.35%         0.35%        0.35%
  Distribution and Service (12b-1)
    Fees(3)...........................      0.00%            0.00%         0.00%        0.00%
  Other Expenses(4)...................      0.00%            0.00%         0.00%        0.00%
                                            -----            -----         -----        -----
TOTAL ANNUAL FUND OPERATING EXPENSES..      0.35%            0.35%         0.35%        0.35%
                                            =====            =====         =====        =====


---------------


(2) Expressed as a percentage of average daily net assets.



(3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation (first year of operation). Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.



(4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%.)



(5) The Fund has not commenced operations as of the date of this prospectus. The expenses listed in the table are estimates based on the expenses the Funds expect to incur for the fiscal year ending June 30, 2007.

                                                                                KBW           KBW
                                                 SPDR(R)      SPDR(R)        REGIONAL      MORTGAGE
                                                 TELECOM   TRANSPORTATION   BANKING(SM)   FINANCE(SM)
                                                 ETF(5)        ETF(5)           ETF         ETF(5)
                                                 -------   --------------   -----------   -----------
SHAREHOLDER FEES
(fees paid directly from your investment. See
  "Creation and Redemption of Creation Units"
  for a discussion of Creation and Redemption
  Transaction Fees)............................   0.00%        0.00%           0.00%         0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund's
  assets)(2)
  Management Fees..............................   0.35%        0.35%           0.35%         0.35%
  Distribution and Service (12b-1) Fees(3).....   0.00%        0.00%           0.00%         0.00%
  Other Expenses(4)............................   0.00%        0.00%           0.00%         0.00%
                                                  -----        -----           -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES...........   0.35%        0.35%           0.35%         0.35%
                                                  =====        =====           =====         =====


---------------


(2) Expressed as a percentage of average daily net assets.



(3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation (first year of operation). Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.



(4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%.)



(5) The Fund has commenced operations as of the date of this prospectus. The expenses listed in the table are estimates based on the expenses the Funds expect to incur for the fiscal year ending June 30, 2007.

                                    EXAMPLE



     This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. Each Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Index), assuming a 5% annual return and that the Funds' operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.



                                      1       3       5      10
                                     YEAR   YEARS   YEARS   YEARS
                                     ----   -----   -----   -----
                                     ($)     ($)     ($)     ($)
DJ Wilshire Total Market ETF.......   21      65     113     257
DJ Wilshire Large Cap ETF..........   21      65     N/A     N/A
DJ Wilshire Large Cap Growth ETF...   21      65     113     257
DJ Wilshire Large Cap Value ETF....   21      65     113     257
DJ Wilshire Mid Cap ETF............   26      81     N/A     N/A
DJ Wilshire Mid Cap Growth ETF.....   26      81     N/A     N/A
DJ Wilshire Mid Cap Value ETF......   26      81     N/A     N/A
DJ Wilshire Small Cap ETF..........   26      81     N/A     N/A
DJ Wilshire Small Cap Growth ETF...   26      81     141     320
DJ Wilshire Small Cap Value ETF....   26      81     141     320
DJ Global Titans ETF...............   51     161     281     628
DJ Wilshire REIT ETF...............   26      81     141     320
KBW Bank ETF.......................   36     113     N/A     N/A
KBW Capital Markets ETF............   36     113     N/A     N/A
KBW Insurance ETF..................   36     113     N/A     N/A
Morgan Stanley Technology ETF......   51     161     281     628
SPDR(R) Dividend ETF(1)............   31     109     N/A     N/A
SPDR(R) Aerospace & Defense ETF....   36     113     N/A     N/A
SPDR(R) Biotech ETF................   36     113     N/A     N/A
SPDR(R) Building & Construction
  ETF..............................   36     113     N/A     N/A
SPDR(R) Computer Hardware ETF......   36     113     N/A     N/A
SPDR(R) Computer Software ETF......   36     113     N/A     N/A
SPDR(R) Health Care Equipment ETF..   36     113     N/A     N/A
SPDR(R) Health Care Services ETF...   36     113     N/A     N/A

                                      1       3       5      10
                                     YEAR   YEARS   YEARS   YEARS
                                     ----   -----   -----   -----
                                     ($)     ($)     ($)     ($)
SPDR(R) Homebuilders ETF...........   36     113     N/A     N/A
SPDR(R) LeisureTime ETF............   36     113     N/A     N/A
SPDR(R) Metals & Mining ETF........   36     113     N/A     N/A
SPDR(R) Oil & Gas Equipment &
  Services ETF.....................   36     113     N/A     N/A
SPDR(R) Oil & Gas Exploration &
  Production ETF...................   36     113     N/A     N/A
SPDR(R) Outsourcing & IT Consulting
  ETF..............................   36     113     N/A     N/A
SPDR(R) Pharmaceuticals ETF........   36     113     N/A     N/A
SPDR(R) Retail ETF.................   36     113     N/A     N/A
SPDR(R) Semiconductors ETF.........   36     113     N/A     N/A
SPDR(R) Telecom ETF................   36     113     N/A     N/A
SPDR(R) Transportation ETF.........   36     113     N/A     N/A
streetTRACKS(R) KBW Regional
  Banking(SM) ETF..................   36     113     N/A     N/A
streetTRACKS(R) KBW Mortgage
  Finance ETF......................   36     113     N/A     N/A


---------------


(1) The amount of expenses in year one are based on the adviser's contractual fee waiver, which limits the amount of total operating expenses to 0.30% of the Fund's average daily net assets. After year one the amount of expenses are based on the operating expenses without the waiver of 0.35%.



CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES



     Each Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard creation transaction fee is charged to each purchase or redemption of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased or redeemed on the same day. If a Creation Unit is purchased or redeemed outside the normal Clearing Process of for cash, an additional of up to three times the standard transaction fee will be charged. Investors who hold Creation Units will also pay the annual fund operation expenses described in the tables above. As of September 30, 2006, assuming a 5% return each year, the chart below provides total costs of a Creation Unit redeemed after one year, three years, five years and ten years.



                                APPROXIMATE
                                 VALUE OF
                                 CREATION     CREATION   REDEMPTION
FUND NAME                          UNIT         FEE         FEE       1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                       -----------   --------   ----------   ------   -------   -------   --------
                                                                       ($)       ($)       ($)       ($)
DJ Wilshire Total Market
 ETF..........................  $4,591,000     4,500       4,500      27,416   38,651    60,914    126,823
DJ Wilshire Large Cap ETF.....  $2,908,500     4,000       4,000      21,965   26,785    40,889     82,643
DJ Wilshire Large Cap Growth
 ETF..........................  $2,452,500     1,000       1,000       9,030   17,840    29,732     64,941
DJ Wilshire Large Cap Value
 ETF..........................  $3,657,500     1,000       1,000      11,501   25,622    43,358     95,865
DJ Wilshire Mid Cap ETF.......  $2,658,000     2,500       2,500      16,814   26,448    42,532     90,064
DJ Wilshire Mid Cap Growth
 ETF..........................  $2,911,000     1,250       1,250      12,463   25,989    43,604     95,661
DJ Wilshire Mid Cap Value
 ETF..........................  $2,731,500     1,250       1,250      12,003   24,541    41,069     89,917
DJ Wilshire Small Cap ETF.....  $2,901,500     5,000       5,000      27,439   33,413    50,970    102,857
DJ Wilshire Small Cap Growth
 ETF..........................  $4,355,500     1,500       1,500      17,166   38,145    64,501    142,390
DJ Wilshire Small Cap Value
 ETF..........................  $3,267,500     1,500       1,500      14,377   29,366    49,138    107,570
DJ Global Titans ETF..........  $3,349,000     1,000       1,000      21,172   55,911    96,094    213,812
DJ Wilshire REIT ETF..........  $3,799,000     1,000       1,000      13,739   32,655    55,643    123,580
KBW Bank ETF..................  $2,686,500       250         250      10,642   30,818    53,499    120,293
KBW Capital Markets ETF.......  $2,809,000       250         250      11,082   32,201    55,916    125,756
KBW Insurance ETF.............  $2,561,000       250         250      10,192   29,402    51,023    114,697
Morgan Stanley Technology
 ETF..........................  $2,455,500       500         500      14,590   40,528    69,990    156,302
SPDR Dividend ETF.............  $2,785,000       250         250       9,568   31,124    55,314    126,528
SPDR(R) Aerospace & Defense
 ETF..........................          NA       250         250          NA       NA        NA         NA
SPDR(R) Biotech ETF...........  $2,295,000       250         250       9,237   26,400    45,775    102,836
SPDR(R) Building &
 Construction ETF.............          NA       250         250          NA       NA        NA         NA
SPDR(R) Computer Hardware
 ETF..........................          NA       250         250          NA       NA        NA         NA
SPDR(R) Computer Software
 ETF..........................          NA       250         250          NA       NA        NA         NA
SPDR(R) Health Care Equipment
 ETF..........................          NA       250         250          NA       NA        NA         NA
SPDR(R) Health Care Services
 ETF..........................          NA       250         250          NA       NA        NA         NA
SPDR(R) Homebuilders ETF......  $1,693,000..     250         250       7,076   19,606    33,899     75,992
SPDR(R) LeisureTime ETF.......          NA       250         250          NA       NA        NA         NA
SPDR(R) Metals & Mining ETF...  $2,504,000       250         250       9,987   28,759    49,899    112,155
SPDR(R) Oil & Gas Equipment &
 Services ETF.................  $1,553,500       250         250       6,576   18,032    31,147     69,772
SPDR(R) Oil & Gas Exploration
 & Production ETF.............  $1,956,000       250         250       8,020   22,574    39,088     87,720
SPDR(R) Outsourcing & IT
 Consulting ETF...............          NA       250         250          NA       NA        NA         NA
SPDR(R) Pharmaceuticals ETF...  $1,594,000       250         250       6,721   18,489    31,946     71,578
SPDR(R) Retail ETF............  $1,880,500       250         250       7,749   21,722    37,598     84,353
SPDR(R) Semiconductor ETF.....  $2,364,500       250         250       9,487   27,184    47,147    105,935
SPDR(R) Telecom ETF...........          NA       250         250          NA       NA        NA         NA
SPDR(R) Transportation ETF....          NA       250         250          NA       NA        NA         NA
streetTRACKS(R) KBW Regional
 Banking(SM) ETF..............  $2,416,500       250         250       9,673   27,771    48,172    108,254
streetTRACKS(R) KBW Mortgage
 Finance(SM) ETF..............          NA       250         250          NA       NA        NA         NA

                               INDEX DESCRIPTIONS


     DOW JONES WILSHIRE 5000 COMPOSITE INDEX. The "Composite Index" is a float-adjusted market capitalization weighted index that reflects shares of securities actually available to investors in the marketplace. The Composite Index, originally named the Wilshire 5000 Total Market Index, was first calculated by the founder of Wilshire Associates ("Wilshire") in 1974. In April of 2004 the Composite Index was co-branded by Dow Jones and Wilshire and at that time Dow Jones took over the calculation of the Composite Index. As of June 30, 2006, the market capitalization of the Composite Index was $14.7 trillion.


     To be included in the Composite Index, an issue must be all of the following:

     - An equity issue: a common stock, REIT or limited partnership;

     - A security that has its primary market listing in the U.S.; and

     - A U.S.-headquartered company.

A company in the Composite Index may be technically based outside of the U.S., but considered by the investment community to be "headquartered" in the U.S.

The Composite Index does not include bulletin board listed stocks.

The aggregate value of the Composite Index is based on the following criteria:

     - Market capitalization;

     - Trading volume;

     - Institutional holdings; and

     - If applicable, any conversion rules for companies with multiple share classes.

The capitalization float adjustment of the Composite Index is based on the following rules:

     - Shares outstanding for multiple classes of stock of one company are combined into the primary class's shares outstanding to reflect the company's total market capitalization.

     - Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company's combined shares.

     - Float-adjustment factors will be implemented only if the blocked shares are greater than 5% of the company's total shares outstanding.

Periodic adjustment and ongoing maintenance and review of the Composite Index are based on the following rules:

     - Stock additions and deletions are made after the close of trading on the third Friday of each month. The additions include all new non-component companies that met inclusion standards as of the close of trading on the second Friday of that month, whether from initial public offerings or new exchange listing.

     - An issue that becomes a pink sheet or otherwise stops trading for ten consecutive days will be removed from the Composite Index at the next monthly review. It will be removed at its latest quoted value, or at $0.01 if no recent quoted value is available. Until the monthly review, the issue will remain in the Composite Index at its last exchange-traded price.

     - Additions and deletions are pre-announced by the second day prior to the implementation date.

     - An issue that fails index inclusion guidelines is removed from the Composite Index as soon as prudently possible.

     - Periodic shares updates are made quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day.

     - If the cumulative impact of corporate actions during the period between quarterly shares updates changes a company's float-adjusted shares outstanding by 10% or more, the company's shares and float factor will be updated as soon as prudently possible. Share and float changes based on corporate actions will be implemented using standard Dow Jones Indexes procedures.

     Except to account for stock splits and reverse splits, shares and float factors will not be adjusted for bulletin board and pink sheet stocks until they are returned to exchange listings. Companies that are re-listed as of the close of trading on the second Friday of each month will have their shares and float adjustments made at the same time as the monthly index additions and deletions, after the close of trading on the third Friday of each month.

     THE DOW JONES WILSHIRE LARGE CAP INDEX. The Large Cap Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the large cap portion of the Dow Jones Wilshire 5000 Composite Index actually available to investors in the marketplace. The Large Cap Index includes the components ranked 1-750 by full market capitalization.

     The Composition of the Large Cap Index is reviewed semiannually, in March and December. New issues are added to the Index on a monthly basis as new issues are added to the Composite Index and fall within the large cap portion. An issue is removed immediately if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Large Cap Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE LARGE CAP GROWTH INDEX. The Large Cap Growth Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the large cap portion of the Dow Jones Wilshire 5000 Composite Index actually available to investors in the marketplace. The Large Cap Growth Index includes the components ranked 1-750 by full market capitalization and that are classified as "growth" based on six factors: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth.

     The Composition of the Large Cap Growth Index is reviewed semiannually, in March and December. New issues are added to the Index on a monthly basis as new issues are added to the Composite Index and fall within the large cap portion. An issue is removed immediately if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Large Cap Growth Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE LARGE CAP VALUE INDEX. The Large Cap Value Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the large cap portion of the Dow Jones Wilshire 5000 Composite Index actually available to investors in the marketplace. The Large Cap Value Index includes the components ranked 1-750 by full market capitalization and that are classified as "value" based on six factors: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth.

     The Composition of the Large Cap Value Index is reviewed semiannually, in March and December. New issues are added to the Index on a monthly basis as new issues are added to the Composite Index and fall within the large cap portion. An issue is removed immediately if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Large Cap Value Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE MID CAP INDEX. The Mid Cap Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the mid cap portion of the Dow Jones Wilshire 5000 Composite

Index actually available to investors in the marketplace. The Mid Cap Index includes the components ranked 501-1000 by full market capitalization.

     The Composition of the Mid Cap Index is reviewed semiannually, in March and December. New issues are added to the Index on a monthly basis as new issues are added to the Composite Index and fall within the mid cap portion. An issue is removed immediately if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Mid Cap Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE MID CAP GROWTH INDEX. The Mid Cap Growth Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the mid cap portion of the Dow Jones Wilshire 5000 Composite Index actually available to investors in the marketplace. The Mid Cap Growth Index includes the components ranked 501-1000 by full market capitalization and that are classified as "growth" based on six factors: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth.

     The Composition of the Mid Cap Growth Index is reviewed semiannually, in March and December. New issues are added to the Index on a monthly basis as new issues are added to the Composite Index and fall within the mid cap portion. An issue is removed immediately if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Mid Cap Growth Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE MID CAP VALUE INDEX. The Mid Cap Value Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the mid cap portion of the Dow Jones Wilshire 5000 Composite Index actually available to investors in the marketplace. The Mid Cap Value Index includes the components ranked 501-1000 by full market capitalization and that are classified as "value" based on six factors: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth.

     The Composition of the Mid Cap Value Index is reviewed semiannually, in March and December. New issues are added to the Index on a monthly basis as new issues are added to the Composite Index and fall within the mid cap portion. An issue is removed immediately if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Mid Cap Value Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE SMALL CAP INDEX. The Small Cap Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small cap portion of the Dow Jones Wilshire 5000 Composite Index actually available to investors in the marketplace. The Small Cap Index includes the components ranked 751-2500 by full market capitalization.

     The Composition of the Small Cap Index is reviewed semiannually, in March and December. New issues are added to the Index on a monthly basis as new issues are added to the Composite Index and fall within the small cap portion. An issue is removed immediately if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Small Cap Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE SMALL CAP GROWTH INDEX. The Small Cap Growth Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small cap portion of the Dow Jones Wilshire 5000 Composite Index actually available to investors in the marketplace. The Small Cap Growth Index includes the components ranked 751-2500 by full market capitalization and that are classified as "growth" based on six factors: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth.

     The Composition of the Small Cap Growth Index is reviewed semiannually, in March and December. New issues are added to the Index on a monthly basis as new issues are added to the Composite Index and fall within the small cap portion. An issue is removed immediately if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Small Cap Growth Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE SMALL CAP VALUE INDEX. The Small Cap Value Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small cap portion of the Dow Jones Wilshire 5000 Composite Index actually available to investors in the marketplace. The Small Cap Value Index includes the components ranked 751-2500 by full market capitalization and that are classified as "value" based on six factors: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth.

     The Composition of the Small Cap Value Index is reviewed semiannually, in March and December. New issues are added to the Index on a monthly basis as new issues are added to the Composite Index and fall within the small cap portion. An issue is removed immediately if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Small Cap Value Index are updated on a quarterly basis.

     THE DOW JONES GLOBAL TITANS 50 INDEX (U.S. CLOSE). The Global Titans 50 Index (U.S. Close) is composed of 50 component stocks, which are chosen by Dow Jones. The stock must, in the opinion of Dow Jones, meet all four of the following criteria to qualify as a candidate for the index: (1) it must be a well established company with a solid financial situation and a broad client base; (2) it must be well known to global investors for either its long history of success or its widely used products or services; (3) it must be a market leader in its industry with either a dominant position or a competitive advantage; and, (4) it must be among the largest of blue-chip companies in the global arena. In constructing the Global Titans 50 Index, a unique multi-factor methodology is adopted. First the 5,000 stocks of the Dow Jones Global Indexes are used as the Initial Pool with a view towards ensuring that all candidates are investable, liquid and representative of the global markets. Market capitalization is then used as the first screen to create the Final Pool by selecting the top 100 companies. Dow Jones' rationale for this step is that market value is a universal measurement across industries, and also that its use is most appropriate for an index built for investment purposes. Every company in the final pool of 100 must derive some revenue from outside its home country. This screen is instituted to ensure that all of the Titans selected are truly Global companies. The next step in index construction is to combine the Final Pool components' market capitalization rankings with their rankings according to four other indicators of size and leadership. These four indicators, two from the balance sheet and two from the income statement, are assets, book value, sales/revenue, and net profit. The combined rankings of these four fundamental factors determine the fundamental rank of each company. The fundamental rank and the market cap rank are used equally as the basis for selecting the index components. The inclusion of a stock in the Index in no way implies that Dow Jones believes the stock to be an attractive investment, nor is Dow Jones a sponsor or in any way affiliated with the Fund. For purposes of calculation of the Index value, securities for which the primary market is outside of the U.S. are valued intra day based on the last sale price on the primary market. The Index value is calculated as of the close of the NYSE (and during periods when the primary market is closed) based upon the last sale price if any, of any corresponding ADR. You should also be aware that Dow Jones has retained editorial control over the Index and has reserved the right to modify the Index and/or its methodology at any time.

     THE DOW JONES WILSHIRE REIT INDEX. The Dow Jones Wilshire REIT Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. The Index is generally rebalanced monthly, and returns are calculated on a buy and hold basis except as necessary to reflect the occasional occurrence of Index changes in the middle of the month. The inclusion of a

REIT in the Index in no way implies that Dow Jones Indexes believes the stock to be an attractive investment, nor are Dow Jones Indexes a sponsor or in any way affiliated with the Fund. Each REIT in the Index is weighted by its float-adjusted market capitalization. That is, each security is weighted to reflect the attainable market performance of the security which reflects that portion of securities shares that are accessible to investors.

GENERAL INFORMATION ABOUT THE KBW BANK, CAPITAL MARKETS AND INSURANCE INDEXES.

INDEX CONSTRUCTION

Each KBW Index is owned and administered by Keefe, Bruyette & Woods, Inc. ("KBW"). Each KBW Index constituents are chosen on the basis of relevance to the particular sector and the following trading criteria, among others:

     - Stock price level

     - Stock price volatility

     - Stock price correlation to other stocks in the KBW Bank Index

     - Market capitalization

     - Average daily trading volume

     - Availability of options on the stocks

     - Country of domicile/operations

     - Trading volume.

INDEX REBALANCING

The four largest stocks included in each KBW Index were assigned maximum initial weights equal to the lesser of their actual capitalization weight or 10% in the reconstituted KBW Index. All other stocks with a capitalization weight of more than 4.5% were assigned initial weights of 4.5% in the reconstituted KBW Index. All companies with capitalization weights under 4.5% share equally in the weight available for redistribution, but none of these companies was assigned an initial weight of more than 4.5%. Current percentage weights will be adjusted on a quarterly basis, taking into account weight adjustments due to stock repurchases, secondary offerings or other corporate actions, mergers and KBW Index composition changes.

Based on capitalizations as of the close of business on the NYSE on the Monday before the third Saturday of the last month in each calendar quarter, each KBW Index re-balancing will be calculated according to the following rules:

     (1) If any of the top four companies' KBW Index weightings have increased above 12.5%, their weighting will be reduced to a maximum of 10% in the quarterly rebalancing.

     (2) If any of the remaining companies' weightings have increased above 5%, their weightings will be reduced to a maximum of 4.5% in the rebalancing.

     (3) If any of the top four companies' weightings have dropped below 8%, their weightings will be increased to the lesser of their actual capitalization weight or 10% in the rebalancing.

     (4) If any of the companies with unadjusted capitalization weights greater than 5% have declined in KBW Index weighting below 4%, their weightings will be increased to 4.5% in the rebalancing.

Thereafter, any excess weighting available will be reallocated to the smaller companies and any weighting needed to increase weighting in the larger companies will be taken from the smaller companies in the same manner as in the initial allocation at the time of the rebalancing.

The rebalancing will be implemented at the close of business on the NYSE on the Friday before the third Saturday of the last month in each calendar quarter. An Index Committee makes decisions with respect to any changes in each KBW Index. The Index Committee is required to meet quarterly to review the composition of each KBW Index.

INDEX MAINTENANCE

In the event of a change in any component company (e.g., change of principal business, merger, acquisition, delisting), KBW may remove the stock and replace it with another stock which better represents the banking sector represented by each KBW Index.

KBW reserves the right to add Index-eligible stocks or to remove component stocks. In the case of a stock removal, KBW expects to replace any stock removed from each KBW Index with another stock, but is not required to do so; provided, however, that the number of stocks in each KBW Index may not be less than 20.

MERGERS AND CORPORATE RESTRUCTURINGS

Companies affected by a merger or other transaction that will change the character of the firm will be removed and replaced as close as practicable to the effective date of the transaction. Corporate restructuring will be analyzed on a case-by-case basis to determine appropriate action.

BANKRUPTCY

In the event of bankruptcy, a company will be removed from each KBW Index effective as soon as practicable after the date of such filing.

SPECIFIC INFORMATION ABOUT THE KBW BANK, CAPITAL MARKETS, INSURANCE, REGIONAL BANKING AND MORTGAGE FINANCE INDEXES

     KBW BANK INDEX. The KBW Bank Index is a float adjusted modified-market capitalization-weighted index that seeks to reflect the performance of publicly traded companies that do business as banks or thrifts. The KBW Bank Index is currently comprised of 24 common stocks of national money centers and leading regional banks or thrifts listed on the NYSE or another U.S. national securities exchange, or NASDAQ/National Market System ("NMS"). The KBW Bank Index components are selected to provide appropriate representation of the industry's sub-sectors.

     In October 1991, the KBW Bank Index was established, set to a benchmark value of 250. The KBW Bank Index underwent a 10:1 split in March 2004 and the calculation methodology was changed from market capitalization weighted to modified market capitalization-weighted in October 2004. Index values are disseminated to market data vendors and other public market media every 15 seconds during each trading day from approximately 9:30 a.m. to at least 4:02 p.m. Eastern Time. Calculations of the KBW Bank Index values are made by a third party vendor.

     KBW CAPITAL MARKETS INDEX. The KBW Capital Markets Index is a float adjusted modified-market capitalization-weighted index that seeks to reflect the performance of U.S. publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges. The KBW Capital Markets Index is currently comprised of leading companies active in the U.S. capital markets that are listed on the NYSE, or another U.S. national securities exchange, or NASDAQ/NMS.

     In November 2004, the KBW Capital Markets Index was established, set to a benchmark value of 200 as of the close of trading on December 31, 2003. Historical KBW Capital Markets Index calculations are provided from January 1, 2004. KBW Capital Markets Index values are disseminated to market data vendors and other public market media every 15 seconds during each trading day from approximately 9:30 a.m. to at least 4:02 p.m. Eastern Time. Calculations of the KBW Capital Markets Index values are made by a third party vendor.

     KBW INSURANCE INDEX. The KBW Insurance Index is a float adjusted modified-market capitalization-weighted index. It is currently comprised of leading companies active in the U.S. insurance industry that are listed on the

NYSE, or another U.S. national securities exchange, or NASDAQ/NMS. KBW Insurance Index components account for approximately three-quarters of the market capitalization of the entire U.S. public insurance company universe. In addition, KBW Insurance Index components are selected to provide appropriate representation of the industry's diverse sub-sectors, including personal and commercial lines property/casualty insurance, life insurance, reinsurance, insurance brokerage and financial guarantee.

     In December 2002, the KBW Insurance Index was established, set to a benchmark value of 100 and trading commenced on September 3, 2003. The KBW Insurance Index calculation methodology was changed from price weighted to modified market capitalization-weighted in October 2004. Index values are disseminated to market data vendors and other public market media every 15 seconds during each trading day from approximately 9:30 a.m. to at least 4:02 p.m. Eastern Time. Calculations of the KBW Insurance Index values are made by a third party vendor.


     KBW REGIONAL BANKING INDEX. The KBW Regional Banking Index is an equal-weighted index that seeks to reflect the performance of publicly traded companies that do business as regional banks or thrifts. The KBW Regional Banking Index is currently comprised of 50 common stocks of leading regional banks or thrifts listed on the NYSE or another U.S. national securities exchange, or NASDAQ/National Market System ("NMS"). The KBW Regional Banking(sm) Index components are selected to provide appropriate representation of the industry's sub-sectors.



INDEX REBALANCING



The Regional Banking Index is calculated as an equal-weighted index, meaning that each of the component stocks represented in the index has an equal weight and equal market capitalization. All the stocks in the Regional Banking Index are assigned maximum initial weights equal to the lesser of their actual capitalization weight or 2% in the reconstituted index. Based on capitalizations as of the close on the Monday before the third Saturday of the first month in each calendar quarter, the Regional Banking Index re-balancing will be calculated according to the following rules:



     (1) If any of the institutions' index weightings have increased beyond 3.0%, their weighting will be reduced to a maximum of 2.0% in the quarterly rebalancing.



     (2) If any of the institutions' index weightings have dropped below 1.0%, their weightings will be increased to 2.0% in the rebalancing.



     (3) Any excess weighting available will be reallocated to the smaller institutions and any weighting needed to increase weighting in the larger institutions will be taken from the smaller institutions in the same manner as in the initial allocation at the time of the rebalancing.



     (4) The rebalancing will be implemented at the close on the Friday before the third Saturday of the first month in each calendar quarter.



     KBW MORTGAGE FINANCE INDEX. The KBW Mortgage Finance(sm) Index is a float adjusted modified market capitalization-weighted index (the constitution of the index is adjusted to reflect the publicly available stock in the market and to reflect certain proprietary capitalized weightings) that seeks to reflect the performance of the broad and diverse U.S. Mortgage Finance industry of publicly traded companies. The KBW Mortgage Finance(sm) Index is currently comprised of 24 common stocks listed on the NYSE or another U.S. national securities exchange, or NASDAQ/NMS. The companies comprising the Mortgage Index were selected to provide a representation of the mortgage industry's diverse sub sectors, including pure mortgage players, mortgage insurers, and banks and thrifts that have considerable mortgage loan portfolios in the U.S.



INDEX REBALANCING



The four largest stocks included in the Mortgage Index were assigned maximum initial weights equal to the lesser of their actual capitalization weight or 10% in the reconstituted Mortgage Index. All other stocks with a capitalization weight of more than 4.5% were assigned initial weights of 4.5% in the reconstituted Mortgage Index. All companies with capitalization weights under 4.5% share equally in the weight available for redistribution, but none of these companies was assigned an initial weight of more than 4.5%. Current percentage weights will be adjusted on a quarterly basis, taking into account weight adjustments due to stock repurchases, secondary offerings or other corporate actions, mergers and Mortgage Index composition changes.



Based on capitalizations as of the close of business on the NYSE on the Monday before the third Saturday of the last month in each calendar quarter, the Mortgage Index re-balancing will be calculated according to the following rules. Such quarterly examination will result in an Index rebalancing if either one or both of the following two weight distribution requirements are not met:



     (1) the current weight of the single largest market capitalization Index Security must be less than or equal to 12.5% and,



     (2) the "collective weight" of those Index Securities whose individual current weights are in excess of 5%, when added together, must be less than or equal to 48.0%. The weights of all stocks greater than 10% will be scaled down proportionately for the "collective weight," so adjusted, to be set to 40.0%.

The aggregate weight reduction among the stocks resulting from either or both of the above rescaling is then redistributed to the other stocks in an iterative manner until the accumulated increase in weight among the remaining securities exactly equals the aggregate weight reduction among the stocks from rebalancing in accordance with weight distribution requirement (1) and/or weight distribution requirement (2). In addition, a special rebalancing may be conducted, if it is determined necessary to maintain the integrity of the Index.



     The rebalancing will be implemented at the close of business on the NYSE on the Friday before the third Saturday of the last month in each calendar quarter. An Index Committee makes decisions with respect to any changes in the Mortgage Index. The Index Committee is required to meet quarterly to review the composition of the Mortgage Index. The average market capitalization for the components of the KBW Indices as of June 30, 2006:



                                                  AVERAGE MARKET
INDEX                                             CAPITALIZATION
-----                                             --------------
streetTRACKS(R) KBW Bank ETF                      $54.9 billion
streetTRACKS(R) KBW Capital Markets ETF           $18.5 billion
streetTRACKS(R) KBW Insurance ETF                 $22.3 billion
streetTRACKS(R) KBW Regional Banking(SM) ETF      $ 3.3 billion
streetTRACKS(R) KBW Mortgage Finance(SM) ETF      $10.3 billion


     THE MORGAN STANLEY TECHNOLOGY INDEX. The Index is composed purely of electronics-based technology companies. The Index was the first listed broad-market technology barometer dedicated exclusively to the electronics-based technology industry. The Index comprises companies drawn from the following technology sub-sectors: computer services; design software; server software, PC software and new media; networking and telecom equipment; server hardware, PC hardware and peripherals; specialized systems; and semiconductors. The Exchange calculates the Index. Morgan Stanley & Co. Incorporated acts as consultant to the Exchange in connection with the Exchange's maintenance of the Index. The Index is equal-dollar-weighted to ensure that each of its component securities is represented in approximate equal dollar value. To ensure that each component stock continues to represent approximate equal market value in the Index, adjustments, if necessary, are made annually after the close of trading on the third Friday of December.

     THE S&P HIGH YIELD DIVIDEND ARISTOCRATS INDEX. The Index is comprised of the 50 highest dividend yielding constituents of the stocks of the S&P Composite 1500(R) Index that have increased dividends every year for at least 25 consecutive years. These stocks have both capital growth and dividend income characteristics, as opposed to stocks that are pure yield, or pure capital oriented.

     Stocks within the Index are weighted by indicated yield (annualized gross dividend payment per share divided by price per share) and weight-adjusted each quarter. The Index components are reviewed annually in December for continued inclusion in the Index. A component stock may be removed from the Index if 1) during the year-end review, dividends did not increase from the previous year,
2) at any time during the year, a company is removed from the S&P Composite 1500 Index, 3) a company's market cap or trading volume is below minimum thresholds, or 4) a company falls out of the top 50 of index eligible companies in terms of indicated dividend yield.

     During each quarterly re-weighting, component companies are ranked in order of indicated yield. Companies that have a market cap or trading volume below minimum thresholds, which are reviewed from time to time, are excluded. An Index constituent that ranks in the top 60 in terms of indicated yield retains its index membership as one of the Index's 50 constituents. If one or more member stocks fall out of the top 60 in rank, then those stocks are removed and other stocks are added, in order of decreasing dividend yield, until the number of constituents again reaches 50

     As constituents in the Index are members of the S&P 1500 Composite Index all constituents meet the S&P 1500 Composite Index inclusion criteria:

For Inclusion:

     - U.S. company. To determine what is a "U.S. company", the Index Committee looks at a number of factors including location of the company's operations, its corporate structure, accounting standards and exchange listings.

     - Market cap in excess of a minimum threshold. After meeting a minimum market cap threshold for inclusion in the S&P Composite 1500, a candidate company must then pass the minimum market cap requirement for the S&P High Yield Dividend Aristocrats. Market cap minimums are reviewed from time to time to ensure consistency with market conditions.

     - Financial viability. This is usually determined by four consecutive quarters of positive as-reported earnings, where as-reported earnings are defined as GAAP Net Income excluding discontinued operations and extraordinary items.

     - Adequate liquidity and reasonable price. The ratio of annual dollar value traded to market capitalization should be 0.3 or greater. Very low stock prices can affect a stock's liquidity.

     - Public float of at least 50%.

     - Sector representation. The Index Committee strives to maintain a balance for the S&P 1500(R) in line with the sector balance of the universe of eligible companies greater than $300 million.

     - Must be an operating company. Closed-end funds, holding companies, partnerships, investment vehicles and royalty trusts are not eligible. Real Estate Investment Trusts (REITs) are eligible for inclusion. Continued index membership is not necessarily subject to these guidelines. The Index Committee strives to minimize unnecessary turnover in index membership and each removal is determined on a case-by-case basis.

For Removal:

     - Companies that substantially violate one or more of the criteria for index inclusion.

     - Companies involved in merger, acquisition or significant restructuring such that they no longer meet the inclusion criteria.


     THE S&P(R) SELECT INDUSTRY INDEXES. The S&P(R) Aerospace & Defense Select Industry Index, the S&P(R) Building & Construction Select Industry Index, the S&P(R) Computer Hardware Select Industry Index, the S&P(R) Computer Software Select Industry Index, the S&P(R) Health Care Equipment Select Industry Index, the S&P(R) Health Care Services Select Industry Index, the S&P(R) LeisureTime Select Industry Index, the S&P(R) Metals & Mining Select Industry Index, the S&P(R) Oil & Gas Equipment & Services Select Industry Index, the S&P(R) Oil & Gas Exploration & Production Select Industry Index, the S&P(R) Outsourcing & IT Consulting Select Industry Index, the S&P(R) Pharmaceuticals Select Industry Index, the S&P(R) Retail Select Industry Index, the S&P(R) Telecom Select Industry Index and the S&P(R) Transportation Select Industry Index are fifteen
(15) of the S&P(R) Select Industry Indexes (the "Select Industry Indexes"). The Select Industry Indexes are designed to measure the performance of narrow sub-industries determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered.



     Each Select Industry Index consists of the S&P(R) Total Market Index ("S&P(R) TMI") constituents belonging to the particular GICS sub-industry (e.g., Aerospace & Defense) that satisfy the following criteria:



     - Rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; and

     - Have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 30% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to available trading period for initial public offerings or spin-offs that do not have 12 months of trading history.



     If the above process does not produce at least 21 eligible stocks, the following steps are taken:



     - Stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above a $1 billion (the market capitalization threshold) and which meet the liquidity threshold are included in order of their market capitalization until the count reaches 21.



     - If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float adjusted market capitalization.



     The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The average market capitalizations for the components of the S&P(R) Select Industry Indexes as of June 30, 2006:



                                                   AVERAGE MARKET
INDEX                                              CAPITALIZATION
-----                                             ----------------
SPDR(R) Aerospace & Defense ETF.................  $   14.8 billion
SPDR(R) Biotech ETF.............................  $    9.3 billion
SPDR(R) Building & Construction ETF.............  $    5.0 billion
SPDR(R) Computer Hardware ETF...................  $   19.6 billion
SPDR(R) Computer Software ETF...................  $    9.8 billion
SPDR(R) Health Care Equipment ETF...............  $    5.7 billion
SPDR(R) Health Care Services ETF................  $    6.8 billion
SPDR(R) Home Builders ETF.......................  $    9.1 billion
SPDR(R) LeisureTime ETF.........................  $    7.1 billion
SPDR(R) Metals & Mining ETF.....................  $    6.6 billion
SPDR(R) Oil & Gas Equipment & Services ETF......  $   11.9 billion
SPDR(R) Oil & Gas Exploration & Production
  ETF...........................................  $   25.7 billion
SPDR(R) Outsourcing & IT Consulting ETF.........  $    4.9 billion
SPDR(R) Pharmaceuticals ETF.....................  $   36.2 billion
SPDR(R) Retail ETF..............................  $   11.8 billion

                                                   AVERAGE MARKET
INDEX                                              CAPITALIZATION
-----                                             ----------------
SPDR(R) Semiconductor ETF.......................  $   12.6 billion
SPDR(R) Telecom ETF.............................  $   24.8 billion
SPDR(R) Transportation ETF......................  $    9.1 billion



     Constituents in the Select Industry Indexes are members of the S&P TMI. Thus, all constituents of the Select Industry Indexes must meet the S&P TMI inclusion criteria:



     THE S&P(R) TOTAL MARKET INDEX. The S&P(R) TMI includes all common equities listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. Stocks not eligible for inclusion in the Index include limited partnerships, pink sheets, OTC bulletin board issues, royalty trusts, American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), non-Real Estate Investment Trust closed-end funds (ETFs, country funds, etc.), master limited partnerships, as well as holding companies and similar securities.



     Only U.S. companies are eligible for inclusion in the S&P TMI. The determination of whether a company is a U.S. company is based upon a number of factors, including the registration or incorporation; corporate structure; accounting principles; currency used in financial reporting; location of principal offices, employees, operations and revenues; tax treatment; and location(s) where the stock is traded.



     If a company is moved to the pink sheets, the bulletin board or enters bankruptcy, its stock will be removed from the S&P TMI. In cases where trading cannot be completed or is difficult, the stock may be removed at a zero price at the discretion of Standard & Poor's.



     There is no limit on the market capitalization of a company for inclusion in the S&P TMI.



     The S&P TMI will be reviewed quarterly. Initial public offerings will be included at quarterly index rebalancings.



Companies will be removed from the S&P TMI Index if they substantially violate one or more of the criteria for index inclusion. Companies will also be removed from the S&P TMI Index if they are involved in a merger, acquisition or significant restructuring such that they no longer meet the inclusion criteria.

                  ADDITIONAL INVESTMENT STRATEGIES, RISKS AND
                              OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES


     Each Fund may invest its remaining assets in money market instruments including repurchase agreements or funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act")), in convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its benchmark Index and in managing cash flows. Each Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days for additions and deletions to the Index to be reflected in the portfolio composition of each Fund.


     Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.


     Lending Securities. Each Fund may lend securities from its holdings via a securities lending program to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective cash collateral. A Fund will receive cash collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower has the right to vote the loaned securities, however a fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by the Fund.


                                ADDITIONAL RISKS

     Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of the Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in each Fund's net asset value and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

     Lending of Securities. Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwriters are exempt from the prospectus delivery obligations subject to certain terms and conditions which have been set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust.


                              OTHER CONSIDERATIONS

     Distribution and Service Plan. Each Fund (except for the DJ Wilshire Total Market ETF) has adopted a Distribution and Service Plan pursuant to which payments of up to 0.25% of average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made for at least the next twelve (12) months of operation. Because these fees would be paid out of the Funds' assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                   MANAGEMENT


     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Funds and, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Funds. The Adviser, part of State Street Bank and Trust Company ("State Street") and other affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of September 30, 2006, the Adviser managed approximately $129 billion in assets. As of September 30, 2006, SSgA managed approximately $1.6 trillion in assets, including approximately $308 billion in equity index funds. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.



     For the services provided to the Funds under the Investment Advisory Agreement, for the fiscal year ended June 30, 2006, each Fund paid the Adviser annual fees based on a percentage of each Fund's average daily net assets as set forth below.



DJ Wilshire Total Market ETF............................  0.20%
DJ Wilshire Large Cap ETF*..............................  0.20%
DJ Wilshire Large Cap Growth ETF........................  0.20%

DJ Wilshire Large Cap Value ETF.........................  0.20%
DJ Wilshire Mid Cap ETF*................................  0.25%
DJ Wilshire Mid Cap Growth ETF*.........................  0.25%
DJ Wilshire Mid Cap Value ETF*..........................  0.25%
DJ Wilshire Small Cap ETF*..............................  0.25%
DJ Wilshire Small Cap Growth ETF........................  0.25%
DJ Wilshire Small Cap Value ETF.........................  0.25%
DJ Global Titans ETF....................................  0.50%
DJ Wilshire REIT ETF....................................  0.25%
KBW Bank ETF*...........................................  0.35%
KBW Capital Markets ETF*................................  0.35%
KBW Insurance ETF*......................................  0.35%
Morgan Stanley Technology ETF...........................  0.50%
SPDR Dividend ETF*......................................  0.35%+
SPDR(R) Aerospace & Defense ETF**.......................  0.35%
SPDR(R) Biotech ETF*....................................  0.35%
SPDR(R) Building & Construction ETF**...................  0.35%
SPDR(R) Computer Hardware ETF**.........................  0.35%
SPDR(R) Computer Software ETF**.........................  0.35%
SPDR(R) Health Care Equipment ETF**.....................  0.35%
SPDR(R) Health Care Services ETF**......................  0.35%
SPDR(R) Homebuilder ETF*................................  0.35%
SPDR(R) LeisureTime ETF**...............................  0.35%
SPDR(R) Metals & Mining ETF*............................  0.35%
SPDR(R) Oil & Gas Equipment & Services ETF*.............  0.35%
SPDR(R) Oil & Gas Exploration & Production ETF*.........  0.35%
SPDR(R) Outsourcing & IT Consulting ETF**...............  0.35%
SPDR(R) Pharmaceuticals ETF*............................  0.35%
SPDR(R) Retail ETF*.....................................  0.35%
SPDR(R) Semiconductor ETF*..............................  0.35%
SPDR(R) Telecom ETF**...................................  0.35%
SPDR(R) Transportation ETF**............................  0.35%
streetTRACKS(R) KBW Regional Banking(SM) ETF*...........  0.35%
streetTRACKS(R) KBW Mortgage Finance(SM) ETF*...........  0.35%


---------------


 * This is a new Fund which has not been in operation for a full fiscal year, therefore the percentage reflects the rate at which the Adviser will be paid.



 ** Fund had not commenced operation as of June 30, 2006.



 + The Advisor has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.30% for one year ending October 31, 2006.

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.


     Investment Sub-Adviser -- streetTRACKS(R) DJ Wilshire REIT ETF. Pursuant to the Advisory Agreement between the streetTRACKS(R) Wilshire REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the streetTRACKS(R) DJ Wilshire REIT ETF's investments, subject to supervision of the Adviser and the Board of Trustees. The Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of September 30, 2006, Tuckerman managed approximately $6.4 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook NY 10573.



     In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser pays Tuckerman a fee based on the Fund's average daily net assets. The Fund is not responsible for the fees paid to Tuckerman.



     A discussion regarding the Board of Trustees' consideration of the Investment Advisory Agreement and Sub-Advisory Agreement can be found in the Trust's Annual Report to Shareholders for the period ended June 30, 2006.


     Portfolio Managers. The Adviser, and with respect to the streetTRACKS(R) DJ Wilshire REIT ETF, Tuckerman, manage the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals primarily involved in the day-to-day portfolio management for each of the Funds, except for the streetTRACKS(R) DJ Wilshire REIT ETF, include Lynn Blake and John Tucker. Amos J. Rogers III and Murat Sensoy are the portfolio managers for the streetTRACKS(R) DJ Wilshire REIT ETF.



     Ms. Blake, CFA, is a Principal of SSgA and the Adviser. She joined the firm in 1987 and is the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake received a Bachelor of Science degree from the School of Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society.



     Mr. Tucker, CFA, is a Principal of SSgA and the Adviser. He joined the firm in 1988 and is a Unit Head for the firm's Exchange Traded Funds Management Team. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.


     streetTRACKS(R) DJ Wilshire REIT ETF Portfolio Management Team:


     Mr. Rogers is Managing Director of the Tuckerman Group with nearly 15 years commercial real estate lending, investment and asset management experience. He has been with the Tuckerman group since 2003. He leads the real estate securities business and is the portfolio manager for the REIT investment strategies. Prior to joining the Tuckerman Group, He spent 8 years at Citicorp, holding various positions in the real estate division. Mr. Rogers received his undergraduate degree form Clarkson University, and holds a Master of Science degree in management with a concentration in real estate finance from the M.I.T. -- Sloan School of Management.


     Mr. Sensoy, CFA, is a portfolio manager for the Tuckerman Group and a member of the portfolio management team responsible for managing the fund. Prior to joining The Tuckerman Group in 2003, he worked as an international credit analyst for State Street Bank since 1996. He performs fundamental analysis on REIT securities and assists in the creation and modification of model REIT portfolios. Mr. Sensoy received a BA in economics from University of New Hampshire and holds a Masters degree in Financial Economics from Boston University. He is a member of the CFA Institute and Boston Security Analyst Society.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information.

     Administrator, Custodian and Transfer Agent. State Street is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

     Lending Agent. State Street may act as a lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. State Street Global Markets, LLC is the Distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                           INDEX LICENSES/DISCLAIMERS

Dow Jones Wilshire Indexes. "Dow Jones" "Wilshire," "Dow Jones Wilshire Large Cap Index," Dow Jones Wilshire Large Cap Growth Index," "Dow Jones Large Cap Value Index," "Dow Jones Wilshire Mid Cap Index," "Dow Jones Wilshire Mid Cap Growth Index," "Dow Jones Wilshire Mid Cap Value Index," "Dow Jones Wilshire Small Cap Index," "Dow Jones Wilshire Small Cap Growth Index," "Dow Jones Wilshire Small Cap Value Index," "Dow Jones Wilshire Global Titans 50 Index," "Dow Jones Wilshire REIT Index," and "Dow Jones Wilshire 5000 Composite Index" (collectively, the "Dow Jones Indexes") are each service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated. Neither Dow Jones nor Wilshire has any relationship to the Fund, other than the licensing of the Dow Jones Indexes and its service marks for use in connection with the Fund.

     Dow Jones and Wilshire do not:

     - Sponsor, endorse, sell or promote the Fund.

     - Recommend that any person invest in the Fund or any other securities.

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund.

     - Have any responsibility or liability for the administration, management or marketing of the Fund.

     - Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Dow Jones Wilshire Indexes or have any obligation to do so.

NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY,

- NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:

     - THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES WILSHIRE INDEXES AND THE DATA INCLUDED IN THE DOW JONES WILSHIRE INDEXES;

     - THE ACCURACY OR COMPLETENESS OF THE DOW JONES WILSHIRE INDEXES AND ANY RELATED DATA;

     - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES WILSHIRE INDEXES AND/OR ITS RELATED DATA;

- NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES WILSHIRE INDEXES OR RELATED DATA;

- UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT AMONG THE ADVISER, DOW JONES AND WILSHIRE IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE SHAREHOLDERS OF THE FUND OR ANY OTHER THIRD PARTIES.

     KBW Indexes: The "KBW Bank Index(sm)", the "KBW Capital Markets Index(sm)" and the "KBW Insurance Index(sm)" (collectively, the "KBW Indexes"), "KBW" and "Keefe, Bruyette & Woods(sm)" are service marks of Keefe, Bruyette & Woods, Inc.(sm) KBW has no relationship to the Funds, other than the licensing of the KBW Indexes and its service marks for use in connection with the Funds. KBW makes no express or implied warranties with respect to the KBW Indexes and shall have no liability for any damages, claims, losses or expenses caused by errors in the KBW Indexes calculation. KBW makes no representation regarding the advisability of investing in the Funds or the Shares.

     The Funds and the Shares are not sponsored, endorsed, sold or promoted by KBW. KBW makes no representation or warranty, express or implied, to the owners of the Shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the KBW Indexes to track general stock market performance. KBW's only relationship to the Trust is the licensing of certain service marks and trade names of KBW and of the KBW Indexes which are determined, composed and calculated by KBW without regard to the Funds or the shareholders. KBW has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the KBW Indexes. KBW is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. KBW has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     KBW DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE KBW INDEXES AND/OR ANY DATA INCLUDED THEREIN. KBW MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE ADVISER, THE FUNDS, THEIR SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE KBW INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE LICENSED RIGHTS OR FOR ANY OTHER USE. KBW MAKES NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE KBW INDEXES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KBW INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KBW HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     Morgan Stanley Technology Index. The streetTRACKS(R) Morgan Stanley Technology ETF is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated or any of its affiliates (collectively "MSC"). Neither MSC nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the Morgan Stanley Technology Index to track general stock market performance. MSC is the licensor of certain trademarks, service marks and trade names of MSC and the Morgan Stanley Technology Index which are determined, composed and calculated by the Exchange without regard to the issuer of this Fund or the owners of this Fund. Neither the Exchange nor MSC has any obligation to take the needs of the issuer of the Fund or the owners of this Fund into consideration in determining, composing or calculating the Morgan Stanley Technology Index. MSC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSC nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

     Although the Exchange and MSC shall obtain information for inclusion in or for use in the calculation of the Index from sources which they consider reliable, neither the Exchange, MSC nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither the Exchange, MSC nor any other party makes any warranty, express or implied, as to results to be obtained by the Adviser, the Adviser's customers and counterparties, owners of the Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSC nor any other party makes any express or implied warranties, and MSC hereby expressly disclaims all warranties or merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall MSC or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.


     S&P Indexes: The "S&P(R) Composite 1500 Index", "S&P Dividend Aristocrats Index" "The S&P(R) Aerospace & Defense Select Industry Index," "the S&P(R) Building & Construction Select Industry Index," "the S&P(R) Computer Hardware Select Industry Index," "the S&P(R) Computer Software Select Industry Index," "the S&P(R) Health Care Equipment Select Industry Index," "the S&P(R) Health Care Services Select Industry Index," "the S&P(R) LeisureTime Select Industry Index," "the S&P(R) Metals & Mining Select Industry Index," "the S&P(R) Oil & Gas Equipment & Services Select Industry Index," "the S&P(R) Oil & Gas Exploration & Production Select Industry Index," "the S&P(R) Outsourcing & IT Consulting Select Industry Index," "the S&P(R) Pharmaceuticals Select Industry Index," "the S&P(R) Retail Select Industry Index," "the S&P(R) Telecom Select Industry Index," "the S&P(R) Transportation Select Industry Index," and "S&P(R) Total Market Index" (together, the "S&P Indexes"), "S&P(R)", "S&P 1500(R)", "Standard & Poor's 1500(R)", are trademarks of The McGraw-Hill Companies, Inc. SSgA Fund Management Inc., and the Trust are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


     The Funds are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of the Fund's shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Fund particularly or the ability of the S&P Indexes to track stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes which is determined, comprised and calculated by S&P without regard to the Fund or its shareholders. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, comprising or calculating the S&P Indexes. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund's shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                        DETERMINATION OF NET ASSET VALUE


     Net asset value per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, if any, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Funds' custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., New York time)("Closing Time").



     The value of each Fund's portfolio securities is based on the securities' last sale price when available or, in the case of securities traded primarily on NASDAQ, the NASDAQ Official Closing Price. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees (the "Board") believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available to the Pricing and Investment Committee (the "Committee"). The

Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporate action or other news that may materially affect the price of the security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.



     Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark index. This may result in a difference between the Fund's performance and the performance of the Fund's benchmark index.


                          BUYING AND SELLING THE FUNDS

     The Shares are listed for secondary trading on the Exchange. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

                   PURCHASE AND REDEMPTION OF CREATION UNITS


     The Funds issue Shares and redeem Shares only in Creation Units (50,000 Shares per Creation Unit) at their respective net asset values on a continuous basis only on a day the NYSE is open for business. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "Creation and Redemption" and "Redemption of Creation Units" in the Statement of Additional Information.


     Each Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Trust's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at net asset value per share for a basket of securities intended to mirror the Funds' portfolio, plus a small amount of cash, and the Funds' shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Funds' shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders.

     Creation. In order to create (i.e., purchase) Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Fund's Index (the "Deposit Securities") and make a small cash payment referred to as the "Cash Component." The list of the names and the number of shares of the Deposit Securities is made available by the Custodian through the facilities of the NSCC immediately prior to the opening of business on the Exchange. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities and, where applicable, for the SPDR(R) Dividend ETF, will include the Dividend Equivalent Payment. The Dividend Equivalent Payment is an amount intended to enable a Fund to make a distribution of dividends on the next dividend payment date as if all the portfolio securities of the Fund had been held for the entire dividend period. See the Statement of Additional Information for a description as to the manner in which the Dividend Equivalent Payment is calculated.


     Orders must be placed in proper form by or through either (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the Clearing Process"); or (ii) a DTC Participant, that, in either case, has entered into an agreement with the Trust, the Distributor and the Transfer Agent, with respect to creations and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of Participating Parties and/or DTC Participants that have signed a Participant Agreement. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the Closing Time in order to receive that day's closing net asset value per Share. All custom orders must be placed for one or more Creation Units and must be received by the Distributor in proper form no later than one hour prior to Closing Time in order to receive that day's closing net asset value per Share.(1)


---------------


     (1) A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting.

     Orders may be effected through the Clearing Process or outside the Clearing Process. A standard order to create Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC Participant), is considered received by the Distributor on the date transmitted if the order is received by the Distributor no later than the Closing Time on such date and all other procedures set forth in the Participant Agreement are followed. A custom order to create Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC participant), is considered received by the Distributor on the date transmitted if the order is received by the Distributor no later than one hour prior to Closing Time on such date and all other procedures set forth in the Participant Agreement are followed. However, in the case of orders effected outside the Clearing Process, if the Custodian does not receive the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day immediately following the transmittal date, the order will be canceled. Any order may be rejected under certain limited circumstances which are specified in the Statement of Additional Information.

     A fixed transaction fee, in the amount described below, is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. An additional charge of up to three (3) times the fixed transaction fee may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances specified in the Statement of Additional Information in which any cash can be used in lieu of Deposit Securities to create Creation Units.


                                                  OUTSIDE THE
                                   TRANSACTION     CLEARING
FUND                                  FEE*          PROCESS
----                               -----------   -------------
DJ Wilshire Total Market ETF         $4,500      Up to $18,000
DJ Wilshire Large Cap ETF            $4,000      Up to $16,000
DJ Wilshire Large Cap Growth ETF     $1,000      Up to $4,000
DJ Wilshire Large Cap Value ETF      $1,000      Up to $4,000
DJ Wilshire Mid Cap ETF              $2,500      Up to $10,000
DJ Wilshire Mid Cap Growth ETF       $1,250      Up to $5,000
DJ Wilshire Mid Cap Value ETF        $1,250      Up to $5,000
DJ Wilshire Small Cap ETF            $5,000      Up to $20,000
DJ Wilshire Small Cap Growth ETF     $1,500      Up to $6,000

                                                  OUTSIDE THE
                                   TRANSACTION     CLEARING
FUND                                  FEE*          PROCESS
----                               -----------   -------------
DJ Wilshire Small Cap Value ETF      $1,500      Up to $6,000
DJ Global Titans ETF                 $1,000      Up to $4,000
DJ Wilshire REIT ETF                 $1,000      Up to $4,000
KBW Bank ETF                         $  250      Up to $1,000
KBW Capital Markets ETF              $  250      Up to $1,000
KBW Insurance ETF                    $  250      Up to $1,000
Morgan Stanley Technology ETF        $  500      Up to $2,000
SPDR Dividend ETF                    $  250      Up to $1,000
SPDR(R) Aerospace & Defense ETF      $  250      Up to $1,000
SPDR(R) Biotech ETF                  $  250      Up to $1,000
SPDR(R) Building & Construction
  ETF                                $  250      Up to $1,000
SPDR(R) Computer Hardware ETF        $  250      Up to $1,000
SPDR(R) Computer Software ETF        $  250      Up to $1,000
SPDR(R) Health Care Equipment ETF    $  250      Up to $1,000
SPDR(R) Health Care Services ETF     $  250      Up to $1,000
SPDR(R) Homebuilders ETF             $  250      Up to $1,000
SPDR(R) LeisureTime ETF              $  250      Up to $1,000
SPDR(R) Metals & Mining ETF          $  250      Up to $1,000
SPDR(R) Oil & Gas Equipment &
Services ETF                         $  250      Up to $1,000
SPDR(R) Oil & Gas Exploration &
  Production ETF                     $  250      Up to $1,000
SPDR(R) Outsourcing & IT
  Consulting ETF                     $  250      Up to $1,000
SPDR(R) Pharmaceuticals ETF          $  250      Up to $1,000
SPDR(R) Retail ETF                   $  250      Up to $1,000
SPDR(R) Semiconductor ETF            $  250      Up to $1,000
SPDR(R) Telecom ETF                  $  250      Up to $1,000
SPDR(R) Transportation ETF           $  250      Up to $1,000
streetTRACKS(R) KBW Regional
Banking(SM) ETF                      $  250      Up to $1,000

                                                  OUTSIDE THE
                                   TRANSACTION     CLEARING
FUND                                  FEE*          PROCESS
----                               -----------   -------------
streetTRACKS(R) KBW Mortgage
Finance(SM) ETF                      $  250      Up to $1,000


* From time to time, any Fund may waive all or a portion of its applicable creation fee.

     Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Legal Restrictions on Transactions in Certain Stocks (Purchase). An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit.

     Redemption. The Custodian makes available immediately prior to the opening of business on the Exchange, through the facilities of the NSCC, the list of the names and the number of Shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a particular Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed as next determined after receipt by the Transfer Agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"). Should the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment to the Trust equal to the differential will be required to be arranged for by or on behalf of the redeeming shareholder by the Participating Party or DTC Participant, as the case may be. For more detail, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Orders to redeem Creation Units of a Fund may only be effected by or through a Participating Party (with respect to redemptions through the Clearing Process) or a DTC Participant (with respect to redemptions outside the Clearing Process). An order to redeem through the Clearing Process is deemed received on the date of transmittal if such order is received by the Transfer Agent prior to the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the date of transmittal and all other procedures set forth in the Participant Agreement are properly followed. An order to redeem outside the Clearing Process is considered received by the Transfer Agent on the date of transmittal if: (i) such order is received by the Transfer Agent no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. New York time), or one hour prior to Closing Time in the case of custom orders, on the transmittal date; (ii) such order is accompanied or preceded by the requisite number of Shares and the cash redemption amount (if applicable) specified in the order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day after the transmittal date; and (iii) all other procedures set forth in the Participant Agreement are followed.

     A fixed transaction fee, described below, is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to three (3) times the fixed transaction fee may be charged with respect to transactions effected outside the Clearing Process and in the limited circumstances specified in the Statement of Additional Information in which any cash may be used in lieu of securities to redeem Creation Units.


                                                  OUTSIDE THE
                                   TRANSACTION     CLEARING
FUND                                  FEE*          PROCESS
----                               -----------   -------------
DJ Wilshire Total Market ETF         $4,500      Up to $18,000
DJ Wilshire Large Cap ETF            $4,000      Up to $16,000
DJ Wilshire Large Cap Growth ETF     $1,000      Up to $4,000
DJ Wilshire Large Cap Value ETF      $1,000      Up to $4,000
DJ Wilshire Mid Cap ETF              $2,500      Up to $10,000
DJ Wilshire Mid Cap Growth ETF       $1,250      Up to $5,000
DJ Wilshire Mid Cap Value ETF        $1,250      Up to $5,000
DJ Wilshire Small Cap ETF            $5,000      Up to $20,000
DJ Wilshire Small Cap Growth ETF     $1,500      Up to $6,000
DJ Wilshire Small Cap Value ETF      $1,500      Up to $6,000
DJ Global Titans ETF                 $1,000      Up to $4,000
DJ Wilshire REIT ETF                 $1,000      Up to $4,000
KBW Bank ETF                         $  250      Up to $1,000
KBW Capital Markets ETF              $  250      Up to $1,000
KBW Insurance ETF                    $  250      Up to $1,000
Morgan Stanley Technology ETF        $  500      Up to $2,000
SPDR Dividend ETF                    $  250      Up to $1,000
SPDR(R) Aerospace & Defense ETF      $  250      Up to $1,000
SPDR(R) Building & Construction
  ETF                                $  250      Up to $1,000
SPDR(R) Computer Hardware ETF        $  250      Up to $1,000
SPDR(R) Computer Software ETF        $  250      Up to $1,000
SPDR(R) Health Care Equipment ETF    $  250      Up to $1,000
SPDR(R) Health Care Services ETF     $  250      Up to $1,000
SPDR(R) LeisureTime ETF              $  250      Up to $1,000
SPDR(R) Metals & Mining ETF          $  250      Up to $1,000
SPDR(R) Oil & Gas Equipment &
  Services ETF                       $  250      Up to $1,000
SPDR(R) Oil & Gas Exploration &
  Production ETF                     $  250      Up to $1,000

                                                  OUTSIDE THE
                                   TRANSACTION     CLEARING
FUND                                  FEE*          PROCESS
----                               -----------   -------------
SPDR(R) Outsourcing & IT
  Consulting ETF                     $  250      Up to $1,000
SPDR(R) Pharmaceuticals ETF          $  250      Up to $1,000
SPDR(R) Retail ETF                   $  250      Up to $1,000
SPDR(R) Telecom ETF                  $  250      Up to $1,000
SPDR(R) Transportation ETF           $  250      Up to $1,000
streetTRACKS(R) KBW Regional
  Banking(SM) ETF                    $  250      Up to $1,000
streetTRACKS(R) KBW Mortgage
  Finance(SM) ETF                    $  250      Up to $1,000

* From time to time, any Fund may waive all or a portion of its applicable redemption fee.

     Legal Restrictions on Transactions in Certain Stocks (Redemption). An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the Fund's discretion.

                                 DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     For the SPDR Dividend ETF: The Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each of the Fund's portfolio securities is available in the Statement of Additional Information.

                                  TAX MATTERS

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds.

     Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

     - Each Fund makes distributions,

     - You sell Shares listed on the Exchange, and

     - You create or redeem Creation Units


     Taxes on Distributions. Each Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003, some ordinary dividends paid to individual shareholders may qualify for taxation at a lower tax rate.


     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.


     If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In addition, distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain REITs, and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. stockholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.


     Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     By law, your Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                              GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.


     For purposes of the 1940 Act, Shares of the Street Tracks Series Trust Funds are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Street Tracks Series Trust Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions which will be set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.


     From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.


     Morgan Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                              FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand each Fund's financial performance. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the 2006 Annual Report to shareholders of each of the Funds, which is available upon request. Selected data for a streetTRACKS share outstanding throughout each period. The SPDR(R) Aerospace & Defense ETF, SPDR(R) Building & Construction ETF, SPDR(R) Computer Hardware, SPDR(R) Computer Software, SPDR(R) Health Care Equipment ETF, SPDR(R) Health Care Services, SPDR(R) LeisureTime ETF, SPDR(R) Outsourcing & IT Consulting ETF, SPDR(R) Telecom ETF, SPDR(R) Transportation ETF and streetTRACKS(R) KBW Mortgage Finance ETF have not commenced operations, as of June 30, 2006 and therefore do not have financial information.

                                                       DJ WILSHIRE                           DJ WILSHIRE          DJ WILSHIRE
                                                    TOTAL MARKET ETF                        LARGE CAP ETF    LARGE CAP GROWTH ETF
                                ---------------------------------------------------------   --------------   ---------------------
                                  YEAR        YEAR        YEAR        YEAR        YEAR      FOR THE PERIOD     YEAR        YEAR
                                  ENDED       ENDED       ENDED       ENDED       ENDED      11/8/2005*-       ENDED       ENDED
                                6/30/2006   6/30/2005   6/30/2004   6/30/2003   6/30/2002     6/30/2006      6/30/2006   6/30/2005
                                ---------   ---------   ---------   ---------   ---------   --------------   ---------   ---------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $ 85.26    $  80.87    $  69.97     $ 71.67     $ 87.13        $56.03       $  46.27     $ 47.56
                                 -------    --------    --------     -------     -------        ------       --------     -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income.........      1.50        1.69        1.17        1.05        1.02          0.94           0.34        0.71
Net realized and unrealized
 gain (loss)(5)...............      6.54        4.38       10.89       (1.68)     (15.49)         2.11           2.78       (1.29)
                                 -------    --------    --------     -------     -------        ------       --------     -------
Total from investment
 operations...................      8.04        6.07       12.06       (0.63)     (14.47)         3.05           3.12       (0.58)
                                 -------    --------    --------     -------     -------        ------       --------     -------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income.........     (1.48)      (1.68)      (1.16)      (1.07)      (0.99)        (0.91)         (0.34)      (0.71)
                                 -------    --------    --------     -------     -------        ------       --------     -------
NET ASSET VALUE, END OF
 PERIOD.......................   $ 91.82    $  85.26    $  80.87     $ 69.97     $ 71.67        $58.17       $  49.05     $ 46.27
                                 =======    ========    ========     =======     =======        ======       ========     =======
TOTAL RETURN(1)...............      9.47%       7.55%      17.31%      (0.77)%    (16.69)%        5.47%          6.75%      (1.25)%
Net assets, end of period (in
 000's).......................   $96,416    $106,580    $113,229     $80,474     $75,264        $5,817       $137,353     $80,981
Ratio of expenses to average
 net assets...................      0.21%       0.21%       0.22%       0.24%       0.23%         0.21%(2)       0.21%       0.21%
Ratio of net investment income
 (loss) to average net
 assets.......................      1.62%       2.05%       1.59%       1.65%       1.25%         1.68%(2)       0.74%       1.57%
Portfolio turnover rate(3)....         2%         32%          5%          6%          6%            4%            43%         21%

                                           DJ WILSHIRE
                                      LARGE CAP GROWTH ETF
                                ---------------------------------
                                  YEAR        YEAR        YEAR
                                  ENDED       ENDED       ENDED
                                6/30/2004   6/30/2003   6/30/2002
                                ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $ 40.98     $ 41.07     $ 60.81
                                 -------     -------     -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income.........      0.23        0.24(4)     0.16
Net realized and unrealized
 gain (loss)(5)...............      6.60       (0.10)     (19.77)
                                 -------     -------     -------
Total from investment
 operations...................      6.83        0.14      (19.61)
                                 -------     -------     -------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income.........     (0.25)      (0.23)      (0.13)
                                 -------     -------     -------
NET ASSET VALUE, END OF
 PERIOD.......................   $ 47.56     $ 40.98     $ 41.07
                                 =======     =======     =======
TOTAL RETURN(1)...............     16.70%       0.38%     (32.29)%
Net assets, end of period (in
 000's).......................   $68,973     $22,542     $16,431
Ratio of expenses to average
 net assets...................      0.21%       0.23%       0.25%
Ratio of net investment income
 (loss) to average net
 assets.......................      0.59%       0.64%       0.32%
Portfolio turnover rate(3)....        20%         37%         18%

                                                              DJ WILSHIRE
                                                          LARGE CAP VALUE ETF
                                ------------------------------------------------------------------------
                                    YEAR           YEAR           YEAR           YEAR           YEAR
                                   ENDED          ENDED          ENDED          ENDED          ENDED
                                6/30/2006(6)   6/30/2005(6)   6/30/2004(6)   6/30/2003(6)   6/30/2002(6)
                                ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $  67.72       $ 62.91        $  55.76       $ 55.69        $ 64.72
                                  --------       -------        --------       -------        -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income.........        1.80          1.70            1.51          1.34           1.17
Net realized and unrealized
 gain (loss)(5)...............        5.44          4.81            7.10          0.09          (9.05)
                                  --------       -------        --------       -------        -------
Total from investment
 operations...................        7.24          6.51            8.61          1.43          (7.88)
                                  --------       -------        --------       -------        -------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income.........       (1.81)        (1.70)          (1.46)        (1.36)         (1.15)
                                  --------       -------        --------       -------        -------
NET ASSET VALUE, END OF
 PERIOD.......................    $  73.15       $ 67.72        $  62.91       $ 55.76        $ 55.69
                                  ========       =======        ========       =======        =======
TOTAL RETURN(1)...............       10.80%        10.43%          15.54%         2.87%        (12.31)%
Net assets, end of period (in
 000's).......................    $102,432       135,456          94,370        44,616         38,989
Ratio of expenses to average
 net assets...................        0.21%         0.21%           0.21%         0.23%          0.24%
Ratio of net investment income
 (loss) to average net
 assets.......................        2.52%         2.51%           2.72%         2.54%          1.81%
Portfolio turnover rate(3)....          42%           19%             28%           33%            10%

---------------

 *   Commencement of operations.
 +   Amount is less than $0.005 per share.
(1)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset
     value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be
     reinvested at net asset value per share on the respective
     payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)  Annualized.
(3)  Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions on
     streetTRACKS.
(4)  Per share numbers have been calculated using the average shares method.
(5)  The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to
     fluctuating market values for the Fund.
(6)  All per share amounts representing data prior to September
     21, 2005 have been adjusted for the affect of stock splits which occurred on September 21, 2005, as follows: DJ
     Wilshire Large Cap Value ETF: 2 for 1; DJ Wilshire Small Cap
     Value ETF and DJ Wilshire REIT ETF: 3 for 1.
(7)  Beginning NAV and distributions to shareholders have been adjusted for the effect of a 3 for 1 stock split which
     occurred on June 15, 2005.

                              FINANCIAL HIGHLIGHTS

                                      DJ WILSHIRE                                             DJ WILSHIRE
                                      MID CAP ETF      DJ WILSHIRE          DJ WILSHIRE      SMALL CAP ETF        DJ WILSHIRE
                                      -----------   MID CAP GROWTH ETF   MID CAP VALUE ETF   -------------   SMALL CAP GROWTH ETF
                                        FOR THE     ------------------   -----------------      FOR THE      ---------------------
                                        PERIOD        FOR THE PERIOD      FOR THE PERIOD        PERIOD         YEAR        YEAR
                                      11/8/2005*-      11/8/2005*-          11/8/2005*-       11/8/2005*-      ENDED       ENDED
                                       6/30/2006        6/30/2006            6/30/2006         6/30/2006     6/30/2006   6/30/2005
                                      -----------   ------------------   -----------------   -------------   ---------   ---------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $ 49.18          $ 53.95              $50.42            $ 52.42       $ 75.96     $ 69.92
                                        -------          -------              ------            -------       -------     -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income...............       0.41             0.11                0.73               0.46          0.23        0.33
Net realized and unrealized gain
 (loss)(5)..........................       3.96             4.26                4.18               5.56         11.17        6.03
                                        -------          -------              ------            -------       -------     -------
Total from investment operations....       4.37             4.37                4.91               6.02         11.40        6.36
                                        -------          -------              ------            -------       -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............      (0.39)           (0.10)              (0.70)             (0.41)        (0.25)      (0.32)
Net realized gains..................                                                                               --          --
                                        -------          -------              ------            -------       -------     -------
Total distributions.................                                                                            (0.25)      (0.32)
                                        -------          -------              ------            -------       -------     -------
NET ASSET VALUE, END OF PERIOD......    $ 53.16          $ 58.22              $54.63            $ 58.03       $ 87.11     $ 75.96
                                        =======          =======              ======            =======       =======     =======
TOTAL RETURN(1).....................       8.92%            8.10%               9.76%             11.49%        15.02%       9.13%
Net assets, end of period (in
 000's).............................    $15,949          $20,375              $8,194            $26,113       $78,405     $53,183
Ratio of expenses to average net
 assets.............................       0.26%(2)         0.26%(2)            0.26%(2)           0.26%(2)      0.26%       0.26%
Ratio of net investment income
 (loss) to average net assets.......       1.24%(2)         0.30%(2)            2.20%(2)           1.35%(2)      0.26%       0.46%
Portfolio turnover rate(3)..........         25%              34%                 29%                10%           84%         36%


                                                 DJ WILSHIRE
                                            SMALL CAP GROWTH ETF
                                      ---------------------------------
                                        YEAR        YEAR        YEAR
                                        ENDED       ENDED       ENDED
                                      6/30/2004   6/30/2003   6/30/2002
                                      ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................   $ 53.55     $ 54.10     $ 79.15
                                       -------     -------     -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income...............      0.39(4)    (0.02)       0.00+
Net realized and unrealized gain
 (loss)(5)..........................     16.30       (0.53)     (25.05)
                                       -------     -------     -------
Total from investment operations....     16.69       (0.55)     (25.05)
                                       -------     -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............     (0.32)         --          --
Net realized gains..................        --          --          --
                                       -------     -------     -------
Total distributions.................     (0.32)         --          --
                                       -------     -------     -------
NET ASSET VALUE, END OF PERIOD......   $ 69.92     $ 53.55     $ 54.10
                                       =======     =======     =======
TOTAL RETURN(1).....................     31.19%      (1.02)%    (31.64)%
Net assets, end of period (in
 000's).............................   $55,944     $18,747     $21,647
Ratio of expenses to average net
 assets.............................      0.27%       0.29%       0.30%
Ratio of net investment income
 (loss) to average net assets.......      0.59%      (0.04)%     (0.22)%
Portfolio turnover rate(3)..........        63%         60%         46%


                                                                    DJ WILSHIRE
                                                                SMALL CAP VALUE ETF
                                      ------------------------------------------------------------------------
                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                      6/30/2006(6)   6/30/2005(6)   6/30/2004(6)   6/30/2003(6)   6/30/2002(6)
                                      ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $  59.03       $ 56.97        $ 45.07        $ 45.17        $ 42.98
                                        --------       -------        -------        -------        -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income...............        1.40(4)       1.14(4)        0.91           1.26           0.96
Net realized and unrealized gain
 (loss)(5)..........................        8.21          4.55          12.92           0.14           3.82
                                        --------       -------        -------        -------        -------
Total from investment operations....        9.61          5.69          13.83           1.40           4.78
                                        --------       -------        -------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............       (1.30)        (1.14)         (0.75)         (1.20)         (1.01)
Net realized gains..................       (1.99)        (2.49)         (1.18)         (0.30)         (1.58)
                                        --------       -------        -------        -------        -------
Total distributions.................       (3.29)        (3.63)         (1.93)         (1.50)         (2.59)
                                        --------       -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD......    $  65.35       $ 59.03        $ 56.97        $ 45.07        $ 45.17
                                        ========       =======        =======        =======        =======
TOTAL RETURN(1).....................       16.66%        10.07%         30.92%          3.57%         11.54%
Net assets, end of period (in
 000's).............................    $101,344       $88,583        $76,928        $33,813        $54,217
Ratio of expenses to average net
 assets.............................        0.26%         0.26%          0.27%          0.29%          0.28%
Ratio of net investment income
 (loss) to average net assets.......        2.21%         2.00%          1.88%          2.76%          2.31%
Portfolio turnover rate(3)..........          97%           33%            54%            43%            29%

---------------

 *   Commencement of operations.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)  Annualized.
(3) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions on streetTRACKS.
(4) Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                              FINANCIAL HIGHLIGHTS

                                                                  DJ GLOBAL TITANS ETF
                                                ---------------------------------------------------------
                                                  YEAR        YEAR        YEAR        YEAR        YEAR
                                                  ENDED       ENDED       ENDED       ENDED       ENDED
                                                6/30/2006   6/30/2005   6/30/2004   6/30/2003   6/30/2002
                                                ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $ 62.88    $  61.43     $ 54.04     $ 56.00     $ 70.60
                                                 -------    --------     -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................      1.46        1.47        0.72        0.90(4)     0.62
Net realized and unrealized gain (loss)(5)....      4.08        1.44        7.60       (1.67)     (14.63)
                                                 -------    --------     -------     -------     -------
Total from investment operations..............      5.54        2.91        8.32       (0.77)     (14.01)
                                                 -------    --------     -------     -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................     (1.44)      (1.46)      (0.93)      (1.19)      (0.59)
Net realized gains............................        --          --          --          --          --
                                                 -------    --------     -------     -------     -------
Total distributions...........................     (1.44)      (1.46)      (0.93)      (1.19)      (0.59)
                                                 -------    --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD................   $ 66.98    $  62.88     $ 61.43     $ 54.04     $ 56.00
                                                 =======    ========     =======     =======     =======
TOTAL RETURN(1)...............................      8.88%       4.75%      15.47%      (1.21)%    (19.92)%
Net assets, end of period (in 000's)..........   $77,044    $106,904     $67,581     $10,814     $25,207
Ratio of expenses to average net assets.......      0.51%       0.51%       0.51%       0.54%       0.55%
Ratio of net investment income (loss) to
 average net assets...........................      2.11%       2.47%       1.84%       1.77%       1.07%
Portfolio turnover rate(3)....................         9%         36%         15%         13%         12%


                                                                          DJ WILSHIRE REIT ETF
                                                ------------------------------------------------------------------------
                                                    YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED
                                                6/30/2006(6)   6/30/2005(6)   6/30/2004(6)   6/30/2003(6)   6/30/2002(6)
                                                ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $    65.56      $  51.38       $  42.59       $  43.48       $ 40.24
                                                 ----------      --------       --------       --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................         2.99          2.98(4)        2.59(4)        2.09          2.73(4)
Net realized and unrealized gain (loss)(5)....        10.88         14.00           8.69          (0.79)         3.21
                                                 ----------      --------       --------       --------       -------
Total from investment operations..............        13.87         16.98          11.28           1.30          5.94
                                                 ----------      --------       --------       --------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................        (3.00)        (2.80)         (2.33)         (2.05)        (2.47)
Net realized gains............................        (0.45)           --          (0.16)         (0.14)        (0.23)
                                                 ----------      --------       --------       --------       -------
Total distributions...........................        (3.45)        (2.80)         (2.49)         (2.19)        (2.70)
                                                 ----------      --------       --------       --------       -------
NET ASSET VALUE, END OF PERIOD................   $    75.98      $  65.56       $  51.38       $  42.59       $ 43.48
                                                 ==========      ========       ========       ========       =======
TOTAL RETURN(1)...............................        21.73%        33.64%         26.70%          3.41%        15.53%
Net assets, end of period (in 000's)..........   $1,049,212      $659,223       $447,114       $121,398       $32,622
Ratio of expenses to average net assets.......         0.26%         0.26%          0.26%          0.28%         0.30%
Ratio of net investment income (loss) to
 average net assets...........................         3.57%         5.06%          5.23%          6.95%         6.74%
Portfolio turnover rate(3)....................           11%           12%            15%            10%           15%

                                                   KBW BANK       KBW CAPITAL          KBW
                                                     ETF          MARKETS ETF     INSURANCE ETF
                                                --------------   --------------   --------------
                                                FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                                 11/8/2005*-      11/8/2005*-      11/8/2005*-
                                                  6/30/2006        6/30/2006        6/30/2006
                                                --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........     $  50.17         $ 53.07          $ 52.12
                                                   --------         -------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................         0.93            2.63             0.44
Net realized and unrealized gain (loss)(5)....         3.52            3.09            (0.93)
                                                   --------         -------          -------
Total from investment operations..............         4.45            5.72            (0.49)
                                                   --------         -------          -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................        (0.89)          (2.61)           (0.41)
Net realized gains............................           --              --               --
                                                   --------         -------          -------
Total distributions...........................        (0.89)          (2.61)           (0.41)
                                                   --------         -------          -------
NET ASSET VALUE, END OF PERIOD................     $  53.73         $ 56.18          $ 51.22
                                                   ========         =======          =======
TOTAL RETURN(1)...............................         8.90%          10.55%           (0.93)%
Net assets, end of period (in 000's)..........     $147,756         $50,559          $35,855
Ratio of expenses to average net assets.......         0.36%(2)        0.36%(2)         0.36%(2)
Ratio of net investment income (loss) to
 average net assets...........................         3.06%(2)        2.42%(2)         1.27% (2)
Portfolio turnover rate(3)....................           22%             11%              16%

---------------

 *   Commencement of operations.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)  Annualized.
(3) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions on streetTRACKS.
(4) Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(6) Beginning NAV and distributions to shareholders have been adjusted for the affect of a 3 for 1 stock split which occurred on June 15, 2005.

                              FINANCIAL HIGHLIGHTS


                                                                                                                     SPDR
                                                                           MORGAN STANLEY                          DIVIDEND
                                                                             TECHNOLOGY                               ETF
                                                                                 ETF                              -----------
                                                      ---------------------------------------------------------     FOR THE
                                                        YEAR        YEAR        YEAR        YEAR        YEAR        PERIOD
                                                        ENDED       ENDED       ENDED       ENDED       ENDED     11/8/2005*-
                                                      6/30/2006   6/30/2005   6/30/2004   6/30/2003   6/30/2002    6/30/2006
                                                      ---------   ---------   ---------   ---------   ---------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD................  $  46.99     $ 49.18     $ 36.67     $ 33.30     $ 58.17      $  53.49
                                                      --------     -------     -------     -------     -------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...............................      0.03        0.11       (0.09)(4)    (0.08)      0.00+         1.12
Net realized and unrealized gain (loss)(5)..........      2.13       (2.19)      12.60        3.45      (24.87)         2.15
                                                      --------     -------     -------     -------     -------      --------
Total from investment operations....................      2.16       (2.08)      12.51        3.37      (24.87)         3.27
                                                      --------     -------     -------     -------     -------      --------
Undistributed net investment income included in
 price of units issued and redeemed.................                                                                    0.00+
                                                      --------     -------     -------     -------     -------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................     (0.03)      (0.11)         --          --          --         (1.06)
Net realized gains..................................     (0.01)         --          --          --          --            --
                                                      --------     -------     -------     -------     -------      --------
Total distributions.................................     (0.04)      (0.11)         --          --          --         (1.06)
                                                      --------     -------     -------     -------     -------      --------
NET ASSET VALUE, END OF PERIOD......................  $  49.11     $ 46.99     $ 49.18     $ 36.67     $ 33.30      $  55.70
                                                      ========     =======     =======     =======     =======      ========
TOTAL RETURN(1).....................................     4.60%       (4.25)%     34.11%      10.14%     (42.77)%        6.16%
Net assets, end of period (in 000's)................  $144,873     $30,546     $24,595     $34,842     $53,276      $100,263
Ratio of expenses to average net assets.............     0.51%        0.51%       0.52%       0.53%       0.54%         0.30%(2)
Ratio of expense to average net assets before
 waivers............................................                                                                    0.36%(2)
Ratio of net investment income (loss) to average net
 assets.............................................     0.07%        0.24%      (0.20)%     (0.21)%     (0.30)%        3.45%(2)
Portfolio turnover rate(3)..........................       23%          46%         17%         23%         37%           25%


                                                                                                                     SPDR
                                                         SPDR           SPDR           SPDR           SPDR        OIL & GAS
                                                        BIOTECH     HOMEBUILDERS   SEMICONDUCTOR    METALS &     EQUIPMENT &
                                                          ETF           ETF             ETF        MINING ETF    SERVICES ETF
                                                      -----------   ------------   -------------   -----------   ------------
                                                        FOR THE       FOR THE         FOR THE        FOR THE       FOR THE
                                                        PERIOD         PERIOD         PERIOD         PERIOD         PERIOD
                                                      1/31/2006*-   1/31/2006*-     1/31/2006*-    6/19/2006*-   6/19/2006*-
                                                       6/30/2006     6/30/2006       6/30/2006      6/30/2006     6/30/2006
                                                      -----------   ------------   -------------   -----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $ 49.67       $  46.92        $ 53.32        $ 43.29       $ 27.99
                                                        -------       --------        -------        -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...............................      (0.07)          0.07           0.02           0.02          0.00+
Net realized and unrealized gain (loss)(5)..........      (3.70)        (13.06)         (6.03)          6.77          3.08
                                                        -------       --------        -------        -------       -------
Total from investment operations....................      (3.77)        (12.99)         (6.01)          6.79          3.08
                                                        -------       --------        -------        -------       -------
Undistributed net investment income included in
 price of units issued and redeemed.................         --             --             --             --            --
                                                        -------       --------        -------        -------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................         --          (0.07)         (0.02)            --            --
Net realized gains..................................         --             --             --             --            --
                                                        -------       --------        -------        -------       -------
Total distributions.................................         --          (0.07)         (0.02)            --            --
                                                        -------       --------        -------        -------       -------
NET ASSET VALUE, END OF PERIOD......................    $ 45.90       $  33.86        $ 47.29        $ 50.08       $ 31.07
                                                        =======       ========        =======        =======       =======
TOTAL RETURN(1).....................................      (7.59)%      (27.70)%        (11.26)%        15.70%        10.98%
Net assets, end of period (in 000's)................    $29,835       $165,908        $47,290        $30,050       $15,535
Ratio of expenses to average net assets.............       0.36%(2)       0.36%(2)       0.36%(2)       0.36%(2)      0.36%(2)
Ratio of expense to average net assets before
 waivers............................................         --             --             --             --            --
Ratio of net investment income (loss) to average net
 assets.............................................      (0.33)%(2)       0.34%(2)       0.10%(2)      1.65%(2)      0.17%(2)
Portfolio turnover rate(3)..........................         38%            19%            40%             0%            0%

                                                          SPDR
                                                        OIL & GAS                                         KBW
                                                      EXPLORATION &        SPDR                        REGIONAL
                                                       PRODUCTION     PHARMACEUTICALS      SPDR         BANKING
                                                           ETF              ETF         RETAIL ETF        ETF
                                                      -------------   ---------------   -----------   -----------
                                                         FOR THE          FOR THE         FOR THE       FOR THE
                                                         PERIOD           PERIOD          PERIOD        PERIOD
                                                       6/19/2006*-      6/19/2006*-     6/19/2006*-   6/19/2006*-
                                                        6/30/2006        6/30/2006       6/30/2006     6/30/2006
                                                      -------------   ---------------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD................     $ 33.80          $ 31.42         $ 36.72       $ 48.02
                                                         -------          -------         -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...............................        0.00+            0.00+           0.01          0.02
Net realized and unrealized gain (loss)(5)..........        5.32             0.46            0.88          0.29
                                                         -------          -------         -------       -------
Total from investment operations....................        5.32             0.46            0.89          0.31
                                                         -------          -------         -------       -------
Undistributed net investment income included in
 price of units issued and redeemed.................          --               --              --
                                                         -------          -------         -------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................          --               --              --            --
Net realized gains..................................          --               --              --            --
                                                         -------          -------         -------       -------
Total distributions.................................          --               --              --            --
                                                         -------          -------         -------       -------
NET ASSET VALUE, END OF PERIOD......................     $ 39.12          $ 31.88         $ 37.61       $ 48.33
                                                         =======          =======         =======       =======
TOTAL RETURN(1).....................................       15.74%            1.46%           2.42%         0.66%
Net assets, end of period (in 000's)................     $19,560          $15,939         $20,687       $99,076
Ratio of expenses to average net assets.............        0.36%(2)         0.36%(2)        0.36%(2)      0.36%(2)
Ratio of expense to average net assets before
 waivers............................................          --               --              --            --
Ratio of net investment income (loss) to average net
 assets.............................................        0.10%(2)         0.29%(2)        0.82%(2)      4.01%(2)
Portfolio turnover rate(3)..........................           0%               0%              0%            0%


---------------

 *   Commencement of operations.
 +   Amount is less than $0.005 per share.
(1)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset
     value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be
     reinvested at net asset value per share on the respective
     payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)  Annualized.
(3)  Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions on
     streetTRACKS.
(4)  Per share numbers have been calculated using the average shares method.
(5)  The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to
     fluctuating market values for the Fund.
(7)  Beginning NAV and distributions to shareholders have been adjusted for the effect of a 3 for 1 stock split which
     occurred on June 15, 2005.

                  ADDITIONAL INFORMATION CONCERNING THE FUNDS

     The following charts are provided to: (i) show the frequency at which the closing price on the Exchange (last trade) for each of the Funds was at a discount or premium to the daily net asset value (NAV); and (ii) compare each Fund's total return at NAV with the total return based on market price and its benchmark index.

     The discount or premium is the percentage difference between the NAV and the closing price of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. Because a Fund's last trade may occur on a different date or at some time prior to 4:00 p.m. New York time (when the Funds normally calculate their NAV), a Fund's closing price may differ from the NAV of the Fund.

                  STREETTRACKS(R) DJ WILSHIRE TOTAL MARKET ETF

                                     FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                      CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2006
                                   -----------------------------------------------------
                                    CLOSING PRICE ABOVE NAV     CLOSING PRICE BELOW NAV
                                   -------------------------   -------------------------
                                   50-99    100-199    >200    50-99    100-199    >200
                                   BASIS     BASIS    BASIS    BASIS     BASIS    BASIS
                                   POINTS   POINTS    POINTS   POINTS   POINTS    POINTS
                                   ------   -------   ------   ------   -------   ------
    2006
Quarter Ending: 09/30/06.........    0         1        0        1         1        0
Quarter Ending: 06/30/06.........    1         0        0        2         1        0
Quarter Ending: 03/31/06.........    0         0        0        1         0        0
    2005
Quarter Ending: 12/30/05.........    1         0        0        0         0        0
Quarter Ending: 09/30/05.........    2         0        0        2         0        0
Quarter Ending: 06/30/05.........    4         0        0        0         3        0
Quarter Ending: 03/31/05.........    1         0        1        0         0        0
    2004
Quarter Ending: 12/31/04.........    0         0        0        1         0        0
Quarter Ending: 09/30/04.........    0         0        0        0         0        0
Quarter Ending: 06/30/04.........    1         0        0        0         0        0
Quarter Ending: 03/31/04.........    1         0        0        1         0        0
    2003
Quarter Ending: 12/31/03.........    0         0        0        0         0        0
Quarter Ending: 09/30/03.........    0         0        0        0         0        0
Quarter Ending: 06/30/03.........    0         0        0        3         0        0
Quarter Ending: 03/31/03.........    1         0        0        1         0        0

                                      CUMULATIVE TOTAL RETURN
                       ------------------------------------------------------
                                                           FORTUNE
                                                           500/DOW
                                               DOW JONES    JONES
                                               WILSHIRE    WILSHIRE
                                                 5000        5000
                       NET ASSET    MARKET     COMPOSITE   BLENDED    S&P 500
                         VALUE     VALUE(1)*     INDEX     INDEX(2)    INDEX
                       ---------   ---------   ---------   --------   -------
One Year Ended
 12/31/05............    6.91%       7.08%       6.38%       6.82%      4.91%
Since Inception(1)...    2.85%       3.31%       4.92%      11.12%     -1.95%

                                    AVERAGE ANNUAL TOTAL RETURN
                       ------------------------------------------------------
                                                           FORTUNE
                                                           500/DOW
                                               DOW JONES    JONES
                                               WILSHIRE    WILSHIRE
                                                 5000        5000
                       NET ASSET    MARKET     COMPOSITE   BLENDED    S&P 500
                         VALUE     VALUE(1)*     INDEX     INDEX(2)    INDEX
                       ---------   ---------   ---------   --------   -------
One Year Ended
 12/31/05............    6.91%       7.08%       6.38%       6.82%      4.91%
Since Inception(1)...    0.54%       0.63%       0.92%       2.03%     -0.38%


---------------

(1) The market price used to calculate the market return is determined by using the midpoint of the best bid and the best offer on the exchange on which the shares of the Fund are listed for trading. Currently, the market price is calculated based on the best bid and the best offer on the AMEX at 4:00 p.m. However, prior to April 3, 2001, the calculation of the market price was based on the midpoint of the best bid and the best offer at the close of trading on the AMEX, ordinarily at 4:15 p.m. In prior published reports the market value return was calculated using the close price on the AMEX.



(2) A blended index return comprised of the Fortune 500 Index through June 13, 2005 and the Dow Jones Wilshire 5000 Index return from June 14, 2005 through December 31, 2005.



(3) Total returns are calculated based on the commencement of trading on the AMEX, October 10, 2000.



 *  Source: American Stock Exchange LLC

                STREETTRACKS(R) DJ WILSHIRE LARGE CAP GROWTH ETF

                                     FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                      CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2005
                                   -----------------------------------------------------
                                    CLOSING PRICE ABOVE NAV     CLOSING PRICE BELOW NAV
                                   -------------------------   -------------------------
                                   50-99    100-199    >200    50-99    100-199    >200
                                   BASIS     BASIS    BASIS    BASIS     BASIS    BASIS
                                   POINTS   POINTS    POINTS   POINTS   POINTS    POINTS
                                   ------   -------   ------   ------   -------   ------
              2006
Quarter Ending: 09/30/06.........    1         1        0        1         0        0
Quarter Ending: 06/30/06.........    0         0        0        2         0        0
Quarter Ending: 03/31/06.........    0         0        0        0         0        0
              2005
Quarter ending: 12/31/05.........    1         0        0        1         0        0
Quarter Ending: 09/30/05.........    2         0        0        0         0        0
Quarter Ending: 06/30/05.........    3         0        0        2         0        0
Quarter Ending: 03/31/05.........    0         0        0        0         0        0
              2004
Quarter Ending: 12/31/04.........    2         0        0        1         0        0
Quarter Ending: 09/30/04.........    1         0        0        3         0        0
Quarter Ending: 06/30/04.........    3         0        0        0         0        0
Quarter Ending: 03/31/04.........    4         2        0        0         0        0
              2003
Quarter Ending: 12/31/03.........    6         0        0        5         0        0
Quarter Ending: 09/30/03.........    5         2        0        4         2        0
Quarter Ending: 06/30/03.........    4         2        0        5         0        0
Quarter Ending: 03/31/03.........    6         3        0        6         3        0

                                       CUMULATIVE TOTAL RETURN
                       -------------------------------------------------------
                                            DOW JONES
                                            WILSHIRE
                                              LARGE     DOW JONES
                                               CAP      U.S. LARGE   DOW JONES
                       NET ASSET   MARKET    GROWTH     CAP GROWTH   LARGE CAP
                         VALUE     VALUE      INDEX       INDEX        INDEX
                       ---------   ------   ---------   ----------   ---------
One Year ended
 12/31/05............     3.10%     3.03%      3.28%        2.56%       4.62%
Since Inception(1)...   -46.42%    -46.40%   -45.85%      -46.23%     -16.54%

                                     AVERAGE ANNUAL TOTAL RETURN
                       -------------------------------------------------------
                                            DOW JONES
                                            WILSHIRE
                                              LARGE     DOW JONES
                                               CAP      U.S. LARGE   DOW JONES
                       NET ASSET   MARKET    GROWTH     CAP GROWTH   LARGE CAP
                         VALUE     VALUE      INDEX       INDEX        INDEX
                       ---------   ------   ---------   ----------   ---------
One Year ended
 12/31/05............     3.10%     3.03%      3.28%        2.56%       4.62%
Since Inception(1)...   -11.20%    -11.19%   -11.03%      -11.15%      -3.38%


---------------
(1) Total returns are calculated based on the commencement of trading on the AMEX, September 29, 2000.


(2) A blended index return comprised of the Dow Jones U.S. Large Cap Growth Index through 10/31/2005 and the Dow Jones Wilshire Large Cap Growth Index return from 11/1/2005 through 12/31/2005.

                STREETTRACKS(R) DJ WILSHIRE LARGE CAP VALUE ETF

                                     FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                      CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2005
                                   -----------------------------------------------------
                                    CLOSING PRICE ABOVE NAV     CLOSING PRICE BELOW NAV
                                   -------------------------   -------------------------
                                   50-99    100-199    >200    50-99    100-199    >200
                                   BASIS     BASIS    BASIS    BASIS     BASIS    BASIS
                                   POINTS   POINTS    POINTS   POINTS   POINTS    POINTS
                                   ------   -------   ------   ------   -------   ------
              2006
Quarter Ending: 09/30/06.........    0         0        0        1         0        0
Quarter Ending: 06/30/06.........    1         0        0        2         0        0
Quarter Ending: 03/31/06.........    1         0        0        0         0        0
              2005
Quarter Ending: 12/31/05.........    1         0        0        3         0        0
Quarter Ending: 09/30/05.........    0         0        0        4         0        0
Quarter Ending: 06/30/05.........    2         0        0        4         0        0
Quarter Ending: 03/31/05.........    3         0        0        2         0        0
              2004
Quarter Ending: 12/31/04.........    1         0        0        0         1        0
Quarter Ending: 09/30/04.........    2         0        0        4         0        0
Quarter Ending: 06/30/04.........    4         1        0        2         0        0
Quarter Ending: 03/31/04.........    0         0        0        0         0        0
              2003
Quarter Ending: 12/31/03.........    1         0        0        3         0        0
Quarter Ending: 09/30/03.........    4         0        0        1         1        0
Quarter Ending: 06/30/03.........    4         2        0        3         2        0
Quarter Ending: 03/31/03.........    8         2        1        6         2        0

                                      CUMULATIVE TOTAL RETURN
                       ------------------------------------------------------
                                            DOW JONES   DOW JONES
                                            WILSHIRE      U.S.
                                            LARGE CAP   LARGE CAP   DOW JONES
                       NET ASSET   MARKET     VALUE       VALUE     LARGE CAP
                         VALUE     VALUE      INDEX       INDEX       INDEX
                       ---------   ------   ---------   ---------   ---------
One Year ended
 12/31/05............     5.48%     5.53%      5.61%       5.12%       4.62%
Since Inception(1)...    20.34%    20.36%     21.70%      21.13%     -16.54%

                                    AVERAGE ANNUAL TOTAL RETURN
                       ------------------------------------------------------
                                            DOW JONES   DOW JONES
                                            WILSHIRE      U.S.
                                            LARGE CAP   LARGE CAP   DOW JONES
                       NET ASSET   MARKET     VALUE       VALUE     LARGE CAP
                         VALUE     VALUE      INDEX       INDEX       INDEX
                       ---------   ------   ---------   ---------   ---------
One Year ended
 12/31/05............    5.48%      5.53%     5.61%       5.12%        4.62%
Since Inception(1)...    3.59%      3.59%     3.81%       3.71%       -3.38%


---------------
(1) Total returns are calculated based on the commencement of trading on the AMEX, September 29, 2000.


(2) A blended index return comprised of the Dow Jones U.S. Large Cap value Index through 10/31/2005 and the Dow Jones Wilshire Large Cap Value Index return from 11/1/2005 through 12/31/2005.

                STREETTRACKS(R) DJ WILSHIRE SMALL CAP GROWTH ETF

                                     FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                      CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2005
                                   -----------------------------------------------------
                                    CLOSING PRICE ABOVE NAV     CLOSING PRICE BELOW NAV
                                   -------------------------   -------------------------
                                   50-99    100-199    >200    50-99    100-199    >200
                                   BASIS     BASIS    BASIS    BASIS     BASIS    BASIS
                                   POINTS   POINTS    POINTS   POINTS   POINTS    POINTS
                                   ------   -------   ------   ------   -------   ------
              2006
Quarter Ending: 09/30/06.........    1         1        0        1         1        0
Quarter Ending: 06/30/06.........    0         0        0        3         0        1
Quarter Ending: 03/31/06.........    0         0        0        3         1        0
              2005
Quarter Ending: 12/31/06.........    2         2        0        0         0        0
Quarter Ending: 09/30/05.........    0         0        0        0         0        0
Quarter Ending: 06/30/05.........    3         0        0        5         0        0
Quarter Ending: 03/31/05.........    3         1        1        2         0        0
              2004
Quarter Ending: 12/31/04.........    5         1        0        1         1        0
Quarter Ending: 09/30/04.........    2         0        0        5         1        0
Quarter Ending: 06/30/04.........    3         0        0        3         0        0
Quarter Ending: 03/31/04.........    0         0        0        1         0        0
              2003
Quarter Ending: 12/31/03.........    2         0        0        4         0        0
Quarter Ending: 09/30/03.........    3         0        0        2         0        0
Quarter Ending: 06/30/03.........    2         1        0        1         1        0
Quarter Ending: 03/31/03.........    7         3        0        4         4        0

                                       CUMULATIVE TOTAL RETURN
                       -------------------------------------------------------
                                            DOW JONES
                                            WILSHIRE    DOW JONES       DOW
                                            SMALL CAP   U.S. SMALL     JONES
                       NET ASSET   MARKET    GROWTH     CAP GROWTH   SMALL CAP
                         VALUE     VALUE      INDEX       INDEX        INDEX
                       ---------   ------   ---------   ----------   ---------
One Year ended
 12/31/05............     8.73%     9.79%      8.97%        8.78%       7.98%
Since Inception(1)...   -17.18%    -17.09%   -16.22%      -16.31%      47.90%

                                     AVERAGE ANNUAL TOTAL RETURN
                       -------------------------------------------------------
                                            DOW JONES
                                            WILSHIRE    DOW JONES       DOW
                                            SMALL CAP   U.S. SMALL     JONES
                       NET ASSET   MARKET    GROWTH     CAP GROWTH   SMALL CAP
                         VALUE     VALUE      INDEX       INDEX        INDEX
                       ---------   ------   ---------   ----------   ---------
One Year ended
 12/31/05............     8.73%     9.79%      8.97%       8.78%       7.98%
Since Inception(1)...    -3.53%    -3.50%     -3.31%      -3.33%       7.73%


---------------
(1) Total returns are calculated based on the commencement of trading on the AMEX, September 29, 2000.


(2) A blended index return comprised of the Dow Jones U.S. Small Cap Growth Index through 10/31/2005 and the Dow Jones Wilshire Small Cap Growth Index return from 11/1/2005 through 12/31/2005.

                  STREETTRACKS(R) DJ WILSHIRE SMALL CAP VALUE ETF

                                     FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                      CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2005
                                   -----------------------------------------------------
                                    CLOSING PRICE ABOVE NAV     CLOSING PRICE BELOW NAV
                                   -------------------------   -------------------------
                                   50-99    100-199    >200    50-99    100-199    >200
                                   BASIS     BASIS    BASIS    BASIS     BASIS    BASIS
                                   POINTS   POINTS    POINTS   POINTS   POINTS    POINTS
                                   ------   -------   ------   ------   -------   ------
              2006
Quarter Ending: 09/30/06.........    2         1        0        1         0        0
Quarter Ending: 06/30/06.........    3         0        0        5         0        0
Quarter Ending: 03/31/06.........    1         0        0        0         0        0
              2005
Quarter Ending: 12/31/05.........    0         1        0        0         0        0
Quarter Ending: 09/30/05.........    3         1        0        7         0        0
Quarter Ending: 06/30/05.........    3         2        0        5         3        1
Quarter Ending: 03/31/05.........    6         0        0        3         1        0
              2004
Quarter Ending: 12/31/04.........    3         0        0        4         1        0
Quarter Ending: 09/30/04.........    1         2        0        6         1        0
Quarter Ending: 06/30/04.........    2         1        0        6         2        0
Quarter Ending: 03/31/04.........    3         0        0        5         0        0
              2003
Quarter Ending: 12/31/03.........    1         2        0        9         0        0
Quarter Ending: 09/30/03.........    2         0        0        6         2        0
Quarter Ending: 06/30/03.........    3         0        0        0         1        0
Quarter Ending: 03/31/03.........    2         2        0        6         1        0

                                            CUMULATIVE TOTAL RETURN
                              ---------------------------------------------------
                                                   DOW JONES                 DOW
                                                   WILSHIRE    DOW JONES    JONES
                                                   SMALL CAP   U.S. SMALL   SMALL
                              NET ASSET   MARKET     VALUE     CAP VALUE     CAP
                                VALUE     VALUE      INDEX      INDEX(2)    INDEX
                              ---------   ------   ---------   ----------   -----
One Year ended
 12/31/05...................     5.89%     5.99%      6.12%        6.68%    7.98%
Since Inception(1)..........   121.45%    120.95%   126.12%      127.31%    47.90%

                                          AVERAGE ANNUAL TOTAL RETURN
                              ---------------------------------------------------
                                                   DOW JONES                 DOW
                                                   WILSHIRE    DOW JONES    JONES
                                                   SMALL CAP   U.S. SMALL   SMALL
                              NET ASSET   MARKET     VALUE     CAP VALUE     CAP
                                VALUE     VALUE      INDEX      INDEX(2)    INDEX
                              ---------   ------   ---------   ----------   -----
One Year ended
 12/31/05...................     5.89%     5.99%      6.12%       6.68%     7.98%
Since Inception(1)..........    16.33%    16.28%     16.81%      16.93%     7.73%


---------------
(1) Total returns are calculated based on the commencement of trading on the AMEX, September 29, 2000.


(2) A blended index return comprised of the Dow Jones U.S. Small Cap Value Index through 10/31/2005 and the Dow Jones Wilshire Small Cap Value Index return from 11/1/2005 through 12/31/2005.

                      STREETTRACKS(R) DJ GLOBAL TITANS ETF

                                     FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                      CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2005
                                   -----------------------------------------------------
                                    CLOSING PRICE ABOVE NAV     CLOSING PRICE BELOW NAV
                                   -------------------------   -------------------------
                                   50-99    100-199    >200    50-99    100-199    >200
                                   BASIS     BASIS    BASIS    BASIS     BASIS    BASIS
                                   POINTS   POINTS    POINTS   POINTS   POINTS    POINTS
                                   ------   -------   ------   ------   -------   ------
              2006
Quarter Ending: 09/30/06.........     1        0        0        0         0        0
Quarter Ending: 06/30/06.........     1        0        0        1         0        0
Quarter Ending: 03/31/06.........     0        0        0        0         0        0
              2005
Quarter Ending: 12/31/05.........     1        0        0        1         0        0
Quarter Ending: 09/30/05.........     1        0        0        5         0        0
Quarter Ending: 06/30/05.........     2        1        0        2         0        0
Quarter Ending: 03/31/05.........     2        0        0        0         0        0
              2004
Quarter Ending: 12/31/04.........     1        0        0        1         1        0
Quarter Ending: 09/30/04.........     4        0        0        2         0        0
Quarter Ending: 06/30/04.........     4        1        0        1         0        0
Quarter Ending: 03/31/04.........     2        0        0        0         0        0
              2003
Quarter Ending: 12/31/03.........     4        0        0        8         0        0
Quarter Ending: 09/30/03.........     1        1        1        3         2        1
Quarter Ending: 06/30/03.........     3        2        0        1         2        0
Quarter Ending: 03/31/03.........    12        2        1        9         1        0


                                         CUMULATIVE TOTAL RETURN                           AVERAGE ANNUAL TOTAL RETURN
                            -------------------------------------------------   -------------------------------------------------
                                                      DOW JONES                                           DOW JONES
                                                    GLOBAL TITANS   DOW JONES                           GLOBAL TITANS   DOW JONES
                            NET ASSET    MARKET      U.S. CLOSE     LARGE CAP   NET ASSET    MARKET      U.S. CLOSE     LARGE CAP
                              VALUE     VALUE(2)*       INDEX         INDEX       VALUE     VALUE(2)*       INDEX         INDEX
                            ---------   ---------   -------------   ---------   ---------   ---------   -------------   ---------
One Year ended
 12/31/05.................     2.90%       3.06%         3.44%         4.62%       2.90%       3.06%         3.44%         4.62%
Since Inception(1)........   -15.61%     -15.49%       -13.18%        16.54%      -3.18%      -3.15%        -2.66%        -3.38%


---------------
(1) Total returns are calculated based on the commencement of trading on the AMEX, September 29, 2000.


(2) The market price used to calculate the market return is determined by using the midpoint of the best bid and the best offer on the exchange on which the shares of the Fund are listed for trading. Currently, the market price is calculated based on the best bid and the best offer on the AMEX at 4:00 p.m. However, prior to April 3, 2001, the calculation of the market price was based on the midpoint of the best bid and the best offer at the close of trading on the AMEX, ordinarily 4:15 p.m. In prior published reports the market value return was calculated using the close price on the AMEX.



 * Source: American Stock Exchange LLC

                      STREETTRACKS(R) DJ WILSHIRE REIT ETF

                                     FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                      CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2005
                                   -----------------------------------------------------
                                    CLOSING PRICE ABOVE NAV     CLOSING PRICE BELOW NAV
                                   -------------------------   -------------------------
                                   50-99    100-199    >200    50-99    100-199    >200
                                   BASIS     BASIS    BASIS    BASIS     BASIS    BASIS
                                   POINTS   POINTS    POINTS   POINTS   POINTS    POINTS
                                   ------   -------   ------   ------   -------   ------
              2006
Quarter Ending: 09/30/06.........    0         0        0        0         0        0
Quarter Ending: 06/30/06.........    0         0        0        0         0        0
Quarter Ending: 03/31/06.........    0         0        0        0         0        0
              2005
Quarter Ending: 12/31/05.........    0         0        0        0         0        0
Quarter Ending: 09/30/05.........    0         0        0        1         0        0
Quarter Ending: 06/30/05.........    0         0        0        1         0        0
Quarter Ending: 03/31/05.........    1         0        0        2         0        0
              2004
Quarter Ending: 12/31/04.........    0         0        0        1         1        0
Quarter Ending: 09/30/04.........    3         0        0        1         0        0
Quarter Ending: 06/30/04.........    1         1        0        2         0        0
Quarter Ending: 03/31/04.........    0         0        0        2         0        0
              2003
Quarter Ending: 12/31/03.........    0         0        0        0         0        0
Quarter Ending: 09/30/03.........    0         0        0        1         0        0
Quarter Ending: 06/30/03.........    0         0        0        1         0        0
Quarter Ending: 03/31/03.........    4         0        0        1         0        0


                                             CUMULATIVE TOTAL RETURN                        AVERAGE ANNUAL TOTAL RETURN
                                  ----------------------------------------------   ----------------------------------------------
                                                             DOW          DOW                                 DOW          DOW
                                                            JONES        JONES                               JONES        JONES
                                  NET ASSET    MARKET      WILSHIRE    SMALL CAP   NET ASSET    MARKET      WILSHIRE    SMALL CAP
                                    VALUE     VALUE(2)*   REIT INDEX     INDEX       VALUE     VALUE(2)*   REIT INDEX     INDEX
                                  ---------   ---------   ----------   ---------   ---------   ---------   ----------   ---------
One Year ended
 12/31/05.......................    13.63%      13.71%       13.82%       7.98%      13.63%      13.71%      13.82%        7.98%
Since Inception(1)..............   133.86%     133.85%      144.06%      60.20%      19.91%      19.91%      20.66%       10.59%


---------------
(1) Total returns are calculated based on the commencement of trading on the AMEX, April 27, 2001.


(2) The market price used to calculate the market return is determined by using the midpoint of the best bid and the best offer on the exchange on which the shares of the Fund are listed for trading. Currently, the market price is calculated based on the best bid and the best offer on the AMEX at 4:00 p.m. However, prior to April 3, 2001, the calculation of the market price was based on the midpoint of the best bid and the best offer at the close of trading on the AMEX, ordinarily 4:15 p.m. In prior published reports the market value return was calculated using the close price on the AMEX.



 * Source: American Stock Exchange LLC

                 STREETTRACKS(R) MORGAN STANLEY TECHNOLOGY ETF

                                     FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                      CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2005
                                   -----------------------------------------------------
                                    CLOSING PRICE ABOVE NAV     CLOSING PRICE BELOW NAV
                                   -------------------------   -------------------------
                                   50-99    100-199    >200    50-99    100-199    >200
                                   BASIS     BASIS    BASIS    BASIS     BASIS    BASIS
                                   POINTS   POINTS    POINTS   POINTS   POINTS    POINTS
                                   ------   -------   ------   ------   -------   ------
              2006
Quarter Ending: 09/30/06.........    1         0        0         4        0        0
Quarter Ending: 06/30/06.........    3         0        0         2        0        0
Quarter Ending: 03/31/06.........    0         0        0         0        0        0
              2005
Quarter Ending: 12/31/05.........    1         0        0         0        0        0
Quarter Ending: 09/30/05.........    0         1        0         2        0        0
Quarter Ending: 06/30/05.........    4         1        0         2        2        0
Quarter Ending: 03/31/05.........    9         1        0         6        0        0
              2004
Quarter Ending: 12/31/04.........    4         1        0         2        0        0
Quarter Ending: 09/30/04.........    3         2        0        10        4        0
Quarter Ending: 06/30/04.........    7         1        0         6        0        1
Quarter Ending: 03/31/04.........    4         1        0         3        1        0
              2003
Quarter Ending: 12/31/03.........    3         0        1         8        2        0
Quarter Ending: 09/30/03.........    3         3        0         7        4        0
Quarter Ending: 06/30/03.........    1         3        1         6        1        1
Quarter Ending: 03/31/03.........    6         4        0         6        6        0


                                             CUMULATIVE TOTAL RETURN                        AVERAGE ANNUAL TOTAL RETURN
                                  ----------------------------------------------   ----------------------------------------------
                                                            MORGAN        DOW                                MORGAN        DOW
                                                           STANLEY       JONES                              STANLEY       JONES
                                  NET ASSET    MARKET     TECHNOLOGY   LARGE CAP   NET ASSET    MARKET     TECHNOLOGY   LARGE CAP
                                    VALUE     VALUE(2)*     INDEX        INDEX       VALUE     VALUE(2)*     INDEX        INDEX
                                  ---------   ---------   ----------   ---------   ---------   ---------   ----------   ---------
One Year ended
 12/31/05.......................     2.85%       2.92%        3.37%       4.62%       2.85%       2.92%        3.37%       4.62%
Since Inception(1)..............   -45.26%     -45.22%      -44.15%     -16.54%     -10.84%     -10.82%      -10.50%      -3.38%


---------------
(1) Total returns are calculated based on the commencement of trading on the AMEX, September 29, 2000.


(2) The market price used to calculate the market return is determined by using the midpoint of the best bid and the best offer on the exchange on which the shares of the Fund are listed for trading. Currently, the market price is calculated based on the best bid and the best offer on the AMEX at 4:00 p.m. However, prior to April 3, 2001, the calculation of the market price was based on the midpoint of the best bid and the best offer at the close of trading on the AMEX, ordinarily 4:15 p.m. In prior published reports the market value return was calculated using the close price on the AMEX.

                      WHERE TO LEARN MORE ABOUT THE FUNDS


     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A Statement of Additional Information (dated October 31, 2006) and the annual and semi-annual reports to shareholders, each of which is with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year. The Statement of Additional information and the financial statements included in the Trust's most recent annual reports to shareholders are incorporated herein by reference (i.e., is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Center, Boston, Massachusetts 02111, by visiting the Funds' website at www.streetTRACKS.com or by calling the following number:


                      Investor Information: 1-866-S-TRACKS


     The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SECs Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.



     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.


            THE TRUST'S INVESTMENT COMPANY ACT NUMBER IS 811-08839.

                          STREETTRACKS(R) SERIES TRUST


                       Supplement Dated October 31, 2006

                      to Prospectus Dated October 31, 2006

The last paragraph under the heading "Additional Risks" on page 61 of the prospectus should be deleted and replaced with the following:

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in
     Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has requested exemptive relief from Section 4(3) of the Securities Act. If the relief is granted, dealers who are not underwriters would be exempt from the prospectus delivery obligations subject to certain terms and conditions which will be set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust.

The second paragraph under the heading "General Information" on page 94 of the prospectus should be deleted and replaced with the following:

     For purposes of the 1940 Act, Shares of the Funds are issued by the Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has requested exemptive relief from Section 12(d)(1). If the relief is granted, registered investment companies will be permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions which will be set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.


Starting on page 100, under the heading "Additional Information Concerning the Funds" the market values for streetTRACKS DJ Total Market ETF, streetTRACKS DJ Wilshire Growth ETF, streetTRACKS DJ Wilshire Large Cap Value ETF, streetTRACKS DJ Wilshire Small Cap Growth ETF, streetTRACKS DJ Wilshire Small Cap Value ETF, streetTRACKS DJ Global

Titans ETF, streetTRACKS DJ Wilshire REIT ETF and streetTRACKS Morgan Stanley Technology ETF should read:



MARKET VALUE TOTAL RETURNS



                        STREETTRACKS
                          DJ TOTAL      STREETTRACKS DJ      STREETTRACKS DJ      STREETTRACKS DJ
                           MARKET      WILSHIRE LARGE CAP   WILSHIRE LARGE CAP   WILSHIRE SMALL CAP
                           ETF(1)        GROWTH ETF(2)         VALUE ETF(2)        GROWTH ETF(2)
                        ------------   ------------------   ------------------   ------------------
CUMULATIVE
1 year................      6.68%              2.79%               5.38%                 8.77%
Since Inception.......      2.68%            -47.22%              20.07%               -17.42%
AVERAGE ANNUAL
1 year................      6.68%              2.79%               5.38%                 8.77%
Since Inception.......      0.51%            -11.45%               3.54%                -3.58%



                        STREETTRACKS DJ                                                     STREETTRACKS
                       WILSHIRE SMALL CAP     STREETTRACKS DJ        STREETTRACKS DJ       MORGAN STANLEY
                          VALUE ETF(2)      GLOBAL TITANS ETF(1)   WILSHIRE REIT ETF(3)   TECHNOLOGY ETF(1)
                       ------------------   --------------------   --------------------   -----------------
CUMULATIVE
1 year...............          5.52%                 3.04%                 13.64%                2.76%
Since Inception......        119.56%               -16.08%                133.86%              -45.32%
AVERAGE ANNUAL
1 year...............          5.52%                 3.04%                 13.64%                2.76%
Since Inception......         16.14%                -3.28%                 19.91%              -10.58%


---------------


(1) Total Returns are calculated based on the commencement of trading on the AMEX, October 10, 2000.



(2) Total Returns are calculated based on the commencement of trading on the AMEX, September 29, 2000.



(3) Total Returns are calculated based on the commencement of trading on the AMEX, April 27, 2001.

                   STREETTRACKS(R) SERIES TRUST (THE "TRUST")


                       STATEMENT OF ADDITIONAL INFORMATION


                             Dated October 31, 2006



This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectuses for each of the Trust's series portfolios listed below dated October 31, 2006 (the "Prospectus"), as it may be revised from time to time:



STREETTRACKS(R) DJ WILSHIRE TOTAL MARKET ETF
STREETTRACKS(R) DJ WILSHIRE LARGE CAP ETF
STREETTRACKS(R) DJ WILSHIRE LARGE CAP GROWTH ETF
STREETTRACKS(R) DJ WILSHIRE LARGE CAP VALUE ETF
STREETTRACKS(R) DJ WILSHIRE MID CAP ETF
STREETTRACKS(R) DJ WILSHIRE MID CAP GROWTH ETF
STREETTRACKS(R) DJ WILSHIRE MID CAP VALUE ETF
STREETTRACKS(R) DJ WILSHIRE SMALL CAP ETF
STREETTRACKS(R) DJ WILSHIRE SMALL CAP GROWTH ETF
STREETTRACKS(R) DJ WILSHIRE SMALL CAP VALUE ETF
STREETTRACKS(R) DJ GLOBAL TITANS ETF
STREETTRACKS(R) DJ WILSHIRE REIT ETF
STREETTRACKS(R) KBW BANK ETF
STREETTRACKS(R) KBW CAPITAL MARKETS ETF
STREETTRACKS(R) KBW INSURANCE ETF
STREETTRACKS(R) MORGAN STANLEY TECHNOLOGY ETF
SPDR(R) DIVIDEND ETF
SPDR(R) AEROSPACE & DEFENSE ETF
SPDR(R) BIOTECH ETF
SPDR(R) BUILDING & CONSTRUCTION ETF
SPDR(R) COMPUTER HARDWARE ETF
SPDR(R) COMPUTER SOFTWARE ETF
SPDR(R) HEALTH CARE EQUIPMENT ETF
SPDR(R) HEALTH CARE SERVICES ETF
SPDR(R) HOMEBUILDERS ETF
SPDR(R) LEISURETIME ETF
SPDR(R) METALS & MINING ETF
SPDR(R) OIL & GAS EQUIPMENT & SERVICES ETF
SPDR(R) OIL & GAS EXPLORATION & PRODUCTION ETF
SPDR(R) OUTSOURCING & IT CONSULTING ETF
SPDR(R) PHARMACEUTICALS ETF
SPDR(R) RETAIL ETF
SPDR(R) SEMICONDUCTOR ETF
SPDR(R) TELECOM ETF
SPDR(R) TRANSPORTATION ETF
STREETTRACKS(R) KBW REGIONAL BANKING(SM) ETF
STREETTRACKS(R) KBW MORTGAGE FINANCE(SM) ETF



Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. Copies of the Prospectuses may be obtained without charge by writing to the Trust's Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Report of Independent Registered Public Accounting Firm, financial highlights, and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2006 the Trust's Semi-Annual Report to Shareholders for the period ended December 31, 2005 are incorporated by reference into this Statement of Additional Information.


TABLE OF CONTENTS


   General Description of the Trust........................................
   Investment Policies and Restrictions....................................
   Special Considerations and Risks........................................
   Exchange Listing and Trading............................................
   Management of the Trust.................................................
   Brokerage Transactions..................................................
   Book Entry Only System..................................................
   Creation and Redemption of Creation Units...............................
   Determination of Net Asset Value........................................
   Dividends and Distributions.............................................
   Taxes...................................................................
   Capital Stock and Shareholder Reports...................................
   Counsel and Independent Registered Public Accounting Firm...............
   Financial Statements....................................................
   Index Descriptions......................................................
   Proxy Voting Polices and Procedures.....................................

                        GENERAL DESCRIPTION OF THE TRUST


The Trust is an open-end management investment company. The Trust currently consists of thirty-seven (37) investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). The shares of each Fund are referred to herein as "Shares." The investment objective of each Fund is to provide investment results that, before expenses, correspond generally to the total return, (or in the case of the SPDR(R) Dividend Fund, the price and yield performance,) of a specified market index (each an "Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund. Information regarding the market capitalization, component securities and industry sectors for each Index is set forth in Appendix A.



Each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit")(1) generally in exchange for a basket of equity securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Shares have been approved for listing and secondary trading on the American Stock Exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of 50,000 Shares.


The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements) although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "CREATION AND REDEMPTION OF CREATION UNITS." In each instance of such cash creations or redemptions, the Trust may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.




INVESTMENT POLICIES AND RESTRICTIONS



DIVERSIFICATION



Each Fund is classified as a non-diversified investment company under the 1940 Act. This means that with each Fund may invest a greater portion of its assets in the securities of a single issuer. The securities of a particular issue may constitute a greater portion of an Index of a Fund and therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse affect on the Fund's performance or subject the Fund's shares to greater price volatility than more diversified investment companies.



Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.



CONCENTRATION



In addition, some of the Funds may concentrate their investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.



----------
(1) Except that under the "Dividend Reinvestment Service" described herein, however, shares may be created in less than a Creation Unit and upon termination of a Fund, shares may be redeemed in less than a Creation Unit.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the U.S. government securities or other assets that are pledged as collateral to each Fund in connection with these loans generate income, securities lending may enable a Fund to earn additional income that may partially offset the expenses of such Fund, and thereby reduce the effect that expenses have on such Fund's ability to provide investment results that substantially correspond to the total return of its respective Index.


Loans of portfolio securities may not exceed 33% of a Fund's total assets. The documentation for these loans provides that a Fund will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. Each Fund will pay fees in connection with the collateral invested in funds which invest exclusively in money market instruments (including money market mutual funds).


Each Fund will comply with the conditions for lending established by the SEC. Although each Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, each Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund bears the risk of loss of any cash collateral that it invests in money market instruments.


State Street Bank and Trust, an affiliate of the Trust, has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. For its services, the lending agent receives a portion of the net investment income, if any, earned on the collateral for the securities loaned.


REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS

In addition to repurchase agreements, other money market instruments in which the Funds may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more, bankers' acceptances, time deposits, U.S. government and U.S. government agency securities, or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Adviser, and which mature within one year from the date of purchase, and investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the 1940 Act.



FOREIGN SECURITIES.



The streetTRACKS DJ Global Titans ETF may purchase publicly traded common stocks of foreign corporations. The Fund's investment in common stock of foreign corporations may also be in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs and GDRs and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the Untied States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.



Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

FUTURES CONTRACTS AND OPTIONS


Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.


Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Index components or a subset of the components. The Exchange currently anticipates that options on the Shares will be listed on the Exchange.

RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by the Commodity Futures Trading Commission ("CFTC") regulations in effect from time to time and in accordance with each Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).


REAL ESTATE INVESTMENT TRUSTS ("REITs") (streetTRACKS(R) DJ Wilshire Total Market ETF, streetTRACKS(R) DJ Wilshire Small Cap ETF, streetTRACKS(R) DJ Wilshire Small Cap Value ETF, streetTRACKS(R) DJ Wilshire Small Cap Growth ETF, streetTRACKS(R) DJ Wilshire Mid Cap ETF, streetTRACKS(R) DJ Wilshire Mid Cap Value ETF, streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF, streetTRACKS(R) DJ Wilshire Large Cap ETF, streetTRACKS(R) DJ Wilshire Large Cap Value ETF, streetTRACKS(R) DJ Wilshire Large Cap Growth ETF and streetTRACKS(R) DJ Wilshire REIT Index ETF; the Funds will invest in REITs only to the extent that their underlying Indexes invest in REITs)



REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.


In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Internal Revenue "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

SWAP AGREEMENTS

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.


SPECIAL CONSIDERATIONS AND RISKS



A discussion of the risks associated with an investment in a Fund is contained in the Prospectus under the heading "PRINCIPAL RISKS." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.


GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.


Although most of the securities in the Indexes are listed on a securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.


FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts, when available, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

CONTINUOUS OFFERING


The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.


For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.


INVESTMENT RESTRICTIONS



The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:



1. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;



2. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant Index for creation of Creation Units);



3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings as set forth above in restriction 2. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);



4. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;



5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;



6. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;



7. Sell securities short;



8. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts; or



9. Change its investment objective.



In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board of Trustees without a shareholder vote. A Fund will not:



1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Fund in accordance with its views; or



2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.



3. Under normal circumstances, invest less than 95% of its total assets in component securities that comprise its relevant benchmark Index. Prior to any change in a Fund's 95% investment policy, such Fund will provide shareholders with 60 days written notice.



If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.


EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING THE FUNDS." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Index or portfolio of securities on which such Fund is based is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST


The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees, one of whom is considered to be an "interested person" (as defined in the 1940 Act) of the Trust.

                              TRUSTEES AND OFFICERS


                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                TERM OF            PRINCIPAL          IN FUND
                                              OFFICE AND         OCCUPATION(S)        COMPLEX            OTHER
       NAME, ADDRESS          POSITION(S)     LENGTH OF           DURING PAST        OVERSEEN        DIRECTORSHIPS
     AND DATE OF BIRTH         WITH FUNDS     TIME SERVED           5 YEARS         BY TRUSTEE      HELD BY TRUSTEE
     -----------------        -----------   --------------   --------------------   ----------   ---------------------
INDEPENDENT TRUSTEES
DAVID M. KELLY                Independent   Unlimited        President and          39           Chicago Stock
c/o streetTRACKS Series       Trustee       Elected:         CEO, NSCC (1983 -                   Exchange
Trust                                       September 2000   February 2000) (a                   (Public Governor/
State Street Financial                                       clearing org.);                     Director);
Center                                                       Vice Chairman,                      Penson Worldwide Inc.
One Lincoln Street                                           DTCC (1999 -                        (Director);
Boston, MA 02111-2900                                        February 2000)(a                    Custodial Trust Co.
10/10/38                                                     depository in US);                  (Director);
                                                             Vice Chairman and                   streetTRACKS Index
                                                             CEO, Government                     Shares Funds
                                                             Securities Clearing                 (Trustee).
                                                             Corp. (1990-February
                                                             2000) (a government
                                                             securities clearing
                                                             company).

FRANK NESVET                  Independent   Unlimited        Chief Executive        39           streetTRACKS
c/o streetTRACKS Series       Trustee,      Elected:         Officer, Libra                      Index Shares Funds,
Trust                         Chairman      September 2000   Group, Inc.                         (Trustee); The
State Street Financial                                       (1998-present)(a                    Massachusetts Health
Center                                                       financial services                  & Education Tax
One Lincoln Street                                           consulting company).                Exempt Trust
Boston, MA 02111-2900                                                                            (Trustee).
9/24/43

HELEN F. PETERS               Independent   Unlimited        Professor of           39           Tradeware Global
c/o streetTRACKS Series       Trustee,      Elected:         Finance, Carroll                    (Director); BJ's
Trust                         Chair of      September 2000   School of                           Wholesale Clubs
State Street Financial        Audit                          Management,                         (Director);
Center                        Committee                      Boston College                      streetTRACKS Index
One Lincoln Street                                           (2003-present);                     Shares Funds
Boston, MA 02111-2900                                        Dean, Boston                        (Trustee).
3/22/48                                                      College (August
                                                             2000-2003).

INTERESTED TRUSTEE
JAMES E. ROSS                 Interested    Unlimited        President, SSgA        48           streetTRACKS Index
SSgA Funds Management, Inc.   Trustee,      Elected          Funds Management,                   Shares Funds and the
State Street Financial        President     President:       Inc.                                Select Sector SPDR
Center                                      May 2005,        (2001-present);                     Trust
One Lincoln Street                          elected          Principal, State                    (Trustee).
Boston, MA 02111                            Trustee:         Street Global
6/24/65                                     November 2005    Advisors
                                                             (March 2000 to
                                                             present).

OFFICERS

MICHAEL P. RILEY              Vice          Unlimited        Principal, State       N/A          N/A
SSgA Funds Management, Inc.   President     Elected:         Street Global
State Street Financial                      February 2005    Advisors
Center                                                       (2005 to
One Lincoln Street                                           present); Assistant
Boston, MA 02111                                             Vice
3/22/69                                                      President, State
                                                             Street Bank and
                                                             Trust Company
                                                             (2000-2004).

GARY L. FRENCH                Treasurer     Unlimited        Senior Vice            N/A          N/A
State Street Bank and                       Elected:         President,
Trust Company                               May 2005         State Street Bank
One Lincoln Street                                           and Trust Company
Boston, MA 02111                                             (2002-present);
07/04/51                                                     Managing Director,
                                                             Deutsche Bank
                                                             (2001-2002).

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                TERM OF            PRINCIPAL          IN FUND
                                              OFFICE AND         OCCUPATION(S)        COMPLEX            OTHER
       NAME, ADDRESS          POSITION(S)     LENGTH OF           DURING PAST        OVERSEEN        DIRECTORSHIPS
     AND DATE OF BIRTH         WITH FUNDS     TIME SERVED           5 YEARS         BY TRUSTEE      HELD BY TRUSTEE
     -----------------        -----------   --------------   --------------------   ----------   ---------------------
MARY MORAN ZEVEN              Secretary     Unlimited        Senior Vice            N/A          N/A
State Street Bank and                       Elected:         President and
Trust Company                               August 2001      Senior Managing
One Lincoln Street                                           Counsel, State
Boston, MA 02111                                             Street Bank and
2/27/61                                                      Trust Company
                                                             (2002-present);
                                                             and Vice President
                                                             and Counsel, State
                                                             Street Bank and
                                                             Trust Company
                                                             (2000-2002).

SCOTT M. ZOLTOWSKI            Assistant     Unlimited        Vice President and     N/A          N/A
State Street Bank and Trust   Secretary     Elected:         Counsel, State
Company                                     November 2004    Street Bank and
One Lincoln Street                                           Trust Company
Boston, MA 02111                                             (2004-present);
1/30/69                                                      Senior Counsel,
                                                             BISYS, Inc.
                                                             (2001-2004).

JOHN W. CLARK                 Assistant     Unlimited        Vice President,        N/A          N/A
State Street Bank and Trust   Treasurer     Elected:         State Street Bank &
Company                                     August 2005      Trust Company (2001
One Lincoln Street                                           - present).
Boston, MA 02111
03/24/67

MATTHEW FLAHERTY              Assistant     Unlimited        Assistant Vice         N/A          N/A
State Street Bank and Trust   Treasurer     Elected:         President, State
Company                                     May 2005         Street Bank and
One Lincoln Street                                           Trust
Boston, MA 02111                                             (1994-present).
2/19/71

CHAD C. HALLETT               Assistant     Unlimited        Assistant Vice       N/A            N/A
State Street Bank and Trust   Treasurer     Elected:         President, State
Company                                     May 2006         Street Bank and
One Lincoln Street                                           Trust Company
Boston, MA  02111                                            (2003-Present);
1/28/69                                                      Assistant Director,
                                                             State Street Bank
                                                             and Trust Company
                                                             (2001-2003).

PETER A. AMBROSINI            Chief         Unlimited        Senior Principal       N/A          N/A
SSgA Funds                    Compliance    Elected:         and Chief
Management, Inc.              Officer       May 2004         Compliance and
State Street Financial                                       Risk Management
Center                                                       Officer, SSgA Funds
One Lincoln Street                                           Management, Inc.
Boston, MA 02111                                             (2001-present).
12/17/43


REMUNERATION OF TRUSTEES AND OFFICERS


No officer, director or employee of the Adviser, its parent or subsidiaries, other than the Chief Compliance Officer, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Independent Trustee an annual fee of $12,000 plus $4,500 per in person meeting attended. An Independent Trustee will receive $500 for each meeting attended via telephone or video conference. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.



The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2006.

                                       PENSION OR                    TOTAL
                                       RETIREMENT                COMPENSATION
                                        BENEFITS     ESTIMATED     FROM THE
                                         ACCRUED      ANNUAL       TRUST AND
                         AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
NAME OF                COMPENSATION     OF TRUST       UPON         PAID TO
INDEPENDENT TRUSTEE   FROM THE TRUST    EXPENSES    RETIREMENT     TRUSTEES
-------------------   --------------   ----------   ----------   ------------
David M. Kelly            $30,000          $0           N/A         $47,400
Frank Nesvet              $30,000          $0           N/A         $47,400
Helen F. Peters           $30,000          $0           N/A         $47,400


STANDING COMMITTEES


Audit Committee. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three times during the fiscal year ended June 30, 2006.



Trustee Committee. The Board of Trustees has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met two times during the fiscal year ended June 30, 2006.



Pricing Committee. The Board of Trustees also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Pricing Committee reports to the Board on a quarterly basis. During the fiscal year ended June 30, 2006, the Pricing and Investment Committee met 27 times.


OWNERSHIP OF FUND SHARES


The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities. The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of September 30, 2006:



                                                    AGGREGATE DOLLAR
                                                     RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                  REGISTERED INVESTMENT
                                                   COMPANIES OVERSEEN
                        DOLLAR RANGE OF EQUITY     BY TRUSTEE IN FAMILY
NAME OF TRUSTEE        SECURITIES IN THE TRUST   OF INVESTMENT COMPANIES
---------------        -----------------------   -----------------------
INDEPENDENT TRUSTEES
David M. Kelly                   None                      None
Frank Nesvet                     None                      None
Helen F. Peters                  None                      None
INTERESTED TRUSTEE
James Ross                       None                      None



As of September 30, 2006, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Sub-Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser, the Sub-Adviser or the Distributor.


CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (NSCC). The basket represents one creation unit of the Funds. The Trust, the Adviser or State Street Bank and Trust Company ("State Street") will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER


SSgA Funds Management, Inc. (the "Adviser") acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation. As of September 30, 2006, the Adviser managed approximately $129 billion in assets. As of September 30, 2006, SSgA managed approximately $1.6 trillion in assets, including approximately $308 billion in equity index funds.


The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.


Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.


A discussion regarding the basis for the Board of Trustees' approval or continuation of the Investment Advisory Agreements regarding certain existing Funds is available in the Trust's Semi-Annual Report to Shareholders dated December 31, 2005.


For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as shown in the following table.


                      FUND                         MANAGEMENT FEE
                      ----                         --------------
streetTRACKS(R) DJ Wilshire Total Market ETF            0.20%
streetTRACKS(R) DJ Wilshire Large Cap ETF               0.20%
streetTRACKS(R) DJ Wilshire Large Cap Growth ETF        0.20%
streetTRACKS(R) DJ Wilshire Large Cap Value ETF         0.20%
streetTRACKS(R) DJ Wilshire Mid Cap ETF                 0.25%
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF          0.25%
streetTRACKS(R) DJ Wilshire Mid Cap Value ETF           0.25%
streetTRACKS(R) DJ Wilshire Small Cap ETF               0.25%
streetTRACKS(R) DJ Wilshire Small Cap Growth ETF        0.25%
streetTRACKS(R) DJ Wilshire Small Cap Value ETF         0.25%
streetTRACKS(R) DJ Global Titans ETF                    0.50%
streetTRACKS(R) DJ Wilshire REIT ETF                    0.25%
streetTRACKS(R) KBW Bank ETF                            0.35%
streetTRACKS(R) KBW Capital Markets ETF                 0.35%
streetTRACKS(R) KBW Insurance ETF                       0.35%
streetTRACKS(R) Morgan Stanley Technology ETF           0.50%
SPDR(R) Dividend ETF                                    0.35%*
SPDR(R) Biotech ETF                                     0.35%
SPDR(R) Homebuilders ETF                                0.35%
SPDR(R) Semiconductor ETF                               0.35%
SPDR(R) Aerospace & Defense ETF                         0.35%
SPDR(R) Building & Construction ETF                     0.35%
SPDR(R) Computer Hardware ETF                           0.35%
SPDR(R) Computer Software ETF                           0.35%
SPDR(R) Health Care Equipment ETF                       0.35%
SPDR(R) Health Care Services ETF                        0.35%
SPDR(R) LeisureTime ETF                                 0.35%
SPDR(R) Metals & Mining ETF                             0.35%
SPDR(R) Oil & Gas Equipment & Services ETF              0.35%
SPDR(R) Oil & Gas Exploration & Production ETF          0.35%
SPDR(R) Outsourcing & IT Consulting ETF                 0.35%
SPDR(R) Pharmaceuticals ETF                             0.35%
SPDR(R) Retail ETF                                      0.35%
SPDR(R) Telecom ETF                                     0.35%
SPDR(R) Transportation ETF                              0.35%
streetTRACKS(R) KBW Regional Banking(SM) ETF            0.35%
streetTRACKS(R) KBW Mortgage Finance(SM) ETF            0.35%



----------
* The Adviser has contractually agreed to waive its advisory fee to the extent necessary to limit total operating expenses of the Fund to 0.30%. Without the expense limitation agreement, the annual advisory fee would be 0.35%.


From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser:


                      FUND                            2006             2005          2004
                      ----                         ----------       ----------     --------
streetTRACKS(R) DJ Wilshire Total Market ETF       $  212,167       $  226,407     $198,353
streetTRACKS(R) DJ Wilshire Large Cap ETF          $   17,154(2)    $      N/A(1)  $    N/A(1)
streetTRACKS(R) DJ Wilshire Large Cap Growth ETF   $  257,752       $  153,314     $ 83,225
streetTRACKS(R) DJ Wilshire Large Cap Value ETF    $  196,138       $  221,327     $171,226
streetTRACKS(R) DJ Wilshire Mid Cap ETF            $   34,136(2)    $      N/A(1)  $    N/A(1)
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF     $   36,953(2)    $      N/A(1)  $    N/A(1)
streetTRACKS(R) DJ Wilshire Mid Cap Value ETF      $   29,064(2)    $      N/A(1)  $    N/A(1)
streetTRACKS(R) DJ Wilshire Small Cap ETF          $   38,393(2)    $      N/A(1)  $    N/A(1)
streetTRACKS(R) DJ Wilshire Small Cap Growth ETF   $  176,083       $  128,693     $108,883
streetTRACKS(R) DJ Wilshire Small Cap Value ETF    $  233,935       $  225,421     $136,899
streetTRACKS(R) DJ Global Titans ETF               $  446,797       $  473,103     $163,505
streetTRACKS(R) DJ Wilshire REIT ETF               $2,192,601       $1,264,166     $941,346
streetTRACKS(R) KBW Bank ETF                       $  190,630(2)    $      N/A(1)  $    N/A(1)
streetTRACKS(R) KBW Capital Markets ETF            $  130,437(2)    $      N/A(1)  $    N/A(1)
streetTRACKS(R) KBW Insurance ETF                  $   95,899(2)    $      N/A(1)  $    N/A(1)
streetTRACKS(R) Morgan Stanley Technology ETF      $  703,022       $  131,151     $136,845
SPDR(R) Dividend ETF                               $  148,698(2)    $      N/A(1)  $    N/A(1)
SPDR(R) Biotech ETF                                $   50,081(3)    $      N/A(1)  $    N/A(1)
SPDR(R) Homebuilders ETF                           $  109,456(3)    $      N/A(1)  $    N/A(1)
SPDR(R) Semiconductor ETF                          $   65,746(3)    $      N/A(1)  $    N/A(1)
SPDR(R) Aerospace & Defense ETF                    $      N/A(1)    $      N/A(1)  $    N/A(1)
SPDR(R) Building & Construction ETF                $      N/A(1)    $      N/A(1)  $    N/A(1)
SPDR(R) Computer Hardware ETF                      $      N/A(1)    $      N/A(1)  $    N/A(1)
SPDR(R) Computer Software ETF                      $      N/A(1)    $      N/A(1)  $    N/A(1)
SPDR(R) Health Care Equipment ETF                  $      N/A(1)    $      N/A(1)  $    N/A(1)
SPDR(R) Health Care Services ETF                   $      N/A(1)    $      N/A(1)  $    N/A(1)
SPDR(R) LeisureTime ETF                            $      N/A(1)    $      N/A(1)  $    N/A(1)
SPDR(R) Metals & Mining ETF                        $    2,403(4)    $      N/A(1)  $    N/A(1)
SPDR(R) Oil & Gas Equipment & Services ETF         $    1,514(4)    $      N/A(1)  $    N/A(1)
SPDR(R) Oil & Gas Exploration & Production ETF     $    1,876(4)    $      N/A(1)  $    N/A(1)
SPDR(R) Outsourcing & IT Consulting ETF            $      N/A(1)    $      N/A(1)  $    N/A(1)
SPDR(R) Pharmaceuticals ETF                        $    1,657(4)    $      N/A(1)  $    N/A(1)
SPDR(R) Retail ETF                                 $    1,971(4)    $      N/A(1)  $    N/A(1)
SPDR(R) Telecom ETF                                $      N/A(1)    $      N/A(1)  $    N/A(1)
SPDR(R) Transportation ETF                         $      N/A(1)    $      N/A(1)  $    N/A(1)
streetTRACKS(R) KBW Regional Banking(SM) ETF       $    3,673(4)    $      N/A(1)  $    N/A(1)
streetTRACKS(R) KBW Mortgage Finance(SM) ETF       $      N/A(1)    $      N/A(1)  $    N/A(1)



----------
(1)  The Fund was not operational.



(2) For the period November 8, 2005, the Fund's inception date, to June 30, 2006. During this period, for the SPDR(R) Dividend ETF, the Adviser waived $23,781 of its fees, thus the Adviser actually received $124,917 for the period.



(3)  For the period January 31, 2006, the Fund's inception date, to June 30,
     2006.



(4)  For the period June 19, 2006, the Fund's inception date, to June 30, 2006.


INVESTMENT SUB-ADVISER - streetTRACKS(R) DJ Wilshire REIT ETF

Pursuant to the Advisory Agreement between the streetTRACKS(R) DJ Wilshire REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the

Adviser, as sub-adviser, to be responsible for the day to day management of the streetTRACKS(R) DJ Wilshire REIT ETF's investments, subject to supervision of the Adviser and the Board of Trustees while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of September 30, 2006, Tuckerman managed approximately $6.4 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook NY 10573.



A discussion regarding the basis for the Board of Trustees' approval or continuation of the Investment Sub-Advisory Agreement is available in the Trust's Semi-Annual Report to Shareholders dated December 31, 2005.



In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0% of average daily net assets up to the first $50 million in net assets and 0.05% thereafter with respect to the streetTRACKS(R) DJ Wilshire REIT ETF. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Tuckerman for its services:



                FUND                     2006       2005       2004
                ----                   --------   --------   -------
streetTRACKS(R) DJ Wilshire REIT ETF   $411,199   $230,069   $83,028


PORTFOLIO MANAGERS


The Adviser, and with respect to the streetTRACKS(R) DJ Wilshire REIT ETF, the Sub-Adviser, each manage the Funds using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts as of June 30, 2006: (excluding the streetTRACKS(R) DJ Wilshire REIT ETF)



              Registered                  Pooled                                             Total
              Investment     Assets     Investment     Assets                  Assets       Assets
 Portfolio      Company      Managed      Vehicle      Managed      Other      Managed      Managed
  Manager      Accounts    (billions)    Accounts    (billions)   Accounts   (billions)   (billions)
 ---------    ----------   ----------   ----------   ----------   --------   ----------   -----------
Lynn Blake        19          26.2          384         256.4        106         84.3        366.9
John Tucker       19          26.2          384         256.4        106         84.3        366.9



The dollar range of equity securities beneficially owned by the portfolio managers listed above as of June 30, 2006.



                  Dollar Range of Equity
              Securities Beneficially Owned
              -----------------------------
Lynn Blake                 None
John Tucker                None



A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser, and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


The compensation of the portfolio managers is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser and Sub-Adviser seek to understand what their competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser and the Sub-Adviser are a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.



streetTRACKS(R) DJ Wilshire REIT ETF The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the streetTRACKS(R) DJ Wilshire REIT ETF and assets under management in those accounts as of June 30, 2006.



                     Registered                  Pooled                                            Total
                     Investment     Assets     Investment     Assets                  Assets       Assets
                       Company      Managed      Vehicle      Managed      Other      Managed     Managed
Portfolio Manager     Accounts    (millions)    Accounts    (millions)   Accounts   (millions)   (millions)
-----------------    ----------   ----------   ----------   ----------   --------   ----------   ----------
Amos J. Rogers III        1           0.2           6           1.6         35          1.5          3.3
Murat Sensoy              1           0.2           6           1.6         35          1.5          3.3



The dollar range of equity securities beneficially owned by the portfolio managers in the streetTRACKS(R) DJ Wilshire REIT ETF as of June 30, 2006 is as follows:

                         Dollar Range of Equity
                     Securities Beneficially Owned
                     -----------------------------
Amos J. Rogers III                None
Murat Sensoy                      None



THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT


State Street serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.


State Street, One Lincoln Street, Boston, Massachusetts 02111, also serves as Custodian for the Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Funds' assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses.


State Street also serves as Transfer Agent of the Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Funds for its out-of-pocket expenses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.


Compensation. As compensation for its services under the Administrative Services Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund of the Trust, as follows: 0.06% on the first $200 million, 0.04% on the next $200 million, and 0.025% thereafter, calculated on a Trust basis (i.e., the first break point will be calculated by multiplying the number of Funds times $200M). For each Fund, after the first year of operations, a $125,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. The Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement.


THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-S-TRACKS. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "CREATION AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Each Fund, except for the Total Market ETF, has adopted a Distribution and Service Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, each Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Fund (as such vote is defined in the 1940
Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board of Trustees to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Fund. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by a Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS


The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.



The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.



The Adviser does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.



The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price..


The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.


The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the fiscal years ended June 30. None of the brokerage commissions paid were paid to affiliated brokers.



                      FUND                           2006         2005           2004
                      ----                         -------     ----------     ----------
streetTRACKS(R) DJ Wilshire Total Market ETF       $ 2,463     $53,955        $ 1,812
streetTRACKS(R) DJ Wilshire Large Cap ETF          $   250     $      N/A(1)  $     N/A(1)

streetTRACKS(R) DJ Wilshire Large Cap Growth ETF   $ 7,622     $ 1,052        $    73
streetTRACKS(R) DJ Wilshire Large Cap Value ETF    $ 3,825     $   686        $ 1,054
streetTRACKS(R) DJ Wilshire Mid Cap ETF            $ 4,925     $   N/A(1)  $      N/A(1)
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF     $ 6,312     $   N/A(1)  $      N/A(1)
streetTRACKS(R) DJ Wilshire Mid Cap Value ETF      $ 5,402     $   N/A(1)  $      N/A(1)
streetTRACKS(R) DJ Wilshire Small Cap ETF          $ 2,733     $   N/A(1)  $      N/A(1)
streetTRACKS(R) DJ Wilshire Small Cap Growth ETF   $16,736     $ 1,030        $   519
streetTRACKS(R) DJ Wilshire Small Cap Value ETF    $14,764     $12,979        $ 3,696
streetTRACKS(R) DJ Global Titans ETF               $ 3,603     $20,139        $ 4,968
streetTRACKS(R) DJ Wilshire REIT ETF               $55,775     $56,308        $43,829
streetTRACKS(R) KBW Bank ETF                       $ 1,064     $   N/A(1)  $      N/A(1)
streetTRACKS(R) KBW Capital Markets ETF            $   221     $   N/A(1)  $      N/A(1)
streetTRACKS(R) KBW Insurance ETF                  $   152     $   N/A(1)  $      N/A(1)
streetTRACKS(R) Morgan Stanley Technology ETF      $ 1,306     $ 3,904        $ 9,163
SPDR(R) Dividend ETF                               $ 1,315     $   N/A(1)  $      N/A(1)
SPDR(R) Biotech ETF                                $ 8,232     $   N/A(1)  $      N/A(1)
SPDR(R) Homebuilders ETF                           $ 5,323     $   N/A(1)  $      N/A(1)
SPDR(R) Semiconductor ETF                          $ 8,332     $   N/A(1)  $      N/A(1)
SPDR(R) Aerospace & Defense ETF                    $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Building & Construction ETF                $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Computer Hardware ETF                      $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Computer Software ETF                      $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Health Care Equipment ETF                  $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Health Care Services ETF                   $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) LeisureTime ETF                            $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Metals & Mining ETF                        $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Oil & Gas Equipment & Services ETF         $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Oil & Gas Exploration & Production ETF     $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Outsourcing & IT Consulting ETF            $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Pharmaceuticals ETF                        $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Retail ETF                                 $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Telecom ETF                                $   N/A(1)  $   N/A(1)  $      N/A(1)
SPDR(R) Transportation ETF                         $   N/A(1)  $   N/A(1)  $      N/A(1)
streetTRACKS(R) KBW Regional Banking(SM) ETF       $   N/A(1)  $   N/A(1)  $      N/A(1)
streetTRACKS(R) KBW Mortgage Finance(SM) ETF       $   N/A(1)  $   N/A(1)  $      N/A(1)



----------
(1)   The Fund was not operational.



Holdings in Shares of Regular Broker-Dealers as of June 30, 2006.



Investment Technology Group    $   233,142
Citigroup Inc                  $19,983,262
Bank of America Corp           $21,931,773
Wachovia Corp                  $ 8,645,627
Merrill Lynch & Co Inc         $ 5,361,456
Morgan Stanley                 $ 6,414,233
Goldman Sachs Group Inc        $ 5,329,284
Lehman Brothers Holdings Inc   $ 3,117,427


Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. See "INVESTMENT POLICIES AND STRATEGIES" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING."

DTC acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Although the Funds do not have information concerning the beneficial ownership of the Funds held in the names of DTC Participants, as of October 6, 2006, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:



                                                                             PERCENTAGE
           FUND                            NAME AND ADDRESS                 OF OWNERSHIP
-------------------------   ---------------------------------------------   ------------
streetTRACKS (R) DJ         National Financial Services Corp.                  25.98%
Wilshire Total Market       200 Liberty Street
ETF                         New York, NY 10281

                            Charles Schwab & Company, Inc.                     13.80%
                            101 Montgomery Street
                            San Francisco, CA 94104

                            American Enterprise Investment Services, Inc.       6.52%
                            2723 AXP Financial Center
                            Minneapolis, MN 55474

                            Merrill Lynch, Pierce Fenner & Smith, Inc.          5.73%
                            4 Corporate Place
                            Piscataway, NJ 08854

                            Merrill Lynch, Pierce Fenner & Smith, Inc.          5.04%
                            101 Hudson Street, 9th Floor
                            Jersey City, NJ 07302

streetTRACKS (R) DJ         KV Execution Services LLC                          53.97%
Wilshire Large Cap ETF      40 Wall Street
                            44th Floor
                            New York, NY 10005

                            Timber Hill, LLC                                   36.85%
                            2 Pickwick Plaza
                            Greenwich, CT 06830

streetTRACKS (R) DJ         Charles Schwab & Company, Inc.                     30.23%
Wilshire Large Cap          101 Montgomery Street
Growth ETF                  San Francisco, CA 94104

                            Morgan Stanley International Ltd.                  24.25%
                            901 South Bond Street, 6th Floor
                            Baltimore, MD 21231

                            National Financial Services Corp.                   6.36%
                            200 Liberty Street
                            New York, NY 10281

                            Linsco/Private Ledger Corp.                         6.32%
                            9785 Towne Centre Drive
                            San Diego, CA 92121-1968

streetTRACKS (R) DJ         National Investor Services Corp.                   14.40%
Wilshire Large Cap          55 Water Street, 32nd Floor
Value ETF                   New York, NY 10041

                            Pershing LLC                                       14.04%
                            One Pershing Plaza
                            Jersey City, NJ 07399

                            National Financial Services Corp.                  11.70%
                            200 Liberty Street
                            New York, NY 10281

                            Charles Schwab & Company, Inc.                     10.23%
                            101 Montgomery Street
                            San Francisco, CA 94104

                            Merrill Lynch, Pierce Fenner & Smith, Inc.          6.66%
                            4 Corporate Place
                            Piscataway, NJ 08854

                            Morgan Stanley Dean Witter, Inc.                    6.62%
                            75 Varick Street
                            New York, NY 11201

streetTRACKS (R) DJ         Goldman Sachs Execution & Clearing                 41.67%
Wilshire Mid Cap ETF
                            120 Broadway, 6th Floor
                            New York, NY 10271

                            Timber Hill LLC                                    25.61%
                            2 Pickwick Plaza
                            Greenwich, CT 06830

                            Merrill Lynch, Pierce Fenner & Smith, Inc.         12.62%
                            4 Corporate Place
                            Piscataway, NJ 08854

                            Charles Schwab & Company, Inc.                      5.23%
                            101 Montgomery Street
                            San Francisco, CA 94104

streetTRACKS (R) DJ         Goldman Sachs Execution & Clearing                 58.90%
Wilshire Mid Cap            120 Broadway, 6th Floor
Growth ETF                  New York, NY 10271

                            Timber Hill LLC                                    15.11%
                            2 Pickwick Plaza
                            Greenwich, CT 06830

                            Linsco/Private Ledger Corp.                        10.16%
                            9785 Towne Centre Drive
                            San Diego, CA 92121-1968

                            Charles Schwab & Company, Inc.                      5.09%
                            101 Montgomery Street
                            San Francisco, CA 94104

streetTRACKS (R) DJ         Timber Hill LLC                                    31.43%
Wilshire Mid Cap Value      2 Pickwick Plaza
ETF                         Greenwich, CT 06830

                            Ameritrade, Inc.                                   20.05%
                            4211 South 102nd Street
                            Omaha, NE 68127

                            National Financial Services Corp.                  14.24%
                            200 Liberty Street
                            New York, NY 10281

                            Charles Schwab & Company, Inc.                     10.78%
                            101 Montgomery Street
                            San Francisco, CA 94104

                            Merrill Lynch, Pierce Fenner & Smith, Inc.          9.36%
                            4 Corporate Place
                            Piscataway, NJ 08854

                            Citigroup Global Markets, Inc.                      7.74%
                            388 Greenwich Street
                            New York, NY 10013

streetTRACKS (R) DJ         National Financial Services Corp.                  41.49%
Wilshire Small Cap ETF      200 Liberty Street
                            New York, NY 10281

                            Timber Hill LLC                                    37.45%
                            2 Pickwick Plaza
                            Greenwich, CT 06830

                            Merrill Lynch, Pierce Fenner & Smith, Inc.         10.81%
                            4 Corporate Place
                            Piscataway, NJ 08854

streetTRACKS (R) DJ         Charles Schwab & Company, Inc.                     36.06%
Wilshire Small Cap          101 Montgomery Street
Growth ETF                  San Francisco, CA 94104

                            National Financial Services Corp.                  10.00%
                            200 Liberty Street
                            New York, NY 10281

                            First Clearing LLC                                  9.03%
                            Riverfront Plaza
                            901 East Byrd Street
                            Richmond, VA 23219

                            National Investor Services Corp.                    5.26%
                            55 Water Street, 32nd Floor
                            New York, NY 10041

streetTRACKS (R) DJ         Charles Schwab & Company, Inc.                     18.14%
Wilshire Small Cap          101 Montgomery Street
Value ETF                   San Francisco, CA 94104

                            National Financial Services Corp.                  16.19%
                            200 Liberty Street
                            New York, NY 10281

                            Pershing LLC                                        6.90%
                            One Pershing Plaza
                            Jersey City, NJ 07399

                            National Investor Services Corp.                    6.40%
                            55 Water Street, 32nd Floor
                            New York, NY 10041

                            First Clearing LLC                                  5.97%
                            Riverfront Plaza
                            901 East Byrd Street
                            Richmond, VA 23219

                            Linsco/Private Ledger Corp.                         5.87%
                            9785 Towne Centre Drive
                            San Diego, CA 92121-1968

streetTRACKS (R) DJ         Lehman Brothers, Inc.                              17.46%
Global Titans ETF           70 Hudson Street
                            Jersey City, NJ 07302

                            Brown Brothers Harriman & Co.                      12.06%
                            525 Washington Blvd.
                            Newport Towers
                            Jersey City, NJ 07310

                            Charles Schwab & Company, Inc.                      8.80%
                            101 Montgomery Street
                            San Francisco, CA 94104

                            National Financial Services Corp.                   8.67%
                            200 Liberty Street
                            New York, NY 10281

                            UBS Financial Services, Inc.                        5.82%
                            1000 Harbor Blvd.
                            Weehawken, NJ 07086-6790

streetTRACKS (R) DJ         Charles Schwab & Company, Inc.                     16.25%
Wilshire REIT ETF           101 Montgomery Street
                            San Francisco, CA 94104

                            State Street Bank & Trust Co.                      13.47%
                            1776 Heritage Drive
                            Global Corporate Action Unit JAB 5NW
                            No. Quincy, MA 02171

                            National Financial Services Corp.                  10.98%
                            200 Liberty Street
                            New York, NY 10281

                            Pershing LLC                                        6.24%
                            One Pershing Plaza
                            Jersey City, NJ 07399

streetTRACKS (R) KBW        Goldman, Sachs & Co.                               33.45%
Bank ETF                    180 Maiden Lane
                            New York, NY 10038

                            Lehman Brothers, Inc.                              15.41%
                            70 Hudson Street
                            Jersey City, NJ 07302

                            Morgan Stanley & Co., Inc.                         12.02%
                            1 Pierrepont Plaza, 5th Floor
                            Brooklyn, NY 11201-2766

                            National Financial Services Corp.                   7.32%
                            200 Liberty Street
                            New York, NY 10281

streetTRACKS (R) KBW        First Clearing LLC                                 15.78%
Capital Markets ETF         Riverfront Plaza
                            901 East Byrd Street
                            Richmond, VA 23219

                            Morgan Stanley & Co., Inc.                         14.60%
                            1 Pierrepont Plaza, 5th Floor
                            Brooklyn, NY 11201-2766

                            Goldman, Sachs & Co.                               11.60%
                            180 Maiden Lane
                            New York, NY 10038

                            Charles Schwab & Company, Inc.                     11.45%
                            101 Montgomery Street
                            San Francisco, CA 94104

                            National Financial Services Corp.                   6.85%
                            200 Liberty Street
                            New York, NY 10281

                            Merrill Lynch, Pierce Fenner & Smith, Inc.          6.83%
                            4 Corporate Place
                            Piscataway, NJ 08854

                            Timber Hill LLC                                     5.31%
                            2 Pickwick Plaza
                            Greenwich, CT 06830

streetTRACKS (R) KBW        Goldman, Sachs & Co.                               51.15%
Insurance ETF               180 Maiden Lane
                            New York, NY 10038

                            Banc of America Securities, LLC                    12.32%
                            100 West 33rd Street, 9th Floor
                            New York, NY 10001

                            Goldman Sachs Execution & Clearing                 11.38%
                            120 Broadway, 6th Floor
                            New York, NY 10271

streetTRACKS (R) Morgan     First Clearing LLC                                 34.91%
Stanley Technology ETF      Riverfront Plaza
                            901 East Byrd Street
                            Richmond, VA 23219

                            M&I Marshall & Ilsley Bank                          6.74%
                            1000 North Water Street
                            Milwaukee, WI 53202

                            Morgan Stanley Dean Witter, Inc.                    6.53%
                            75 Varick Street
                            New York, NY 11201

                            Charles Schwab & Company, Inc.                      6.16%
                            101 Montgomery Street
                            San Francisco, CA 94104

                            Bank of America Securities, LLC                     5.81%
                            100 West 33rd Street, 9th Floor
                            New York, NY 10001

SPDR (R) Dividend ETF       Charles Schwab & Company, Inc.                     15.51%
                            101 Montgomery Street
                            San Francisco, CA 94104

                            First Clearing LLC                                 12.45%
                            Riverfront Plaza
                            901 East Byrd Street
                            Richmond, VA 23219

                            National Financial Services Corp.                  12.44%
                            200 Liberty Street
                            New York, NY 10281

                            Merrill Lynch, Pierce Fenner & Smith, Inc.          5.23%
                            4 Corporate Place
                            Piscataway, NJ 08854

SPDR (R) Biotech ETF        Citigroup Global Markets, Inc.                     24.67%
                            388 Greenwich Street
                            New York, NY 10013

                            Banc of America Securities, LLC                    11.87%
                            100 West 33rd Street, 9th Floor
                            New York, NY 10001

                            Charles Schwab & Company, Inc.                     11.67%
                            101 Montgomery Street
                            San Francisco, CA 94104

                            Timber Hill, LLC                                    8.86%
                            2 Pickwick Plaza
                            Greenwich, CT 06830

                            UBS Financial Services, Inc.                        5.61%
                            1000 Harbor Blvd.
                            Weehawken, NJ 07086-6790

                            Goldman, Sachs & Co.                                5.49%
                            180 Maiden Lane
                            New York, NY 10038

SPDR (R) Homebuilders ETF   Brown Brothers Harriman & Co.                      31.17%
                            525 Washington Blvd.
                            Newport Towers
                            Jersey City, NJ 07310

                            Morgan Stanley & Co., Inc.                         14.51%
                            1 Pierrepont Plaza, 5th Floor
                            Brooklyn, NY 11201-2766

                            State Street Bank & Trust Co.                       5.92%
                            1776 Heritage Drive
                            Global Corporate Action Unit JAB 5NW
                            No. Quincy, MA 02171

SPDR Metals & Mining ETF    Merrill Lynch, Pierce Fenner & Smith, Inc.         43.21%
                            101 Hudson Street, 9th Floor
                            Jersey City, NJ 07302

                            Timber Hill, LLC                                   27.71%
                            2 Pickwick Plaza
                            Greenwich, CT 06830

                            Goldman, Sachs & Co.                                7.96%
                            180 Maiden Lane
                            New York, NY 10038

                            National Financial Services Corp.                   6.49%
                            200 Liberty Street
                            New York, NY 10281

SPDR Oil & Gas              Merrill Lynch, Pierce Fenner & Smith, Inc.         41.50%
Equipment & Services        4 Corporate Place
ETF                         Piscataway, NJ 08854

                            Timber Hill, LLC                                   16.71%
                            2 Pickwick Plaza
                            Greenwich, CT 06830

                            Swiss American Securities, Inc.                    15.41%
                            12 East 49th Street
                            New York, NY 10017

SPDR Oil & Gas              Merrill Lynch, Pierce Fenner & Smith, Inc.         53.41%
Exploration &               101 Hudson Street, 9th Floor
Production ETF              Jersey City, NJ 07302

                            Lehman Brothers, Inc.                              26.32%
                            70 Hudson Street
                            Jersey City, NJ 07302

SPDR Pharmaceuticals ETF    Citigroup Global Markets, Inc.                     74.37%
                            388 Greenwich Street
                            New York, NY 10013

                            Morgan Stanley Dean Witter, Inc.                    6.59%
                            75 Varick Street
                            New York, NY 11201

                            Ameritrade, Inc.                                    6.53%
                            4211 South 102nd Street
                            Omaha, NE 68127

SPDR Retail ETF             Banc of America Securities, LLC                    26.27%
                            100 West 33rd Street, 9th Floor
                            New York, NY 10005

                            Morgan Stanley & Co., Inc.                         20.69%
                            1 Pierrepont Plaza, 5th Floor
                            Brooklyn, NY 11201-2766

                            Goldman, Sachs & Co.                               12.42%
                            180 Maiden Lane
                            New York, NY 10038

                            Merrill Lynch, Pierce Fenner & Smith, Inc.         11.24%
                            101 Hudson Street, 9th Floor
                            Jersey City, NJ 07302

                            Timber Hill, LLC                                    6.82%
                            2 Pickwick Plaza
                            Greenwich, CT 06830

SPDR (R) Semiconductor      Citigroup Global Markets, Inc.                     22.80%
ETF                         388 Greenwich Street
                            New York, NY 10013

                            Banc of America Securities, LLC                    20.91%
                            100 West 33rd Street, 9th Floor
                            New York, NY 10001

                            Merrill Lynch, Pierce Fenner & Smith, Inc.         18.31%
                            101 Hudson Street, 9th Floor
                            Jersey City, NJ 07302

                            Goldman, Sachs & Co.                               13.19%
                            180 Maiden Lane
                            New York, NY 10038

                            Lehman Brothers, Inc.                               5.77%
                            70 Hudson Street
                            Jersey City, NJ 07302

streetTRACKS KBW            Merrill Lynch Professional Clearing                 5.27%
Regional Banking ETF        440 South LaSalle Street
                            Suite 3400
                            Chicago, IL 60605


CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT


The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a portfolio sampling representation, of the stocks included in the relevant Fund's Index and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Component, which in the case of the SPDR(R) Dividend ETF includes a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities. The "Dividend Equivalent Payment" enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities.


The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Share of each Fund.

PROCEDURES FOR CREATION OF CREATION UNITS

To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Shares of Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Funds must be placed for one or more Creation Unit size aggregations of Shares (50,000 in the case of each Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time)("Closing Time"), or one hour prior to closing time in the case of custom orders, in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the net asset value of Shares of each Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of Funds shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC

Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Funds in Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., New York time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units of Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current net asset value of the Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units of Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time, New York time, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., New York time, the following Business Day. If the order is not placed in proper form by Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE

To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, described below, regardless of the number of creations made each day. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. From time to time, the Adviser may waive all or a portion of its fees.


                                                                  OUTSIDE THE
                                                   TRANSACTION      CLEARING
                      FUND                             FEE          PROCESS
                      ----                         -----------   -------------
streetTRACKS(R) DJ Wilshire Total Market ETF          $4,500     Up to $18,000
streetTRACKS(R) DJ Wilshire Large Cap ETF             $4,000     Up to $16,000
streetTRACKS(R) DJ Wilshire Large Cap Growth ETF      $1,000     Up to $ 4,000
streetTRACKS(R) DJ Wilshire Large Cap Value ETF       $1,000     Up to $ 4,000
streetTRACKS(R) DJ Wilshire Mid Cap ETF               $2,500     Up to $10,000
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF        $1,250     Up to $ 5,000
streetTRACKS(R) DJ Wilshire Mid Cap Value ETF         $1,250     Up to $ 5,000
streetTRACKS(R) DJ Wilshire Small Cap ETF             $5,000     Up to $20,000
streetTRACKS(R) DJ Wilshire Small Cap Growth ETF      $1,500     Up to $ 6,000
streetTRACKS(R) DJ Wilshire Small Cap Value ETF       $1,500     Up to $ 6,000

streetTRACKS(R) DJ Global Titans ETF                  $1,000     Up to $ 4,000
streetTRACKS(R) DJ Wilshire REIT ETF                  $1,000     Up to $ 4,000
streetTRACKS(R) KBW Bank ETF                          $  250     Up to $ 1,000
streetTRACKS(R) KBW Capital Markets ETF               $  250     Up to $ 1,000
streetTRACKS(R) KBW Insurance ETF                     $  250     Up to $ 1,000
streetTRACKS(R) Morgan Stanley Technology ETF         $  500     Up to $ 2,000
SPDR(R) Dividend ETF                                  $  250     Up to $ 1,000
SPDR(R) Biotech ETF                                   $  250     Up to $ 1,000
SPDR(R) Homebuilders ETF                              $  250     Up to $ 1,000
SPDR(R) Semiconductor ETF                             $  250     Up to $ 1,000
SPDR(R) Aerospace & Defense ETF                       $  250     Up to $ 1,000
SPDR(R) Building & Construction ETF                   $  250     Up to $ 1,000
SPDR(R) Computer Hardware ETF                         $  250     Up to $ 1,000
SPDR(R) Computer Software ETF                         $  250     Up to $ 1,000
SPDR(R) Health Care Equipment ETF                     $  250     Up to $ 1,000
SPDR(R) Health Care Services ETF                      $  250     Up to $ 1,000
SPDR(R) LeisureTime ETF                               $  250     Up to $ 1,000
SPDR(R) Metals & Mining ETF                           $  250     Up to $ 1,000
SPDR(R) Oil & Gas Equipment & Services ETF            $  250     Up to $ 1,000
SPDR(R) Oil & Gas Exploration & Production ETF        $  250     Up to $ 1,000
SPDR(R) Outsourcing & IT Consulting ETF               $  250     Up to $ 1,000
SPDR(R) Pharmaceuticals ETF                           $  250     Up to $ 1,000
SPDR(R) Retail ETF                                    $  250     Up to $ 1,000
SPDR(R) Telecom ETF                                   $  250     Up to $ 1,000
SPDR(R) Transportation ETF                            $  250     Up to $ 1,000
streetTRACKS(R) KBW Regional Banking(SM) ETF          $  250     Up to $ 1,000
streetTRACKS(R) KBW Mortgage Finance(SM) ETF          $  250     Up to $ 1,000


REDEMPTION

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.


As of June 30, 2006, the value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit for each Fund was as follows:



streetTRACKS(R) DJ Wilshire Total Market ETF       $4,591,000
streetTRACKS(R) DJ Wilshire Large Cap ETF          $2,908,500
streetTRACKS(R) DJ Wilshire Large Cap Growth ETF   $2,452,500
streetTRACKS(R) DJ Wilshire Large Cap Value ETF    $3,657,500
streetTRACKS(R) DJ Wilshire Mid Cap ETF            $2,658,000
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF     $2,911,000
streetTRACKS(R) DJ Wilshire Mid Cap Value ETF      $2,731,500
streetTRACKS(R) DJ Wilshire Small Cap ETF          $2,901,500
streetTRACKS(R) DJ Wilshire Small Cap Growth ETF   $4,355,500
streetTRACKS(R) DJ Wilshire Small Cap Value ETF    $3,267,500
streetTRACKS(R) DJ Global Titans ETF               $3,349,000
streetTRACKS(R) DJ Wilshire REIT ETF               $3,799,000
streetTRACKS(R) KBW Bank ETF                       $2,686,500
streetTRACKS(R) KBW Capital Markets ETF            $2,809,000
streetTRACKS(R) KBW Insurance ETF                  $2,561,000
streetTRACKS(R) Morgan Stanley Technology ETF      $2,455,500
SPDR(R) Dividend ETF                               $2,785,000
SPDR(R) Biotech ETF                                $2,295,000

SPDR(R) Homebuilders ETF                           $1,693,000
SPDR(R) Semiconductor ETF                          $2,364,500
SPDR(R) Aerospace & Defense ETF (1)                        NA
SPDR(R) Building & Construction ETF (1)                    NA
SPDR(R) Computer Hardware ETF (1)                          NA
SPDR(R) Computer Software ETF (1)                          NA
SPDR(R) Health Care Equipment ETF(1)                       NA
SPDR(R) Health Care Services ETF (1)                       NA
SPDR(R) LeisureTime ETF (1)                                NA
SPDR(R) Metals & Mining ETF                        $2,504,000
SPDR(R) Oil & Gas Equipment & Services ETF         $1,553,500
SPDR(R) Oil & Gas Exploration & Production ETF     $1,956,000
SPDR(R) Outsourcing & IT Consulting ETF (1)                NA
SPDR(R) Pharmaceuticals ETF                        $1,594,000
SPDR(R) Retail ETF                                 $1,880,500
SPDR(R) Telecom ETF (1)                                    NA
SPDR(R) Transportation ETF (1)                             NA
streetTRACKS(R) KBW Regional Banking(SM) ETF       $2,416,500
streetTRACKS(R) KBW Mortgage Finance(SM) ETF (1)           NA



----------
(1)  As of June 30, 2006, the Fund was not operational.


With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 am, New York time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "REDEMPTION TRANSACTION FEE". In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE

A redemption transaction fee, described below, is paid to offset transfer and other transaction costs that may be incurred in connection with the redemption of Creation Units. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge of up to three (3) times the fixed transaction fee may be charged with respect to transactions effected outside the Clearing Process. From time to time, the Adviser may waive all or a portion of its fees.


                                                                OUTSIDE THE
                                                 TRANSACTION      CLEARING
                      FUND                           FEE          PROCESS
                      ----                       -----------   -------------
streetTRACKS(R) DJ Wilshire Total Market ETF        $4,500     Up to $18,000
streetTRACKS(R) DJ Wilshire Large Cap ETF           $4,000     Up to $16,000
streetTRACKS(R) DJ Large Cap Growth ETF             $1,000     Up to $ 4,000
streetTRACKS(R) DJ Large Cap Value ETF              $1,000     Up to $ 4,000
streetTRACKS(R) DJ Wilshire Mid Cap ETF             $2,500     Up to $10,000
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF      $1,250     Up to $ 5,000
streetTRACKS(R) DJ Wilshire Mid Cap Value ETF       $1,250     Up to $ 5,000
streetTRACKS(R) DJ Wilshire Small Cap ETF           $5,000     Up to $20,000
streetTRACKS(R) DJ Small Cap Growth ETF             $1,500     Up to $ 6,000
streetTRACKS(R) DJ Small Cap Value ETF              $1,500     Up to $ 6,000

streetTRACKS(R) DJ Global Titans ETF                $1,000     Up to $ 4,000
streetTRACKS(R) DJ Wilshire REIT ETF                $1,000     Up to $ 4,000
streetTRACKS(R) KBW Bank ETF                        $  250     Up to $ 1,000
streetTRACKS(R) KBW Capital Markets ETF             $  250     Up to $ 1,000
streetTRACKS(R) KBW Insurance ETF                   $  250     Up to $ 1,000
streetTRACKS(R) Morgan Stanley Technology ETF       $  500     Up to $ 2,000
SPDR(R) Dividend ETF                                $  250     Up to $ 1,000
SPDR(R) Biotech ETF                                 $  250     Up to $ 1,000
SPDR(R) Homebuilders ETF                            $  250     Up to $ 1,000
SPDR(R) Semiconductor ETF                           $  250     Up to $ 1,000
SPDR(R) Aerospace & Defense ETF                     $  250     Up to $ 1,000
SPDR(R) Building & Construction ETF                 $  250     Up to $ 1,000
SPDR(R) Computer Hardware ETF                       $  250     Up to $ 1,000
SPDR(R) Computer Software ETF                       $  250     Up to $ 1,000
SPDR(R) Health Care Equipment ETF                   $  250     Up to $ 1,000
SPDR(R) Health Care Services ETF                    $  250     Up to $ 1,000
SPDR(R) LeisureTime ETF                             $  250     Up to $ 1,000
SPDR(R) Metals & Mining ETF                         $  250     Up to $ 1,000
SPDR(R) Outsourcing & IT Consulting ETF             $  250     Up to $ 1,000
SPDR(R) Oil & Gas Equipment & Services ETF          $  250     Up to $ 1,000
SPDR(R) Oil & Gas Exploration & Production ETF      $  250     Up to $ 1,000
SPDR(R) Pharmaceuticals ETF                         $  250     Up to $ 1,000
SPDR(R) Retail ETF                                  $  250     Up to $ 1,000
SPDR(R) Telecom ETF                                 $  250     Up to $ 1,000
SPDR(R) Transportation ETF                          $  250     Up to $ 1,000
streetTRACKS(R) KBW Regional Banking(SM) ETF        $  250     Up to $ 1,000
streetTRACKS(R) KBW Mortgage Finance(SM) ETF        $  250     Up to $ 1,000


The Funds, subject to approval by the Board of Trustees, may adjust the fee from time to time based upon actual experience. An additional charge for cash redemptions or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than Closing Time, New York time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

Orders to redeem Creation Units of Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units of Funds outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., New York time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of Funds and the cash redemption amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., respectively, New York time, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "DETERMINATION OF NET ASSET VALUE" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the Transmittal Date, and the requisite number of Shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the Transmittal Date but either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the Shares of the relevant Funds are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares' net asset value is not reasonably practicable; or
(4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DETERMINATION OF NET ASSET VALUE."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time) on each day that such exchange is open.

In computing a Fund's net asset value per Share, the Fund's securities holdings, except for those traded on the NASDAQ, are valued based on the last sale price. Securities traded on the NASDAQ are valued at the NASDAQ Official Close Price. Securities regularly traded in an over-the-counter market are valued at the last sale price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Trust's Pricing Committee in accordance with procedures adopted by the Board.


The procedures require the Pricing Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing Committee will consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.


DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are declared and paid quarterly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE


Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.


TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."


Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.


Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "CREATION AND REDEMPTION OF CREATION UNITS."

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. Under the provisions of the Jobs Growth Tax Relief Reconciliation Act of 2003, some ordinary dividends paid to individual shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.



In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2010.



Gain or loss on the sale or redemption of Shares in each Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including

Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.


A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax. As part of the American Jobs Creation Act of 2004 a RIC may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A RIC may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.


REPORTABLE TRANSACTIONS



Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


CAPITAL STOCK AND SHAREHOLDER REPORTS


The Trust currently is comprised of thirty-seven Funds. Each Fund issues shares of beneficial interest, par value $.01 per Share. The Board of Trustees may designate additional Funds.


Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent registered public accounting firm of the Trust.


FINANCIAL STATEMENTS

The Report of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, financial highlights, and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2006 and the Trust's unaudited Semi-Annual Report to Shareholders for the period ended December 31, 2005, each on Form N-CSR under the Investment Company Act, are incorporated by reference into this Statement of Additional Information.

APPENDIX A - INDEX DESCRIPTIONS





DOW JONES WILSHIRE 5000 COMPOSITE INDEX


Provided below is additional information regarding the Dow Jones Wilshire 5000 Composite Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $14,723,832,608,978



10 Largest Components by Market Capitalization (as of 6/30/06)



                                 Market
   Company Name            Capitalization ($)   Market Weight
   ------------            ------------------   -------------
 1 Exxon Mobil Corp.         374,623,499,489        2.54%
 2 General Electric Co.      342,731,198,080        2.33%
 3 Citigroup Inc.            239,812,689,333        1.63%
 4 Bank of America Corp.     219,504,462,891        1.49%
 5 Microsoft Corp.           211,399,731,244        1.44%
 6 Procter & Gamble Co.      182,874,513,998        1.24%
 7 Johnson & Johnson         178,174,790,634        1.21%
 8 Pfizer Inc.               171,973,829,664        1.17%
 9 Altria Group Inc.         152,070,084,591        1.03%
10 JPMorgan Chase & Co.      145,931,248,344        0.99%




10 Largest Industries (% Index Weight) (as of 6/30/06)



                                         Market
   Subgroups                       Capitalization ($)   Market Weight
   ---------                       ------------------   -------------
 1 Banks                           1,431,494,721,503       9.72%
 2 Pharmaceuticals                   784,103,811,083       5.33%
 3 Integrated Oil & Gas              669,107,031,573       4.54%
 4 Diversified Industrials           549,943,153,357       3.74%
 5 Software                          447,389,123,503       3.04%
 6 Semiconductors                    429,848,772,201       2.92%
 7 Broadcasting & Entertainment      397,409,116,809       2.70%
 8 Telecommunications Equipment      383,488,548,553       2.60%
 9 Electricity                       375,669,572,697       2.55%
10 Real Estate Investment Trusts     360,107,668,261       2.45%



DOW JONES WILSHIRE LARGE CAP INDEX


Provided below is additional information regarding the Dow Jones Wilshire Large Cap Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $12,629,305,576,234



10 Largest Components by Market Capitalization (as of 6/30/06)

                                    Market
   Company Name                Capitalization ($)   Market Weight
   ------------                ------------------   -------------
 1 Exxon Mobil Corp.             374,623,499,489        2.97%
 2 General Electric Co.          342,731,198,080        2.71%
 3 Procter & Gamble Co.          182,874,513,998        1.45%
 4 Chevron Corp.                 139,825,492,674        1.11%
 5 ConocoPhillips                100,990,781,187        0.80%
 6 PepsiCo Inc.                   99,726,440,000        0.79%
 7 Coca-Cola Co.                  94,112,572,469        0.75%
 8 Schlumberger Ltd.              76,776,599,400        0.61%
 9 Boeing Co.                     65,493,515,890        0.52%
10 United Technologies Corp.      64,109,248,560        0.51%



10 Largest Industries (% Index Weight) (as of 6/30/06)



                                        Market
   Subgroups                       Capitalization ($)   Market Weight
   ---------                       ------------------   -------------
 1 Banks                            1,261,843,054,178       9.99%
 2 Pharmaceuticals                    754,222,772,838       5.97%
 3 Integrated Oil & Gas               669,107,031,573       5.30%
 4 Diversified Industrials            536,994,869,041       4.25%
 5 Broadcasting & Entertainment       383,819,973,351       3.04%
 6 Software                           374,095,525,240       2.96%
 7 Semiconductors                     359,395,212,094       2.85%
 8 Electricity                        346,837,158,801       2.75%
 9 Telecommunications Equipment       335,901,146,292       2.66%
10 Fixed Line Telecommunications      312,083,899,443       2.47%



DOW JONES WILSHIRE LARGE CAP GROWTH INDEX


Provided below is additional information regarding the Dow Jones Wilshire Large Cap Growth Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $6,036,254,223,512



10 Largest Components by Market Capitalization (as of 6/30/06)



                                                Market
   Company Name                            Capitalization ($)   Market Weight
   ------------                            ------------------   -------------
 1 Microsoft Corp.                           211,399,731,244        3.50%
 2 Procter & Gamble Co.                      182,874,513,998        3.03%
 3 Johnson & Johnson                         178,174,790,634        2.95%
 4 Cisco Systems Inc.                        120,120,440,276        1.99%
 5 International Business Machines Corp.     119,101,343,900        1.97%
 6 PepsiCo Inc.                               99,726,440,000        1.65%
 7 Berkshire Hathaway Inc.                    94,549,754,933        1.57%
 8 Google Inc.                                85,787,654,963        1.42%
 9 Amgen Inc.                                 76,920,259,680        1.27%
10 Schlumberger Ltd.                          76,776,599,400        1.27%

10 Largest Industries (% Index Weight) (as of 6/30/06)



                                        Market
   Subgroups                      Capitalization ($)   Market Weight
   ---------                      ------------------   -------------
 1 Pharmaceuticals                  330,911,434,637        5.48%
 2 Broadcasting & Entertainment     303,550,242,596        5.03%
 3 Oil Equipment & Services         290,814,235,870        4.82%
 4 Software                         286,234,291,644        4.74%
 5 Health Care Providers            268,852,143,391        4.45%
 6 Telecommunications Equipment     263,937,710,946        4.37%
 7 Broadline Retailers              219,703,987,565        3.64%
 8 Biotechnology                    218,265,948,698        3.62%
 9 Semiconductors                   208,082,307,935        3.45%
10 Exploration & Production         197,510,210,440        3.27%



DOW JONES WILSHIRE LARGE CAP VALUE INDEX


Provided below is additional information regarding the Dow Jones Wilshire Large Cap Value Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS


Aggregate Market Capitalization (6/30/06) $6,593,051,352,722



10 Largest Components by Market Capitalization (as of 6/30/06)



                                            Market
   Company Name                        Capitalization ($)   Market Weight
   ------------                        ------------------   -------------
 1 Exxon Mobil Corp.                     374,623,499,489        5.68%
 2 General Electric Co.                  342,731,198,080        5.20%
 3 Citigroup Inc.                        239,812,689,333        3.64%
 4 Bank of America Corp.                 219,504,462,891        3.33%
 5 Pfizer Inc.                           171,973,829,664        2.61%
 6 American International Group Inc.     153,456,955,150        2.33%
 7 Altria Group Inc.                     152,070,084,591        2.31%
 8 JPMorgan Chase & Co.                  145,931,248,344        2.21%
 9 Chevron Corp.                         139,825,492,674        2.12%
10 Wells Fargo & Co.                     112,174,127,520        1.70%



10 Largest Industries (% Index Weight) (as of 6/30/06)



                                             Market
   Subgroups                           Capitalization ($)   Market Weight
   ---------                           ------------------   -------------
 1  Banks                               1,170,467,480,681       17.75%
 2  Integrated Oil & Gas                  659,224,597,923       10.00%
 3  Diversified Industrials               471,940,275,668        7.16%
 4  Pharmaceuticals                       423,311,338,201        6.42%
 5  Electricity                           334,734,211,326        5.08%
 6  Fixed Line Telecommunications         299,360,727,040        4.54%
 7  Investment Services                   253,395,818,639        3.84%
 8  Property & Casualty Insurance         182,922,014,006        2.77%
 9  Tobacco                               169,239,341,219        2.57%
10  Real Estate Investment Trusts         164,317,299,614        2.49%

DOW JONES WILSHIRE MID CAP INDEX


Provided below is additional information regarding the Dow Jones Wilshire Mid Cap Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06)   $1,565,446,845,568



10 Largest Components by Market Capitalization (as of 6/30/06)



                                      Market
   Company Name                  Capitalization ($)   Market Weight
   ------------                  ------------------   -------------
 1 Consol Energy Inc.               8,576,545,884         0.55%
 2 NII Holdings Inc.                7,696,975,138         0.49%
 3 Citrix Systems Inc.              7,311,460,860         0.47%
 4 Lam Research Corp.               6,556,299,225         0.42%
 5 Joy Global Inc.                  6,390,232,168         0.41%
 6 Newfield Exploration Co.         6,289,539,712         0.40%
 7 Glamis Gold Ltd.                 6,244,337,332         0.40%
 8 Supervalu Inc.                   6,197,841,594         0.40%
 9 Allegheny Technologies Inc.      6,153,817,786         0.39%
10 W.R. Berkley Corp.               6,092,126,339         0.39%



10 Largest Industries (% Index Weight) (as of 6/30/06)



                                         Market
   Subgroups                       Capitalization ($)   Market Weight
   ---------                       ------------------   -------------
 1 Real Estate Investment Trusts     107,208,210,453        6.85%
 2 Banks                              68,111,323,682        4.35%
 3 Property & Casualty Insurance      51,725,756,896        3.30%
 4 Exploration & Production           50,178,579,435        3.21%
 5 Health Care Providers              47,196,246,542        3.01%
 6 Medical Equipment                  45,919,251,745        2.93%
 7 Specialty Retailers                45,239,174,674        2.89%
 8 Software                           44,656,309,434        2.85%
 9 Semiconductors                     43,623,321,072        2.79%
10 Electricity                        42,134,607,984        2.69%



DOW JONES WILSHIRE MID CAP GROWTH INDEX


Provided below is additional information regarding the Dow Jones Wilshire Mid Cap Growth Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $818,754,453,634



10 Largest Components by Market Capitalization (as of 6/30/06)

                                         Market
   Company Name                    Capitalization ($)   Market Weight
   ------------                    ------------------   -------------
 1 Consol Energy Inc.                 8,576,545,884         1.05%
 2 NII Holdings Inc.                  7,696,975,138         0.94%
 3 Citrix Systems Inc.                7,311,460,860         0.89%
 4 Lam Research Corp.                 6,556,299,225         0.80%
 5 Joy Global Inc.                    6,390,232,168         0.78%
 6 Newfield Exploration Co.           6,289,539,712         0.77%
 7 Glamis Gold Ltd.                   6,244,337,332         0.76%
 8 W.R. Berkley Corp.                 6,092,126,339         0.74%
 9 Arch Coal Inc.                     6,066,061,378         0.74%
10 Pioneer Natural Resources Co.      5,965,127,005         0.73%



10 Largest Industries (% Index Weight) (as of 6/30/06)



                                    Market
   Subgroups                  Capitalization ($)   Market Weight
   ---------                  ------------------   -------------
 1 Exploration & Production     45,047,270,967         5.50%
 2 Health Care Providers        43,927,359,065         5.37%
 3 Oil Equipment & Services     38,747,869,773         4.73%
 4 Specialty Retailers          34,690,640,006         4.24%
 5 Medical Equipment            33,680,778,478         4.11%
 6 Semiconductors               32,446,757,215         3.96%
 7 Biotechnology                28,555,065,325         3.49%
 8 Software                     27,418,743,472         3.35%
 9 Apparel Retailers            26,397,613,034         3.22%
10 Medical Supplies             25,683,854,428         3.14%



DOW JONES WILSHIRE MID CAP VALUE INDEX


Provided below is additional information regarding the Dow Jones Wilshire Mid Cap Value Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $746,692,391,934



10 Largest Components by Market Capitalization (as of 6/30/06)



                                                 Market
   Company Name                             Capitalization ($)   Market Weight
   ------------                             ------------------   -------------
 1 Supervalu Inc.                              6,197,841,594         0.83%
 2 Allegheny Technologies Inc.                 6,153,817,786         0.82%
 3 Allegheny Energy Inc.                       6,008,117,433         0.80%
 4 Applied Biosystems Group-Applera Corp.      5,928,836,648         0.79%
 5 NiSource Inc.                               5,910,450,000         0.79%
 6 Cummins Inc.                                5,677,045,500         0.76%
 7 Tellabs Inc.                                5,467,497,107         0.73%
 8 Tesoro Corp.                                5,131,308,468         0.69%
 9 Radian Group Inc.                           5,091,174,889         0.68%
10 BMC Software Inc.                           5,086,493,743         0.68%

10 Largest Industries (% Index Weight) (as of 6/30/06)



                                             Market
   Subgroups                           Capitalization ($)   Market Weight
   ---------                           ------------------   -------------
 1 Real Estate Investment Trusts         103,307,227,135       13.84%
 2 Banks                                  68,111,323,682        9.12%
 3 Electricity                            42,134,607,984        5.64%
 4 Property & Casualty Insurance          28,775,271,071        3.85%
 5 Containers & Packaging                 27,426,269,236        3.67%
 6 Electrical Components & Equipment      27,341,119,648        3.66%
 7 Gas Distribution                       20,835,385,842        2.79%
 8 Specialty Chemicals                    19,832,545,441        2.66%
 9 Multiutilities                         18,157,997,471        2.43%
10 Food Products                          17,831,275,573        2.39%



DOW JONES WILSHIRE SMALL CAP INDEX


Provided below is additional information regarding the Dow Jones Wilshire Small Cap Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $1,564,757,626,725



10 Largest Components by Market Capitalization (as of 6/30/06)



                                        Market
   Company Name                   Capitalization ($)   Market Weight
   ------------                   ------------------   -------------
 1 Glamis Gold Ltd.                  6,244,337,332         0.34%
 2 McDermott International Inc.      4,964,910,632         0.27%
 3 Terex Corp.                       4,955,861,035         0.27%
 4 Carolina Group                    4,778,941,288         0.26%
 5 FMC Technologies Inc.             4,662,801,268         0.26%
 6 Intuitive Surgical Inc.           4,310,736,697         0.24%
 7 Alliance Data Systems Corp.       3,952,062,862         0.22%
 8 Western Gas Resources Inc.        3,921,616,070         0.22%
 9 Denbury Resources Inc.            3,769,596,175         0.21%
10 Frontier Oil Corp.                3,642,556,392         0.20%



10 Largest Industries (% Index Weight) (as of 6/30/06)



                                             Market
   Subgroups                           Capitalization ($)   Market Weight
   ---------                           ------------------   -------------
 1 Real Estate Investment Trusts         150,155,582,589        8.25%
 2 Banks                                 130,196,766,265        7.15%
 3 Exploration & Production               64,228,549,215        3.53%
 4 Semiconductors                         60,950,858,393        3.35%
 5 Oil Equipment & Services               58,503,553,849        3.21%
 6 Software                               56,191,507,858        3.09%
 7 Biotechnology                          44,484,537,277        2.44%
 8 Electrical Components & Equipment      44,480,569,215        2.44%
 9 Property & Casualty Insurance          41,691,605,841        2.29%
10 Business Support Services              41,125,677,649        2.26%

DOW JONES WILSHIRE SMALL CAP GROWTH INDEX


Provided below is additional information regarding the Dow Jones Wilshire Small Cap Growth Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $880,284,439,722



10 Largest Components by Market Capitalization (as of 6/30/06)



                                       Market
   Company Name                  Capitalization ($)   Market Weight
   ------------                  ------------------   -------------
 1 Glamis Gold Ltd.                 6,244,337,332         0.71%
 2 Akamai Technologies Inc.         5,580,310,138         0.63%
 3 FMC Technologies Inc.            4,662,801,268         0.53%
 4 Intuitive Surgical Inc.          4,310,736,697         0.49%
 5 Alliance Data Systems Corp.      3,952,062,862         0.45%
 6 Western Gas Resources Inc.       3,921,616,070         0.45%
 7 Denbury Resources Inc.           3,769,596,175         0.43%
 8 Frontier Oil Corp.               3,642,556,392         0.41%
 9 Level 3 Communications Inc.      3,629,992,303         0.41%
10 Range Resources Corp.            3,567,513,844         0.41%



10 Largest Industries (% Index Weight) (as of 6/30/06)



                                        Market
   Subgroups                      Capitalization ($)   Market Weight
   ---------                      ------------------   -------------
 1 Exploration & Production         49,369,540,739         5.61%
 2 Semiconductors                   48,843,884,598         5.55%
 3 Oil Equipment & Services         48,794,037,292         5.54%
 4 Software                         47,560,689,573         5.40%
 5 Biotechnology                    40,309,628,309         4.58%
 6 Medical Equipment                31,069,607,343         3.53%
 7 Banks                            28,850,171,403         3.28%
 8 Health Care Providers            28,847,881,469         3.28%
 9 Telecommunications Equipment     27,159,791,431         3.09%
10 Apparel Retailers                24,510,663,467         2.78%



DOW JONES WILSHIRE SMALL CAP VALUE INDEX


Provided below is additional information regarding the Dow Jones Wilshire Small Cap Value Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $939,926,502,166



10 Largest Components by Market Capitalization (as of 6/30/06)

                                           Market
   Company Name                      Capitalization ($)   Market Weight
   ------------                      ------------------   -------------
 1 McDermott International Inc.         4,964,910,632         0.53%
 2 Terex Corp.                          4,955,861,035         0.53%
 3 Carolina Group                       4,778,941,288         0.51%
 4 SL Green Realty Corp.                4,729,469,739         0.50%
 5 Camden Property Trust                4,144,440,339         0.44%
 6 Federal Realty Investment Trust      3,712,051,210         0.39%
 7 PartnerRe Ltd.                       3,633,637,844         0.39%
 8 Ryder System Inc.                    3,554,271,541         0.38%
 9 Ventas Inc.                          3,518,333,955         0.37%
10 Advanced Medical Optics Inc.         3,482,184,549         0.37%



10 Largest Industries (% Index Weight) (as of 6/30/06)



                                             Market
   Subgroups                           Capitalization ($)   Market Weight
   ---------                           ------------------   -------------
 1 Real Estate Investment Trusts         145,334,134,831        15.46%
 2 Banks                                 101,346,594,862        10.78%
 3 Property & Casualty Insurance          30,048,916,601         3.20%
 4 Gas Distribution                       28,773,251,932         3.06%
 5 Electricity                            27,889,837,707         2.97%
 6 Electrical Components & Equipment      27,229,061,431         2.90%
 7 Specialty Chemicals                    25,567,717,125         2.72%
 8 Commercial Vehicles & Trucks           22,413,298,459         2.38%
 9 Industrial Machinery                   21,663,308,368         2.30%
10 Pipelines                              21,021,281,846         2.24%



DOW JONES GLOBAL TITANS 50 INDEX U.S. CLOSE


Provided below additional information regarding the Dow Jones Global Titans 50 Index U.S. Close on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $6,550,924,405,300



10 Largest Components by Market Capitalization (as of 6/30/06)



                                      Market
   Company Name                 Capitalization ($)   Market Weight
   ------------                 ------------------   -------------
 1 Exxon Mobil Corp.              374,623,499,489        5.72%
 2 General Electric Co.           342,731,198,080        5.23%
 3 Citigroup Inc.                 239,812,689,333        3.66%
 4 BP PLC                         233,889,011,788        3.57%
 5 Bank of America Corp.          219,504,462,891        3.35%
 6 Microsoft Corp.                211,399,731,244        3.23%
 7 HSBC Holdings PLC (UK Reg)     201,994,175,783        3.08%
 8 Procter & Gamble Co.           182,874,513,998        2.79%
 9 Johnson & Johnson              178,174,790,634        2.72%
10 Pfizer Inc.                    171,973,829,664        2.63%

10 Largest Industries (% Index Weight) (as of 6/30/06)



                                         Market
   Subgroups                       Capitalization ($)   Market Weight
   ---------                       ------------------   -------------
 1 Banks                            1,306,596,436,238       19.95%
 2 Integrated Oil & Gas             1,205,300,663,061       18.40%
 3 Pharmaceuticals                  1,060,708,624,631       16.19%
 4 Diversified Industrials            342,731,198,080        5.23%
 5 Fixed Line Telecommunications      280,519,698,381        4.28%
 6 Software                           211,399,731,244        3.23%
 7 Telecommunications Equipment       203,635,585,340        3.11%
 8 Semiconductors                     197,077,315,482        3.01%
 9 Soft Drinks                        193,839,012,469        2.96%
10 Nondurable Household Products      182,874,513,998        2.79%



DOW JONES WILSHIRE REIT INDEX


Provided below is additional information regarding the Dow Jones Wilshire REIT Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $278,259,676,171



10 Largest Components by Market Capitalization (as of 6/30/06)



                                          Market
   Company Name                     Capitalization ($)   Market Weight
   ------------                     ------------------   -------------
 1 Simon Property Group Inc.          18,315,586,787         6.58%
 2 Equity Office Properties Trust     13,402,819,357         4.82%
 3 Equity Residential                 13,027,354,229         4.68%
 4 Vornado Realty Trust               12,826,396,347         4.61%
 5 Prologis                           12,637,480,267         4.54%
 6 Host Hotels & Resorts Inc.         11,391,575,332         4.09%
 7 Archstone-Smith Trust              10,783,931,300         3.88%
 8 General Growth Properties Inc.     10,209,622,486         3.67%
 9 Boston Properties Inc.             10,170,813,600         3.66%
10 Avalonbay Communities Inc.          8,219,772,198         2.95%



10 Largest Industries (% Index Weight) (as of 6/30/06)



                                   Market
   Subgroups                 Capitalization ($)   Market Weight
   ---------                 ------------------   -------------
 1 Apartments                  56,307,668,436         20.24%
 2 Office                      52,557,866,955         18.89%
 3 Regional Malls              42,123,277,575         15.14%
 4 Strip Centers               33,998,184,502         12.22%
 5 Hotels                      23,520,644,656          8.45%
 6 Industrial                  19,787,373,116          7.11%
 7 Diversified                 19,737,234,834          7.09%
 8 Mixed Industrial/Office     16,300,844,338          5.86%
 9 Self-Storage                11,433,568,742          4.11%
10 Manufactured Homes           1,498,437,776          0.54%

KBW BANK INDEX


Provided below is additional information regarding the KBW Bank Index on which the Fund is based.


CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $1,316,604,653,980



10 Largest Components by Market Capitalization (as of 6/30/06)



                                             Market
   Company Name                        Capitalization ($)   Market Weight
   ------------                        ------------------   -------------
 1 Citigroup, Inc.                       239,812,689,333        18.21%
 2 Bank of America Corp.                 219,504,462,891        16.67%
 3 JPMorgan Chase & Co.                  145,931,248,344        11.08%
 4 Wells Fargo and Co.                   112,174,127,520         8.52%
 5 Wachovia Corp                         103,526,804,160         7.86%
 6 US Bancorp                             54,879,596,320         4.17%
 7 Washington Mutual                      43,915,783,040         3.34%
 8 SunTrust Banks, Inc.                   27,820,105,560         2.11%
 9 Capital One Financial Corporation      26,158,381,250         1.99%
10 Bank of New York Company               24,800,955,200         1.88%



KBW CAPITAL MARKETS INDEX


Provided below is additional information regarding the KBW Capital Markets Index on which the Fund is based.


CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $445,157,698,570



10 Largest Components by Market Capitalization (as of 6/30/06)



                                          Market
   Company Name                     Capitalization ($)   Market Weight
   ------------                     ------------------   -------------
 1 Morgan Stanley                     66,911,451,180         15.03%
 2 Goldman Sachs Group, Inc.          64,057,907,760         14.39%
 3 Merrill Lynch & Co., Inc.          61,663,061,880         13.85%
 4 Lehman Brothers Holdings, Inc.     34,533,213,550          7.76%
 5 Bank of New York, Inc.             24,800,955,200          5.57%
 6 Franklin Resources, Inc.           22,453,840,550          5.04%
 7 Charles Schwab Corp.               20,401,618,060          4.58%
 8 State Street Corp.                 19,236,096,870          4.32%
 9 Chicago Merc. Exchange             17,072,865,150          3.84%
10 Bear Stearns Companies, Inc.       16,432,924,880          3.69%

KBW INSURANCE INDEX


Provided below is additional information regarding the KBW Insurance Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $536,212,767,520



10 Largest Components by Market Capitalization (as of 6/30/06)



                                              Market
   Company Name                         Capitalization ($)   Market Weight
   ------------                         ------------------   -------------
 1 American International Group, Inc.     153,456,955,150        28.62%
 2 MetLife, Inc.                           38,888,515,530         7.25%
 3 Prudential Financial, Inc.              37,684,500,000         7.03%
 4 The Allstate Corp.                      34,452,863,380         6.43%
 5 The St. Paul Travelers Companies,
   Inc.                                    30,801,614,820         5.74%
 6 Hartford Financial Services Group       25,739,296,200         4.80%
 7 AFLAC, Corp.                            23,192,103,150         4.33%
 8 Chubb Corp.                             20,699,318,400         3.86%
 9 Progressive Corp.                       20,117,920,740         3.75%
10 ACE, Ltd.                               16,469,827,450         3.07%



MORGAN STANLEY TECHNOLOGY INDEX


Provided below is additional information regarding the Morgan Stanley Technology Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $1,860,093,368,990



10 Largest Components by Market Capitalization (as of 6/30/06)



                                                 Market
    Company Name                           Capitalization ($)   Market Weight
    ------------                           ------------------   -------------
 1  Microsoft Corp                           279,368,000,000        15.02%
 2  Google Inc                               148,432,100,000         7.98%
 3  Cisco Systems Inc                        148,414,700,000         7.98%
 4  International Business Machines Corp     139,354,800,000         7.49%
 5  Intel Corp                               123,896,600,000         6.66%
 6  Hewlett-Packard Co                       109,421,400,000         5.88%
 7  Oracle Corp                               99,143,140,000         5.33%
 8  Nokia Oyj                                 79,953,130,000         4.30%
 9  Apple Computer Inc                        69,529,040,000         3.74%
10  Sap Ag                                    63,159,150,000         3.40%



10 Largest Industries (% Index Weight) (as of 6/30/06)



                                          Market
  Subgroups                         Capitalization ($)   Market Weight
  ---------                         ------------------   -------------
1 Software & Services                   19,760,047           41.27%

2 Technology Hardware & Equipment       20,632,044           39.53%
3 Semiconductors & Semiconductor         8,385,535           16.77%
4 Retailing                              1,215,519            2.43%



S&P(R) HIGH YIELD DIVIDEND ARISTOCRATS INDEX


Provided below is additional information regarding the S&P(R) High Yield Dividend Aristocrats Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS





Aggregate Market Capitalization (6/30/06) $2,047,900,519,750



10 Largest Components by Market Capitalization (as of 6/30/06)



                                 Market
   Company Name            Capitalization ($)   Market Weight
   ------------            ------------------   -------------
 1 General Electric          342,731,198,080        16.74%
 2 Bank of America Corp.     219,504,446,200        10.72%
 3 Procter & Gamble          182,449,732,000         8.91%
 4 Johnson & Johnson         177,424,677,920         8.66%
 5 Pfizer, Inc.              171,973,819,830         8.40%
 6 Altria Group, Inc.        153,331,092,180         7.49%
 7 Coca Cola Co.             101,345,268,420         4.95%
 8 Merck & Co.                79,508,730,010         3.88%
 9 Abbott Labs                66,558,323,370         3.25%
10 Lilly (Eli) & Co.          62,462,340,370         3.05%



10 Largest Industries (% Index Weight) (as of 6/30/06)



                                               Market
   Subgroups                             Capitalization ($)   Market Weight
   ---------                             ------------------   -------------
 1 Pharmaceuticals                         557,927,891,500        27.24%
 2 Industrial Conglomerates                403,626,285,720        19.71%
 3 Household Products                      229,129,660,830        11.19%
 4 Diversified Financial Services          219,504,446,200        10.72%
 5 Tobacco                                 153,331,092,180         7.49%
 6 Beverages                               101,345,268,420         4.95%
 7 Commercial Banks                         54,962,848,800         2.68%
 8 Hotels, Restaurants & Leisure            41,868,153,600         2.04%
 9 Electrical Equipment                     34,400,904,030         1.68%
10 Wireless Telecommunication Services      24,836,699,810         1.21%



S&P BIOTECHNOLOGY SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Biotechnology Select Industry Index on which the Fund is based.



CONSTITUENT STOCK






Aggregate Market Capitalization (6/30/06) $288,707,501,160

10 Largest Components by Market Capitalization (as of 6/30/06)



                                  Market
   Company Name             Capitalization ($)   Market Weight
   ------------             ------------------   -------------
 1 Genentech                  86,186,688,600         29.85%
 2 Amgen                      76,920,259,680         26.64%
 3 Gilead Sciences            26,918,746,560          9.32%
 4 Celgene Corp.              16,477,561,440          5.71%
 5 BIOGEN IDEC Inc.           15,931,126,460          5.52%
 6 Genzyme Corp.              15,894,001,200          5.51%
 7 MedImmune Inc.              6,741,233,400          2.33%
 8 Amylin Pharmaceuticals      6,098,873,580          2.11%
 9 Vertex Pharmaceuticals      4,044,230,570          1.40%
10 Cephalon Inc                3,650,474,000          1.26%



S&P HOMEBUILDERS SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Homebuilders Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $190,245,274,250



10 Largest Components by Market Capitalization (as of 6/30/06)



                             Market
   Company Name        Capitalization ($)   Market Weight
   ------------        ------------------   -------------
 1 Home Depot            75,797,708,340         39.84%
 2 Lowe's Cos.           47,140,590,000         24.78%
 3 D.R. Horton            7,447,823,220          3.91%
 4 Pulte Homes, Inc.      7,387,514,000          3.88%
 5 Sherwin-Williams       6,450,775,240          3.39%
 6 Centex Corp.           6,104,810,400          3.21%
 7 Lennar Corp.           5,653,847,250          2.97%
 8 Mohawk Industries      4,762,132,200          2.50%
 9 Leggett & Platt        4,554,053,840          2.39%
10 KB Home                4,266,342,500          2.24%



S&P SEMICONDUCTOR SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Semiconductor Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $302,109,908,709



10 Largest Components by Market Capitalization (as of 6/30/06)

                                        Market
   Company Name                   Capitalization ($)   Market Weight
   ------------                   ------------------   -------------
 1 Intel Corp.                      110,232,150,000        36.49%
 2 Texas Instruments                 47,192,940,730        15.62%
 3 Broadcom Corporation              15,017,066,800         4.97%
 4 Freescale Semiconductor Inc.      11,929,432,200         3.95%
 5 Advanced Micro Devices            11,821,844,100         3.91%
 6 Analog Devices                    11,607,650,260         3.84%
 7 Micron Technology                 10,829,196,459         3.58%
 8 Maxim Integrated Prod             10,297,355,900         3.41%
 9 Linear Technology Corp.           10,168,635,680         3.37%
10 National Semiconductor             8,052,046,200         2.67%



S&P AEROSPACE & DEFENSE SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $310,713,079,570



10 Largest Components by Market Capitalization (as of 6/30/06)



                                       Market
   Company Name                  Capitalization ($)   Market Weight
   ------------                  ------------------   -------------
 1 Boeing Company                  65,493,515,890         5.22%
 2 United Technologies             64,109,248,560         5.14%
 3 Honeywell Int'l Inc.            33,365,901,400         5.04%
 4 Lockheed Martin Corp.           30,983,214,680         4.90%
 5 General Dynamics                26,424,958,260         4.89%
 6 Northrop Grumman Corp.          22,021,521,840         4.86%
 7 Raytheon Co. (New)              19,886,064,320         4.81%
 8 Rockwell Collins                 9,558,798,300         4.81%
 9 L-3 Communications Holdings      9,198,524,880         4.76%
10 Precision Castparts              8,011,306,080         4.76%



S&P BUILDING & CONSTRUCTION SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $200,041,024,960



10 Largest Components by Market Capitalization (as of 6/30/06)



                                   Market
   Company Name              Capitalization ($)   Market Weight
   ------------              ------------------   -------------
 1 Caterpillar Inc.            49,874,042,400         24.93%
 2 Deere & Co.                 19,584,332,790          9.79%
 3 PACCAR Inc.                 13,734,311,220          6.87%

 4 Masco Corp.                 11,773,008,000          5.89%
 5 American Standard            8,799,041,040          4.40%
 6 Fluor Corp. (New)            8,136,393,220          4.07%
 7 Vulcan Materials             7,847,424,000          3.92%
 8 Joy Global Inc.              6,438,792,810          3.22%
 9 Cummins  Inc.                5,677,045,500          2.84%
10 McDermott International      4,964,914,770          2.48%



S&P COMPUTER HARDWARE SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $411,962,912,460



10 Largest Components by Market Capitalization (as of 6/30/06)



                                       Market
   Company Name                  Capitalization ($)   Market Weight
   ------------                  ------------------   -------------
 1 International Bus. Machines     119,101,343,900        28.91%
 2 Hewlett-Packard                  88,373,165,760        21.45%
 3 Dell Inc.                        55,450,097,740        13.46%
 4 Apple Computer                   48,581,016,960        11.79%
 5 EMC Corp.                        25,939,486,480         6.30%
 6 Sun Microsystems                 14,515,542,150         3.52%
 7 Network Appliance                13,207,989,200         3.21%
 8 SEAGATE TECHNOLOGY               13,202,286,430         3.20%
 9 SanDisk Corporation               9,957,974,380         2.42%
10 Lexmark Int'l Inc                 5,879,848,110         1.43%



S&P COMPUTER SOFTWARE SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $462,615,201,890



10 Largest Components by Market Capitalization (as of 6/30/06)



                           Market
   Company Name      Capitalization ($)   Market Weight
   ------------      ------------------   -------------
 1 Microsoft Corp.     237,688,029,900        51.38%
 2 Oracle Corp.         77,299,266,870        16.71%
 3 Adobe Systems        18,177,108,840         3.93%
 4 Symantec Corp.       16,085,609,400         3.48%
 5 Electronic Arts      13,176,997,280         2.85%
 6 CA, Inc.             11,868,714,150         2.57%
 7 Intuit, Inc.         10,317,510,720         2.23%
 8 Autodesk, Inc.        7,984,382,000         1.73%
 9 Citrix Systems        7,311,460,860         1.58%
10 BEA Systems Inc       5,131,306,180         1.11%

S&P HEALTH CARE EQUIPMENT SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $290,514,323,050



10 Largest Components by Market Capitalization (as of 6/30/06)



                                     Market
   Company Name                Capitalization ($)   Market Weight
   ------------                ------------------   -------------
 1 Medtronic Inc.               56,633,003,040         19.49%
 2 Boston Scientific            24,652,160,200          8.49%
 3 Baxter International Inc.    24,070,595,040          8.29%
 4 Stryker Corp.                17,102,471,180          5.89%
 5 Becton, Dickinson            15,118,549,340          5.20%
 6 Zimmer Holdings              14,074,387,360          4.84%
 7 St Jude Medical              11,702,290,780          4.03%
 8 Fisher Scientific             9,069,011,400          3.12%
 9 Biomet, Inc.                  7,699,592,880          2.65%
10 Bard (C.R.) Inc.              7,586,439,300          2.61%



S&P HEALTH CARE SERVICES SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $389,588,348,690



10 Largest Components by Market Capitalization (as of 6/30/06)



                                       Market
   Company Name                  Capitalization ($)   Market Weight
   ------------                  ------------------   -------------
 1 United Health Group Inc.        60,318,480,880         15.48%
 2 WellPoint Inc.                  46,385,708,330         11.91%
 3 Cardinal Health, Inc.           26,869,225,740          6.90%
 4 Aetna Inc.                      22,640,310,000          5.81%
 5 Caremark Rx                     22,063,784,620          5.66%
 6 HCA Inc.                        17,607,875,300          4.52%
 7 Medco Health Solutions Inc.     17,279,142,080          4.44%
 8 McKesson Corp. (New)            14,378,793,600          3.69%
 9 Quest Diagnostics               11,874,346,400          3.05%
10 CIGNA Corp.                     11,797,459,090          3.03%

S&P LEISURETIME SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $297,613,753,820



10 Largest Components by Market Capitalization (as of 6/30/06)



                                         Market
   Company Name                    Capitalization ($)   Market Weight
   ------------                    ------------------   -------------
 1 McDonald's Corp.                  41,868,153,600         14.07%
 2 Starbucks Corp.                   28,980,497,920          9.74%
 3 Las Vegas Sands                   27,586,031,580          9.27%
 4 Carnival Corp.                    26,660,798,900          8.96%
 5 Marriott Int'l.                   15,778,096,720          5.30%
 6 Yum! Brands, Inc                  13,671,027,040          4.59%
 7 Harrah's Entertainment            13,150,433,820          4.42%
 8 Starwood Hotels & Resorts         13,108,080,580          4.40%
 9 International Game Technology     12,864,960,780          4.32%
10 MGM Mirage                        11,650,072,800          3.91%



S&P METALS & MINING SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $178,100,228,190



10 Largest Components by Market Capitalization (as of 6/30/06)



                                            Market
   Company Name                       Capitalization ($)   Market Weight
   ------------                       ------------------   -------------
 1 Alcoa Inc                            28,156,468,360         15.81%
 2 Newmont Mining Corp. (Hldg. Co.)     23,760,277,000         13.34%
 3 Nucor Corp.                          16,904,083,000          9.49%
 4 Phelps Dodge                         16,745,358,240          9.40%
 5 Peabody Energy                       14,758,920,500          8.29%
 6 Freeport-McMoran Cp & Gld            10,442,901,060          5.86%
 7 United States Steel Corp.             8,757,707,520          4.92%
 8 CONSOL Energy Inc.                    8,558,776,960          4.81%
 9 Allegheny Technologies Inc            6,942,487,080          3.90%
10 Arch Coal                             6,058,910,000          3.40%

S&P OIL & GAS EQUIPMENT & SERVICES SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $322,454,747,390



10 Largest Components by Market Capitalization (as of 6/30/06)



                                          Market
   Company Name                     Capitalization ($)   Market Weight
   ------------                     ------------------   -------------
 1 Schlumberger Ltd.                  76,821,400,810         23.82%
 2 Halliburton Co.                    38,306,311,480         11.88%
 3 Baker Hughes                       27,891,369,700          8.65%
 4 Transocean Inc.                    26,096,208,960          8.09%
 5 Weatherford International Ltd.     17,301,104,640          5.37%
 6 GlobalSantaFe Corp.                14,131,425,000          4.38%
 7 BJ Services                        11,979,052,740          3.71%
 8 National Oilwell Varco, Inc.       11,079,037,080          3.44%
 9 Diamond Offshore Drilling          10,835,866,580          3.36%
10 Nabors Industries Ltd.             10,488,213,260          3.25%



S&P OIL & GAS EXPLORATION & PRODUCTION SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $789,584,016,590



10 Largest Components by Market Capitalization (as of 6/30/06)



                                Market
   Company Name           Capitalization ($)   Market Weight
   ------------           ------------------   -------------
 1 Exxon Mobil Corp.       371,187,377,400         40.18%
 2 Chevron Corp.           137,558,286,220         14.89%
 3 ConocoPhillips          108,166,701,320         11.71%
 4 Occidental Petroleum     43,918,985,950          4.75%
 5 Valero Energy            40,939,933,560          4.43%
 6 Devon Energy Corp.       26,579,614,670          2.88%
 7 Apache Corp.             22,545,636,750          2.44%
 8 Anadarko Petroleum       21,866,914,180          2.37%
 9 EOG Resources            16,820,566,540          1.82%
10 XTO Energy Inc.          16,120,167,910          1.74%

S&P OUTSOURCING & IT CONSULTING SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $132,285,653,680



10 Largest Components by Market Capitalization (as of 6/30/06)



                                          Market
   Company Name                     Capitalization ($)   Market Weight
   ------------                     ------------------   -------------
 1 First Data                         34,480,867,440         18.97%
 2 Automatic Data Processing Inc.     26,138,606,250         14.38%
 3 Paychex Inc.                       14,803,551,540          8.15%
 4 Electronic Data Systems            12,473,618,280          6.86%
 5 Cognizant Technology Solutions      9,458,545,890          5.20%
 6 Computer Sciences Corp.             9,097,710,160          5.01%
 7 FIserv Inc.                         7,969,479,840          4.39%
 8 Fidelity National Information
   Services                            6,813,650,400          3.75%
 9 Affiliated Computer                 6,119,500,920          3.37%
10 Iron Mountain Inc.                  4,930,122,960          2.71%



S&P PHARMACEUTICALS SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $725,717,662,430



10 Largest Components by Market Capitalization (as of 6/30/06)



                                Market
   Company Name           Capitalization ($)   Market Weight
   ------------           ------------------   -------------
 1 Johnson & Johnson        177,424,677,920        23.35%
 2 Pfizer, Inc.             171,973,819,830        22.63%
 3 Merck & Co.               79,508,730,010        10.46%
 4 Abbott Labs               66,558,323,370         8.76%
 5 Lilly (Eli) & Co.         62,462,340,370         8.22%
 6 Wyeth                     59,773,595,090         7.87%
 7 Bristol-Myers Squibb      50,848,905,900         6.69%
 8 Schering-Plough           28,184,381,500         3.71%
 9 Allergan, Inc.            16,374,204,340         2.15%
10 Forest Laboratories       12,608,684,100         1.66%

S&P RETAIL SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $658,933,201,540



10 Largest Components by Market Capitalization (as of 6/30/06)



                                      Market
   Company Name                 Capitalization ($)   Market Weight
   ------------                 ------------------   -------------
 1 Wal-Mart Stores                200,735,661,780        30.46%
 2 Walgreen Co.                    45,294,587,920         6.87%
 3 Target Corp.                    42,194,553,480         6.40%
 4 Costco Co.                      26,921,541,290         4.09%
 5 Best Buy Co., Inc.              26,600,142,000         4.04%
 6 CVS Corp.                       25,125,125,600         3.81%
 7 Sears Holdings Corporation      24,222,085,720         3.68%
 8 Federated Dept. Stores          20,247,778,800         3.07%
 9 Kohl's Corp.                    20,126,990,160         3.05%
10 Staples Inc.                    17,707,756,800         2.69%



S&P TELECOM SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $645,090,197,740



10 Largest Components by Market Capitalization (as of 6/30/06)



                                    Market
   Company Name               Capitalization ($)   Market Weight
   ------------               ------------------   -------------
 1 Cisco Systems                119,223,306,720        16.04%
 2 AT&T Inc.                    108,434,758,160        14.58%
 3 Verizon Communications        97,697,764,780        13.14%
 4 QUALCOMM Inc.                 67,164,011,690         9.03%
 5 BellSouth                     65,478,668,600         8.81%
 6 Sprint Nextel Corp.           59,550,689,760         8.01%
 7 Motorola Inc.                 49,769,432,050         6.69%
 8 Corning Inc.                  37,677,207,070         5.07%
 9 ALLTEL Corp.                  24,836,699,810         3.34%
10 Qwest Communications Int      15,257,659,100         2.05%

S&P TRANSPORTATION SELECT INDUSTRY INDEX



Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.



CONSTITUENT STOCK



Aggregate Market Capitalization (6/30/06) $256,251,277,220



10 Largest Components by Market Capitalization (as of 6/30/06)



                                          Market
   Company Name                     Capitalization ($)   Market Weight
   ------------                     ------------------   -------------
 1 United Parcel Service              89,299,975,470         29.59%
 2 FedEx Corporation                  35,655,855,760         11.82%
 3 Burlington Northern Santa Fe C     28,899,384,250          9.58%
 4 Union Pacific                      25,002,056,800          8.29%
 5 Norfolk Southern Corp.             22,069,908,240          7.31%
 6 CSX Corp.                          15,608,517,840          5.17%
 7 Southwest Airlines                 13,138,038,160          4.35%
 8 Expeditors Int'l                   11,950,517,640          3.96%
 9 C.H. Robinson Worldwide             9,258,369,900          3.07%
10 AMR Corp.                           5,368,653,160          1.78%



KBW REGIONAL BANKING(SM) INDEX



Provided below is additional information regarding the KBW Regional Banking(SM) Index on which the Fund is based.



CONSTITUENT STOCK AND INDUSTRIES/SECTORS



Aggregate Market Capitalization (6/30/06) $167,477,418,370



10 Largest Components by Market Capitalization (as of 6/30/06)



                                   Market
   Company Name              Capitalization ($)   Market Weight
   ------------              ------------------   -------------
 1 Bank of Hawaii              11,310,040,000         6.75%
 2 TD BankNorth Group          10,236,761,100         6.11%
 3 Sovereign Bancorp, Inc.      9,583,760,940         5.72%
 4 Commerce BCSHS               9,334,224,900         5.57%
 5 UnionBancal Corp             9,292,175,760         5.55%
 6 Mercantile Banks             9,070,738,320         5.42%
 7 Synovus Financial            8,363,608,240         4.99%
 8 Cullen/Frost                 7,136,199,300         4.26%
 9 Provident Bankshares         5,028,916,050         3.00%
10 Greater Bay BNCP             4,990,367,500         2.98%

KBW MORTGAGE FINANCE(SM) INDEX



Provided below is additional information regarding the KBW Mortgage Finance(SM) Index on which the Fund is based.



CONSTITUENT STOCK AND INDUSTRIES/SECTORS



Aggregate Market Capitalization (6/30/06) $247,031,678,810



10 Largest Components by Market Capitalization (as of 6/30/06)



                                            Market
   Company Name                       Capitalization ($)   Market Weight
   ------------                       ------------------   -------------
 1 Fannie Mae                           46,556,182,400         18.85%
 2 Washington Mutual, inc.              43,915,783,040         17.78%
 3 Freddie Mac                          39,222,880,000         15.88%
 4 Golden West Financial Corp.          22,933,068,200          9.28%
 5 Countrywide Financial, Inc.          22,769,707,520          9.22%
 6 Sovereign Bancorp, Inc.               9,583,760,940          3.88%
 7 Hudson City Bancorp, Inc.             7,592,128,160          3.07%
 8 Fidelity National Financial,
   Inc.                                  6,758,876,650          2.74%
 9 MGIC Investment Corp.                 5,489,965,000          2.22%
10 Popular, Inc.                         5,349,312,000          2.17%

APPENDIX B--SSGA FUNDS MANAGEMENT, INC. PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio's holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

     -    Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -    Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter

     -    Change in Corporation Name

     -    Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

     -    Reductions in super-majority vote requirements

     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     - Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                     PART C
                                OTHER INFORMATION

ITEM 23. Exhibits

(a)(i) Declaration of Trust was filed on June 28, 1998, and is incorporated herein by reference.

(a)(ii)     Amended and Restated Declaration of Trust was filed on September 25,
            2000, and is incorporated herein by reference.

(b) Amended and Restated Bylaws of the Trust dated November 15, 2004 was filed on April 14, 2005 and is incorporated herein by reference.

(c) Global certificates evidencing shares of the Beneficial Interest, $.01 par value, of each Fund were filed on September 25, 2000, and are incorporated herein by reference.

(d)(i) Amended and Restated Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc. was filed on October 28, 2003, and is incorporated herein by reference.

(d)(ii) Amended and Restated Sub-Advisory Agreement between the Trust on behalf of the streetTRACKS(R) Wilshire REIT Index Fund and SSgA
            Funds Management, Inc. was filed on October 28, 2003, and is incorporated herein by reference.

(d)(iii)    Additional Fund Letter adding the SPDR O-Strip ETF to the Trust's
            Amended and Restated Investment Advisory Agreement was filed on
            October 28, 2005 and is incorporated herein by reference.

(d)(iv)     Additional Fund Letter to the Trust's Amended and Restated
            Investment Advisory Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(d)(v) Fee Waiver Agreement with Respect to the SPDR Dividend ETF was filed on October 28, 2005 and is incorporated herein by reference.

(d)(vi) Additional Fund Letter adding the New Funds to the Trust's Amended and Restated Investment Advisory Agreement was filed on January 23,
            2006 and is incorporated herein by reference.

(d)(vii) Additional Fund Letter adding the New Funds to the Trust's Amended and Restated Investment Advisory Agreement was filed on June 12,
            2004, and is incorporated herein by reference.

(e)(i)      Distribution Agreement between the Trust and State Street Capital
            Markets was filed on September 25, 2000, and is incorporated herein by reference.

(e)(ii)     Additional Fund Letter adding the SPDR O-Strip ETF to the Trust's
            Distribution Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(e)(iii) Additional Fund Letter to the Trust's Distribution Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(e)(iv)     Additional Fund Letter adding the New Funds to the Trust's
            Distribution Agreement was filed on January 23, 2006 and is incorporated herein by reference.

(e)(v)      Additional Fund Letter adding the New Funds to the Trust's
            Distribution Agreement was filed on June 12, 2004, and is incorporated herein by reference.

(f)         Not applicable.

(g)(i)      Custodian and Accounting Services Agreement was filed on September
            25, 2000 and is incorporated herein by reference.

(g)(ii)     Additional Fund Letter adding the SPDR O-Strip ETF to the Trust's
            Custodian Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(g)(iii) Additional Fund Letter to the Trust's Custodian Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(g)(iv) Amendment to the Custodian Agreement dated October 14, 2005 was filed on October 28, 2005 and is incorporated herein by reference.

(g)(v)      Additional Fund Letter adding the New Funds to the Trust's Custodian
            Agreement was filed on January 23, 2006 and is incorporated herein by reference.

(g)(vi)     Additional Fund Letter adding the New Funds to the Trust's Custodian
            Agreement was filed on June 12, 2004, and is incorporated herein by reference.

(h)(i) Administration Agreement was filed on September 25, 2000, and is incorporated herein by reference.

(h)(ii) Transfer Agency Services Agreement was filed on September 25, 2000, and is incorporated herein by reference.

(h)(iii)    Addendum to Transfer Agency Services Agreement was filed on October
            28, 2005 and is incorporated herein by reference.

(h)(iv) Form of Participant Agreement was filed on October 28, 2003, and is incorporated herein by reference.

(h)(v)      Form of Sales and Investor Services Agreement was filed on September
            25, 2000, and is incorporated herein by reference.

(h)(vi)     Additional Fund Letter adding the SPDR O-Strip ETF to the Trust's
            Administration Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(h)(vii)    Additional Fund Letter adding the SPDR O-Strip ETF to the Trust's
            Transfer Agency Services Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(h)(viii) Additional Fund Letter to the Trust's Administration Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(h)(ix)     Additional Fund Letter to the Trust's Transfer Agency Services
            Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(h)(x)      Additional Fund Letter adding the New Funds to the Trust's
            Administration Agreement was filed on January 23, 2006 and is incorporated herein by reference.

(h)(xi)     Additional Fund Letter adding the New Funds to the Trust's Transfer
            Agency Services Agreement was filed on January 23, 2006 and is incorporated herein by reference.

(h)(xii)    Additional Fund Letter adding the New Funds to the Trust's
            Administration Agreement was filed on June 12, 2004, and is incorporated herein by reference.

(h)(xiii)   Additional Fund Letter adding the New Funds to the Trust's Transfer
            Agency Services Agreement was filed on June 12, 2004, and is incorporated herein by reference.

(i)(i)      Opinion and Consent of Clifford Chance US LLP was filed on August
            30, 2004 and is incorporated herein by reference.

(i)(ii)     Opinion and Consent of Mayer Brown & Platt was filed on September
            25, 2000, and is incorporated herein by reference.

(j)         Consent of Ernst & Young LLP is filed herewith.

(k)         Not applicable.

(l)         Subscription Agreement(s) between the Trust and State Street Capital
            Markets, LLC was filed on September 25, 2000, and is incorporated herein by reference.

(m) Distribution and Service Plan was filed on August 30, 2004, and is incorporated herein by reference.

(n)         Not applicable.

(p)(i) Code of Ethics of the Trust was filed on April 14, 2005 and is incorporated herein by reference.

(p)(ii) Code of Ethics of the Adviser was filed on June 2, 2004 and is incorporated herein by reference.

(p)(iii) Sub-Adviser has adopted the Code of Ethics used by the Adviser was filed on June 2, 2004, and is incorporated herein by reference.

(p)(iv) Distributor has adopted the Code of Ethics used by the Adviser was filed on June 2, 2004, and is incorporated herein by reference.

(p)(v) Revised Code of Ethics of the Adviser was filed on June 12, 2004, and is incorporated herein by reference.

(q)(1) Powers of Attorney were filed on April 14, 2005 and are incorporated herein by reference.

(q)(2) Power of Attorney of James Ross was filed on September 9, 2005 and is incorporated herein by reference.

(q)(3)      Power of Attorney of James Ross dated January 19, 2006 was filed on
            January 23, 2006 and is incorporated herein by reference.

(r)         Secretary's Certificate is filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Immediately prior to the contemplated public offering of the Trust Shares, State Street Global Markets, LLC will be the sole shareholder of each Fund of the Trust.

ITEM 25. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management" in the STATEMENT OF ADDITIONAL INFORMATION as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is the Trust's principal underwriter.

(b) The following is a list of the executive officers, directors and partners of State Street Global Markets, LLC:

R. Charles Hindmarsh   Chief Executive Officer and President
Nicolas J. Bonn        Chief Financial Officer and Executive Vice President
Simon Wilson-Taylor    Senior Vice President
R. Bryan Woodard       Vice President and Secretary
Vincent Manzi          Vice President and Compliance Officer
William Helfrich       Vice President and Treasurer
James D. Doherty       Vice President and Assistant Secretary

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 27 day of October 2006.

                                        streetTRACKS(R) SERIES TRUST


                                        By: /s/ James Ross*
                                            ------------------------------------
                                            James Ross
                                            President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

             SIGNATURES                         TITLE                 DATE
             ----------                         -----                 ----


/s/ Gary L. French*                     Treasurer and           October 27, 2006
-------------------------------------   Principal Financial
Gary L. French                          Officer


/s/David M. Kelly*                      Trustee                 October 27, 2006
-------------------------------------
David M. Kelly


/s/Frank Nesvet*                        Trustee                 October 27, 2006
-------------------------------------
Frank Nesvet


/s/Helen Peters*                        Trustee                 October 27, 2006
-------------------------------------
Helen F. Peters


/s/ James Ross*                         Trustee, President      October 27, 2006
-------------------------------------   and Principal
James Ross                              Executive Officer


*By: /s/ Scott M. Zoltowski
     --------------------------------
     Scott M. Zoltowski
     As Attorney-in-Fact
     Pursuant to Power of Attorney